UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21632
Kiewit Investment Fund LLLP
(Exact name of registrant as specified in charter)
73 Tremont Street, Boston, Massachusetts 02108
(Address of principal executive offices) (Zip code)
Robert L. Giles, Jr.
73 Tremont Street
Boston, Massachusetts 02108
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: 1-800-443-4306
Date of fiscal year end: March 31
Date of reporting period: April 1, 2006 to March 31, 2007

Item 1. Reports to Unitholders.
The following is a copy of the report transmitted to unitholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Kiewit

Kiewit Investment Fund LLLP
Annual Report

March 31, 2007

Investment Adviser

Offit Hall Capital Management LLC

www.kiewitinvestmentfund.com

Letter to Unitholders

March 31, 2007

Dear Unitholder:

We are pleased to report that as of March 31, 2007 the Fund had assets of more than $187 million and 617 investors!

Performance

For the annual period covered by this report, April 1, 2006 through March 31, 2007, the Fund had a total return of 10.65% versus the Fund’s Balanced Benchmark1, which was up 9.44%. Fund performance for the 1-year period and since inception in comparison to the benchmark (60% of the Russell 3000 Index / 40% of the Lehman Brothers US Aggregate Bond Index) is as follows:

		Average Annual Return	Cumulative Return
	1-Year	Since Inception†	Since Inception†

Fund, net of fees & expenses	10.65%	10.85%	17.91%
Benchmark	9.44%	9.22%	15.13%

†	The Fund commenced investment operations on August 24, 2005.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s units, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent quarter end may be obtained by calling 800-443-4306 or visiting www.kiewitinvestmentfund.com.

As described in the Fund’s offering materials, the Fund is intended to be a long-term investment vehicle. Due to the investment goals and strategies of the Fund it is likely that the Fund’s performance, especially over short timeframes, will deviate, possibly dramatically, from the balanced benchmark.

The Fund is diversified across various asset categories, as further described in the next section, Asset Allocation. During the fiscal year ended March 31, 2007, each asset category contributed positively to the Fund’s performance. Equity managers performed well across the board during the fiscal year with particularly strong performance coming from the international managers. Returns for a broad international index, the MSCI EAFE2 were more than 20% for the fiscal year, as compared to the Russell 3000 which was up just over 11%, illustrating the benefits of a diversified investment pool which includes a significant allocation to international equities.

Hedge fund managers also performed well during the fiscal year, particularly during periods where the equity markets were more volatile. Periods of market volatility provide a good window into the benefits of diversification within the Fund. The Fund benefited from its equity exposure in the second and third quarters of the period while our hedge fund managers delivered solid absolute returns but lagged the performance of the equity markets. The reverse was true in the first and fourth quarters of the period with the Fund’s hedge fund managers delivering strong absolute returns as well as relative returns that exceeded the equity markets, while the Fund’s equity exposure delivered lower absolute returns in line with the broad equity markets.

1 The Balanced Benchmark is an unmanaged index created by the Adviser and approved by the Board. It consists of a 60% weighting of the Russell 3000 Index and a 40% weighting of the Lehman Brothers US Aggregate Bond Index. Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. The Lehman Brothers US Aggregate Bond Index represents debt securities that are SEC-registered, taxable, and dollar denominated; the index covers the US Investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Balanced Benchmark is not managed and does not reflect sales charges, commissions, expenses or taxes. Investments cannot be made directly into the Balanced Benchmark.
2 The MSCI EAFE index stands for the Morgan Stanley Capital International Europe, Australasia and Far East index and is a broad benchmark of the developed markets excluding the United States.

As mentioned previously, the Fund is a long-term investment vehicle. As the Adviser to the Fund, we will strategically rebalance the Fund in response to changing market opportunities, but we do not believe in “market timing” where you move the asset allocation dramatically over short time periods in an attempt to maximize return. The past fiscal year was a good year for the Fund and for the markets broadly, but some signs of market instability did emerge in the last quarter of the period — such as the dramatic drop in the Chinese stock market and the mess in the US sub-prime mortgage market. These events are a good reminder that “risk” is alive and well. The Fund’s allocation to fixed income is intended in part to provide stability during times of market turbulence.

Asset Allocation

The Asset Allocation for the Fund as of March 31, 2007 is shown below (as a percentage of Net Assets).

# Short-term Investments include cash/cash equivalents and other liabilities in excess of other assets.

Investments

As of March 31, 2007, the Fund continued to have assets with three sub-advisers: Payden & Rygel (cash and fixed income), SSgA Funds Management, Inc. (US Passive Equities) and Pzena Investment Management, LLC (US Active Equities). The Fund had a cash balance of approximately 2%. We always want to have some cash available to provide liquidity, if needed, to redeem unitholders at appropriate redemption windows. Therefore, with a 2% cash balance we consider the Fund to be “fully invested.”

Additionally, we continue to have a portion of Fund assets allocated to ValueAct Capital Partners II, L.P. (US Active Equities) and four active international equity funds: Oakmark International Fund, Longleaf Partners International Fund, Walter Scott International Fund, LLC and Liberty Square Strategic Partners IV (Asia), L.P.

As a refresher from our last unitholder letter which focused on the role of hedge funds in a long-term portfolio such as the Fund, the Fund has 26% of assets invested in hedge funds. These hedge fund investments are split between “absolute return” focused managers and “equity hedge” managers. Absolute return funds seek to generate positive annual returns with low volatility in all market environments. Equity hedge managers typically buy “long” or sell “short” US and global equities. These investments tend to have a greater allocation of capital to long investments (owning the actual security) than short (selling a borrowed security which must be replaced) and are thus more correlated to the returns of equity markets than absolute return strategies.

The Fund continues to have hedge fund investments in three absolute return funds — Canyon Value Realization Fund, L.P., FFIP, L.P. and Perry Partners, L.P. The Fund also has investments in three equity hedge funds — Lansdowne European Strategic Equity Fund, L.P., Royal Capital Value Fund, L.P. and Tiedemann Global Emerging Markets QP, L.P.

A new investment for the Fund since our last letter is Taconic Opportunity Fund, L.P. (“Taconic”). Taconic is an absolute return manager that focuses on event-driven situations (i.e., where companies are involved in company-specific events such as leveraged buyouts, hostile takeovers, mergers or spin-offs).

The next report on the Fund will be the semi-annual report as of September 30, 2007. We look forward to the opportunity to discuss the Fund again with you in our next report.

Sincerely,

Kathryn A. Hall
Offit Hall Capital Management LLC — Fund Adviser

Past performance does not guarantee future results.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. References to other funds should not be interpreted as an offer of these securities.

An investment in the Fund entails substantial risks; loss of principal is possible. These risks include but are not limited to general market risks, fund specific risks, investment and securities specific risks, special investment instrument and technique risks, special risks of hedge funds and other unregistered portfolio funds. Please see the prospectus for further details. This may not be suitable for all investors.

Investments by the Fund in Alternative Investment Products, including hedge funds, will increase the risk of investment loss as these underlying funds often engage in leveraging and other speculative investment practices. Additionally, the Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

(05/07)

Kiewit Investment Fund LLLP

Performance Information (Unaudited)

Total Return For the Fund for the Year Ended March 31, 2007	10.65%
Total Return For the Balanced Benchmark for the Year Ended March 31, 2007*	9.44%
Average Annual Total Return For the Fund Since Inception	10	.85%†
Average Annual Total Return For the Balanced Benchmark Since Inception*	9	.22%†

Portfolio Summary
As of March 31, 2007

Payden & Rygel

Percentage
Top Five Short-Term Investments#	of Net Assets

Federal National Mortgage Assn. 5.16%, due 04/11/07 (a)	0.9%
Federal Home Loan Bank 5.17%, due 04/25/07 (a)	0.9
Federal Home Loan Mortgage Corp. 5.14%, due 04/18/07 (a)	0.7
Federal Farm Credit Bank 5.15%, due 04/10/07 (a)	0.4
Federal Farm Credit Bank 5.15%, due 04/17/07 (a)	0.4

Total	3.3%

Pzena Investment Management, LLC

Percentage
Top Five Common Stocks††	of Net Assets

Federal Home Loan Mortgage Corp.	0.3%
XL Capital Ltd.	0.2
Citigroup, Inc.	0.2
Pfizer, Inc.	0.2
Wal-Mart Stores, Inc.	0.2

Total	1.1%

SSgA Funds Management, Inc.

Percentage
Top Five Common Stocks††	of Net Assets

Exxon Mobil Corp.	0.9%
General Electric Co.	0.7
Citigroup, Inc.	0.5
AT&T, Inc.	0.5
Microsoft Corp.	0.5

Total	3.1%

Percentage
Top Five Fixed Income Investments	of Net Assets

U.S. Treasury Bill 4.81%, due 06/14/07 (e)	1.0%
Federal National Mortgage Assn. 6.00%, due 04/25/37 TBA (d)(g)	0.8
Federal National Mortgage Assn. 5.50%, due 4/25/37 TBA (d)(g)	0.7
U.S. Treasury Note 3.88%, due 09/15/10 (e)	0.6
U.S. Treasury Note 4.00%, due 02/15/15 (e)	0.5

Total	3.6%

*	The Balanced Benchmark is an unmanaged index created by the Adviser and approved by the Board. It consists of a 60% weighting of the Russell 3000 Index and a 40% weighting of the Lehman Brothers US Aggregate Bond Index. Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. The Lehman Brothers US Aggregate Bond Index represents debt securities that are SEC-registered, taxable, and dollar denominated; the index covers the US Investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Balanced Benchmark is not managed and does not reflect sales charges, commissions, expenses or taxes. Investments cannot be made directly into the Balanced Benchmark.

†	The Fund commenced investment operations on August 24, 2005.

††	Excluding short-term investments.

#	Short-term Investments include cash/cash equivalents and other liabilities in excess of assets.

(a)	Zero coupon security — rate disclosed is the yield as of March 31, 2007.

(d)	Dollar roll transaction. See Note 9 to the Financial Statements.

(e)	All or a portion of the security has been segregated to meet the Fund’s obligation for delayed delivery securities.

(g)	Security is subject to delayed delivery. See Note 8 to the Financial Statements.

TBA — To be announced.

Kiewit Investment Fund LLLP

Summary Schedule of Investments

as of March 31, 2007	(in U.S. dollars)

			Percentage
		Market	of Net
	Shares	Value	Assets

EQUITY INVESTMENTS Common Stocks (Active & Passive Domestic Equities)
Consumer Discretionary
Other**	243,654	$8,231,629	4.4%

Consumer Staples
Wal-Mart Stores, Inc.	17,525	822,799	0.4%
Procter & Gamble Co.	12,302	776,994	0.4%
Altria Group, Inc.	7,800	684,918	0.4%
Other**	88,887	3,485,878	1.9%

		5,770,589	3.1%

Energy
Exxon Mobil Corp.	21,400	1,614,630	0.9%
Chevron Corp.	8,300	613,868	0.3%
Other**	67,503	3,045,550	1.6%

		5,274,048	2.8%

Financials
Citigroup, Inc.	27,200	1,396,448	0.7%
JPMorgan Chase & Co.	19,400	938,572	0.5%
Bank of America Corp.	17,054	870,095	0.5%
Federal Home Loan Mortgage Corp.	10,500	624,645	0.3%
American International Group, Inc.	8,200	551,204	0.3%
Allstate Corp. (The)	8,800	528,528	0.3%
Morgan Stanley	6,500	511,940	0.3%
Federal National Mortgage Assn.	8,875	484,398	0.3%
Other**	235,841	10,517,615	5.6%

		16,423,445	8.8%

Health Care
Pfizer, Inc.	43,825	1,107,020	0.6%
Johnson & Johnson	13,450	810,497	0.4%
Bristol-Myers Squibb Co.	20,200	560,752	0.3%
Other**	132,875	5,827,975	3.1%

		8,306,244	4.4%

Industrials
General Electric Co.	38,800	1,371,968	0.7%
Other**	106,001	5,389,702	2.9%

		6,761,670	3.6%

Information Technology
Microsoft Corp.	41,625	1,160,089	0.6%
Cisco Systems, Inc.*	22,800	582,084	0.3%
International Business Machines Corp.	5,800	546,708	0.3%
Oracle Corp.*	26,515	480,717	0.3%
Other**	295,794	7,213,348	3.8%

		9,982,946	5.3%

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Summary Schedule of Investments (continued)

as of March 31, 2007	(in U.S. dollars)

			Percentage
		Market	of Net
	Shares	Value	Assets

Materials Other**	50,140	$2,101,140	1.1%

Telecommunication Services AT&T, Inc.	23,471	925,462	0.5%
Other**	48,224	1,144,080	0.6%

		2,069,542	1.1%

Utilities
Other**	65,380	2,759,482	1.5%

Total Common Stocks (Active & Passive Domestic Equities) (Cost $58,282,249)		67,680,735	36.1%

Investment Companies (Active International & Passive Domestic Equities)
Longleaf Partners International Fund	444,576	8,882,627	4.7%
Oakmark International Fund	329,125	8,787,628	4.7%

Total Investment Companies (Active International & Passive Domestic Equities) (Cost $15,290,195)		17,670,255	9.4%

Partnerships (Active Domestic & International Equities)(c)
Partnership (Active Domestic Equity)
ValueAct Capital Partners II, L.P.		9,583,000	5.1%
Partnership (Active International Equity)
Walter Scott International Fund LLC		11,892,000	6.3%
Liberty Square Strategic Partners IV (Asia), L.P.		5,586,000	3.0%

Total Partnerships (Active Domestic & International Equities) (Cost $21,400,000)		27,061,000	14.4%

TOTAL EQUITY INVESTMENTS (Cost $94,972,444)		112,411,990	59.9%

ALTERNATIVE ASSETS(c) Hedge Funds
Canyon Value Realization Fund, L.P.		10,754,000	5.7%
Perry Partners, L.P.		10,149,000	5.4%
FFIP, L.P.		9,313,000	5.0%
Taconic Opportunity Fund, L.P.		5,734,000	3.1%
Tiedemann Global Emerging Markets QP, L.P.		4,475,000	2.4%
Lansdowne European Strategic Equity Fund, L.P.		4,213,000	2.2%
Royal Capital Value Fund, L.P.		4,166,000	2.2%

TOTAL ALTERNATIVE ASSETS (Cost $41,750,000)		48,804,000	26.0%

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Summary Schedule of Investments (continued)

as of March 31, 2007	(in U.S. dollars)

Percentage
	Market	of Net
Shares	Value	Assets

			Percentage
	Principal	Market	of Net
	Amount	Value	Assets

FIXED INCOME INVESTMENTS
Asset Backed Securities Other**	$1,866,122	$1,863,528	1.0%

Collateralized Mortgage Obligations Other**	3,967,179	3,967,269	2.1%

Corporate Bonds
Consumer Discretionary Other**	299,000	300,841	0.2%

Consumer Staples Other**	208,000	213,897	0.1%

Energy Other**	111,000	118,696	0.1%

Financials Other**	1,419,000	1,410,260	0.7%

Health Care Other**	319,000	318,021	0.2%

Industrials Other**	241,000	247,908	0.1%

Information Technology Other**	122,000	121,993	0.1%

Materials Other**	138,000	142,158	0.1%

Telecommunication Services Other**	228,000	250,868	0.1%

Utilities Other**	198,000	200,821	0.1%

Foreign Government Securities Other**	345,000	371,760	0.2%

Municipal Bonds California Other**	200,000	194,502	0.1%

U.S. Government Securities
Federal Home Loan Mortgage Corp.
5.75%, due 01/15/12	368,000	381,997	0.2%
5.00%, due 02/16/17	158,000	157,681	0.1%
5.38%, due 12/8/10	96,000	95,944	0.1%
2.63%, due 07/15/08	40,000	38,857	0.0%

		674,479	0.4%

Federal National Mortgage Assn.
6.00%, due 04/25/37 TBA (d)(g)	1,560,000	1,571,213	0.8%
5.50%, due 04/25/37 TBA (d)(g)	1,340,000	1,325,763	0.7%

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Summary Schedule of Investments (continued)

as of March 31, 2007	(in U.S. dollars)

			Percentage
	Principal	Market	of Net
	Amount	Value	Assets

7.25%, due 01/15/10	$658,000	$699,257	0.4%
5.00%, due 04/25/21 TBA (d)(g)	670,000	660,578	0.3%
5.00%, due 04/25/36 TBA (d)(g)	590,000	569,903	0.3%
5.00%, due 09/01/33	544,487	527,445	0.3%
5.50%, due 04/25/22 TBA (d)(g)	470,000	471,028	0.2%
5.50%, due 04/01/34	406,557	403,231	0.2%
5.55%, due 02/16/17	370,000	371,405	0.2%
5.90%, due 12/01/36 (f)	195,158	197,148	0.1%
5.88%, due 12/01/36 (f)	175,899	177,628	0.1%
5.50%, due 05/01/34	113,160	112,233	0.1%
6.00%, due 05/25/36 TBA (d)(g)	50,000	50,344	0.0%
5.50%, due 05/25/36 TBA (d)(g)	50,000	49,453	0.0%

		7,186,629	3.7%

Government National Mortgage Assn. 5.50%, due 4/15/37 TBA (d)(g)	680,000	675,272	0.4%

U.S. Treasury Securities
U.S. Treasury Bonds
6.13%, due 11/15/27 (e)	140,000	161,634	0.2%
4.75%, due 02/15/37	66,000	64,969	0.0%
6.25%, due 08/15/23	49,000	56,254	0.0%
4.50%, due 02/15/36	24,000	22,627	0.0%

		305,484	0.2%

U.S. Treasury Notes
3.88%, due 09/15/10 (e)	1,244,000	1,218,294	0.6%
4.00%, due 02/15/15 (e)	903,000	865,681	0.5%
4.63%, due 11/15/16 (e)	818,000	815,603	0.4%
3.13%, due 10/15/08 (e)	487,000	475,567	0.3%

		3,375,145	1.8%

TOTAL FIXED INCOME INVESTMENTS (Cost $21,931,093)		21,939,531	11.7%

SHORT-TERM INVESTMENTS
Commercial Paper Other**	116,568	116,568	0.1%

Discount Notes Federal Farm Credit Bank
5.15%, due 04/10/07 (a)	890,000	888,730	0.4%
5.15%, due 04/17/07 (a)	675,000	673,364	0.4%

		1,562,094	0.8%

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Summary Schedule of Investments (continued)

as of March 31, 2007	(in U.S. dollars)

			Percentage
	Principal	Market	of Net
	Amount	Value	Assets

Federal Home Loan Bank 5.17%, due 04/25/07 (a)	$1,640,000	$1,634,129	0.9%

Federal Home Loan Mortgage Corp. 5.14%, due 04/18/07 (a)	1,300,000	1,296,666	0.7%
5.17%, due 04/16/07 (a)	348,000	347,203	0.2%

		1,643,869	0.9%

Federal National Mortgage Assn. 5.13%, due 04/11/07 (a)	1,655,000	1,652,410	0.9%

Other**	260,000	259,030	0.1%

U.S. Treasury Securities
U.S. Treasury Bills
4.81%, due 06/14/07 (e)	1,900,000	1,881,160	1.0%
4.81%, due 06/07/07 (b)	401,000	397,393	0.2%
5.07%, due 04/12/07 (e)	160,000	159,730	0.1%

		2,438,283	1.3%

TOTAL SHORT-TERM INVESTMENTS (Cost $9,306,906)		9,306,383	5.0%

TOTAL INVESTMENTS (Cost $167,960,443) (h)		192,461,904	102.6%
Other Liabilities in Excess of Assets		(4,831,149)	(2.6)%

NET ASSETS		$187,630,755	100.0%

Notes to Summary Schedule of Investments:

*	Non-income producing security.

**	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

(a)	Zero coupon security — rate disclosed is yield as of March 31, 2007.

(b)	All or a portion of the security was pledged to cover margin requirements for futures contracts.

(c)	Securities were valued at fair value — At March 31, 2007, the Fund held $75,865,000 of fair valued securities, representing 40.4% of net assets.

(d)	Dollar roll transaction. See Note 9 to the Financial Statements.

(e)	All or a portion of the security has been segregated to meet the Fund’s obligation for delayed delivery securities.

(f)	Variable or floating rate security. Rate disclosed is as of March 31, 2007.

(g)	Security is subject to delayed delivery. See Note 8 to the Financial Statements.

(h)	Estimated tax basis approximates book cost. See Note H to the Financial Statements.

TBA	— To be announced.

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Summary Schedule of Investments (continued)

as of March 31, 2007	(in U.S. dollars)

Futures Contracts:
Kiewit Investment Fund LLLP had the following futures contract(s) open at March 31, 2007.

	Number	Notional	Expiration	Net Unrealized
	of Contracts	Market Value	Date	Appreciation

Long:
E-mini Russell 2000 Index	1	$80,800	June - 07	$1,380
E-mini S & P 500 Index	7	500,920	June - 07	4,130
E-mini S & P Midcap 400 Index	1	85,580	June - 07	1,047

				$6,557

This Summary Schedule of Investments does not reflect the complete portfolio holdings of the Fund. The complete Schedule of Investments is available (i) without charge, upon request, by calling the Fund toll-free at 800-443-4306; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Statement of Assets and Liabilities
March 31, 2007

ASSETS:
Investments, at Value (Cost $167,960,443)	$192,461,904
Cash	507,980
Receivable for Investment Securities Sold	1,798,938
Dividends and Interest Receivable	206,938
Prepaid Insurance Fee	68,678
Variation Margin Receivable	435

Total Assets	195,044,873

LIABILITIES:
Payable for Investment Securities Purchased	5,677,057
Units Redeemed Payable	1,445,137
Advisory and Sub-Advisory Fees Payable	188,289
Administration Fees Payable	33,380
Accrued Expenses	70,255

Total Liabilities	7,414,118

Net Assets	$187,630,755

NET ASSETS CONSIST OF:
Paid-in Capital	$162,182,089
Undistributed Net Investment Income	338,214
Accumulated Net Realized Gain	602,434
Unrealized Appreciation on:
Investments	24,501,461
Futures Contracts	6,557

Net Assets	$187,630,755

Units Outstanding (unlimited units authorized)	10,762.98

Net Asset Value Per Unit	$17,432.97

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Statement of Operations
For the Year Ended March 31, 2007

Investment Income:
Dividends (net of foreign withholding taxes of $761)	$2,946,028
Interest	1,557,580

Total Income	4,503,608

Expenses:
Advisory and Sub-Advisory Fees (Note B)	772,929
Administration Fees (Note C)	315,542
Directors’ and Officers’ Fees	291,581
Legal Fees	252,000
Insurance Fees	199,793
Transfer Agent Fees	80,000
Unitholder Printing Fees	63,014
Audit Fees	51,200
Custodian Fees (Note F)	35,170
Registration and Filing Fees	20,320
Miscellaneous Expenses	10,576

Total Expenses	2,092,125

Net Investment Income	2,411,483

Net Realized Gain (Loss) on:
Investments Sold	557,516
Futures Contracts	34,443

Net Realized Gain	591,959

Change in Unrealized Appreciation (Depreciation) on:
Investments	15,450,043
Futures Contracts	(2,488)

Change in Unrealized Appreciation (Depreciation)	15,447,555

Total Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	16,039,514

Net Increase in Net Assets Resulting from Operations	$18,450,997

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Statements of Changes in Net Assets

		For the Period
	For the Year Ended	August 24, 2005† to
	March 31, 2007	March 31, 2006

Increase in Net Assets
Operations:
Net Investment Income	$2,411,483	$638,201
Net Realized Gain	591,959	10,475
Change in Unrealized Appreciation (Depreciation)	15,447,555	9,060,463

Net Increase in Net Assets Resulting from Operations	18,450,997	9,709,139

Distributions:
Net Investment Income	(2,711,470)	—

Capital Transactions: (1)
Subscribed	15,297,692	149,928,286
Redeemed	(2,733,637)	(410,252)

Net Increase in Net Assets from Capital Unit Transactions	12,564,055	149,518,034

Total Increase in Net Assets	28,303,582	159,227,173

Net Assets:
Beginning of Period	$159,327,173	$100,000

End of Period	$187,630,755	$159,327,173

Undistributed Net Investment Income Included in End of Period Net Assets	$338,214	$638,201

(1) Capital Transactions:
Units Subscribed	956.46	9,993.75
Units Redeemed	(161.23)	(26.00)

Net Increase from Capital Unit Transactions	795.23	9,967.75

†	Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Statement of Cash Flows

For the Year Ended
March 31, 2007

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$18,450,997
Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash used in Operating Activities:
Purchase of investment securities	(122,606,412)
Proceeds from disposition of investment securities	99,693,452
Proceeds of short-term investment securities, net	6,248,363
Decrease in prefunded portfolio fund	5,000,000
Decrease in receivable for investment securities sold	1,476,231
Increase in dividends and interest receivable	(45,466)
Decrease in prepaid insurance fee	25,799
Decrease in payable for investment securities purchased	(1,895,944)
Increase in advisory and sub-advisory fees payable	38,866
Increase in administration fees payables	2,345
Decrease in directors’ and officers’ fees payables	(18,886)
Net change in variation margin	(1,505)
Decrease accrued expenses	(51,372)
Net accretion of discounts and premiums	(835,694)
Unrealized appreciation on securities and currencies	(15,450,043)
Net realized gain from investments and currencies	(557,516)

Net cash used in operating activities	(10,526,785)

Cash Flows from Financing Activities:
Increase in units redeemed payable	1,034,885
Proceeds from units subscribed	15,297,692
Payment on units redeemed	(2,733,637)
Cash distributions paid	(2,711,470)

Net cash provided by financing activities	10,887,470

Net increase in cash	360,685

Cash:
Beginning balance	147,295

Ending balance	$507,980

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Financial Highlights
For A Unit Outstanding Throughout the Period

			For the Period
	For the Year Ended		August 24, 2005†
	March 31, 2007		to March 31, 2006

Net Asset Value, Beginning of Period	$15,984.27		$15,000.00
Income from Investment Operations:
Net Investment Income	227.76	(a)	64.03
Net Realized and Unrealized Gain	1,470.94		920.24

Total from Investment Operations	1,698.70		984.27

Less Distributions from:
Net Investment Income	(250.00)		—

Net Asset Value, End of Period	$17,432.97		$15,984.27

Total Return	10.65%		6.56%**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)	$187,631		$159,327
Ratio of Expenses to Average Net Assets	1.20%		1.58%*
Ratio of Net Investment Income to Average Net Assets	1.38%		0.70%*
Portfolio Turnover Rate	61%		51%**

†	Commencement of investment operations.

(a)	The net investment income per unit data was determined by using average units outstanding throughout the period.

*	Annualized.

**	Not annualized.

The accompanying notes are an integral part of the financial statements.

Kiewit Investment Fund LLLP

Notes to Financial Statements
March 31, 2007

Kiewit Investment Fund LLLP (the “Fund”) is a Delaware limited liability limited partnership registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is organized as an “employees’ securities company” under the 1940 Act and has received an order from the Securities and Exchange Commission (the “Commission” or the “SEC”) exempting the Fund from certain provisions of the 1940 Act. The Fund commenced investment operations on August 24, 2005.

The Fund’s investment objective is long-term capital growth with consideration given to consistency of returns. There is no assurance that the Fund will achieve its investment objective.

The Fund is designed as a long-term investment vehicle primarily for current full-time and former employees of Peter Kiewit Sons’, Inc. (“Kiewit”) and its affiliated companies who are or were holders of Kiewit’s $0.01 par value common stock and members of each such person’s immediate family.

A. Summary of Significant Accounting Policies: The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require the Fund to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

1.	Security Valuation:

Some Fund securities are priced daily, but for purposes of determining Net Assets Value, all securities are priced on the last business day of each quarter. In computing net asset value, securities and assets of the Fund are valued at market value, if market quotations are readily available, or are valued at fair value as determined in accordance with procedures adopted by the Fund’s Board of Directors (the “Board”). The Board has approved procedures pursuant to which the Fund may value its investments in private investment funds managed by third parties (“Portfolio Funds”) at fair value. As a general matter, the fair value of the Fund’s interest in a private investment fund represents the amount that the Fund believes it reasonably could expect to receive from a Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund’s valuation procedures require the Fund’s investment adviser, Offit Hall Capital Management LLC (“Offit Hall” or “the Adviser”), to consider all relevant information available at the time the Fund values its portfolio, including the most recent final or estimated value reported by the Portfolio Funds, as well as any other relevant information available at the time the Fund values its portfolio. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the portfolio manager of a Portfolio Fund does not represent the fair value of the Fund’s interest in the Portfolio Fund.

2.	Futures:

Financial futures contracts (secured by cash and securities deposited with brokers as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statement of Operations. Variation margin payable (receivable) includes initial margin and variation margin, as stated in the Statement of Assets and Liabilities. Futures contracts may be used by the Fund in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the related securities. Futures contracts involve market risk that may exceed the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in the prices of securities relating to these instruments. The change in value of futures contracts primarily correlates with the value

Kiewit Investment Fund LLLP

Notes to Financial Statements (continued)

of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

3.	Real Estate Investment Trusts:

The Fund may invest in both publicly and privately traded real estate investment trusts (“REITs”). REITs are real estate companies that pool investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. REITs report information on the source of the distributions annually. A portion of distributions received from REITs during the period is estimated to be dividend income, and a portion is estimated to be return of capital and is recorded as a reduction of their cost. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

4.	Foreign Currency Transactions:

Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

5.	Security Transactions and Investment Income:

Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

6.	Expenses:

Certain expenses have been allocated to the Fund daily on a pro rata basis based upon the respective aggregate net asset value of the Fund.

7.	Dividends and Distributions:

Dividends and distributions to unitholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Kiewit Investment Fund LLLP

Notes to Financial Statements (continued)

8.	Delayed Delivery Transactions:

The Fund may purchase or sell securities on a “when-issued” or “delayed delivery” basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Cash or liquid securities are designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, the Fund may lose some flexibility in managing its investments, responding to unitholder redemption requests, or meeting other current obligations. Additionally, losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

9.	Dollar Rolls:

The Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Fund accounts for these transactions as purchases and sales. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Fund exceeding the return on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities.

During the year ended March 31, 2007, the Fund* engaged in dollar roll transactions:

Average
Maximum	Principal	Average	Average	Amount
Amount	Amount	Amount	Units	Per Unit
Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Fee
During the	as of	During the	During the	During the	Income
Year	03/31/07	Year	Year	Year	Earned

$11,079,612	$5,410,000	$7,065,690	10,588	$667.35	$33,075

*	Payden & Rygel (a Sub-Adviser) engaged in dollar roll transactions on behalf of the Fund.

10.	New Accounting Pronouncement:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of March 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Kiewit Investment Fund LLLP

Notes to Financial Statements (continued)

In addition, in July 2006, the Financial Accounting Standards Board issued Interpretation No. 48 “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for financial statements in the first fiscal period beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund continues to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

B. Advisory and Sub-Advisory Fees: Offit Hall serves as the Fund’s investment adviser and provides investment management services to the Fund. The Adviser is responsible for developing, implementing and supervising the Fund’s investment program, subject to the supervision of the Board. The Fund pays the Adviser an advisory fee computed on the percentage of the Fund’s assets invested in certain asset classes expressed as an annual percentage of the Fund’s net assets and determined and paid as of the end of each quarter as set forth below.

Asset Class	Fees Charged by Adviser

Cash and Fixed Income	0.125%
Passive U.S. Equity (i.e., index investing)	0.125%
Active U.S. Equity	0.500%
Active International Equity	0.500%
Hedge Funds	0.550%

The Fund will pay each Sub-Adviser an advisory fee computed as a percentage of the Fund’s net assets allocated to such Sub-Adviser. The Sub-Advisers selected by the Board are: (1) Pzena Investment Management, LLC (“PIM”), which is responsible for a portion of the Fund’s active U.S. equity strategy, (2) Payden & Rygel, which is responsible for a portion of the Fund’s fixed income strategy, including managing the Fund’s cash account, and (3) SSgA Funds Management, Inc. (“SSgA FM”), which is responsible for managing the Fund’s Russell 3000 Index strategy.

As compensation for its investment advisory services, the Fund pays PIM a sub-advisory fee based on the monthly value of the Fund’s assets managed by PIM, at the following annual rate: (i) 0.70% per annum on the first $25,000,000; (ii) 0.50% per annum on the next $75,000,000; (iii) 0.40% per annum on the next $200,000,000, and (iv) 0.35% per annum thereafter.

As compensation for its investment advisory services, the Fund pays Payden & Rygel an annual fee accrued daily and payable monthly for managing cash and equivalent assets of 0.15% and for managing fixed income assets of 0.22% on the first $50,000,000 and 0.15% per annum thereafter.

As compensation for its investment advisory services, the Fund pays SSgA FM an annual fee based on average daily net assets of 0.08% of the first $50,000,000, 0.06% of the next $50,000,000, and 0.04% per annum thereafter. There is a minimum per annum fee of $50,000.

The Fund invests in Portfolio Funds, and Portfolio Fund managers are compensated by asset-based fees and by performance fees or incentive allocations. These fees and allocations are not paid directly by the Fund. Rather, each Portfolio Fund deducts such fees directly from its assets.

C. Administration Fees: Under the terms of an administration agreement with the Fund, J.P. Morgan Investor Services Co. (“JPMorgan”) provides tax, accounting and administrative services to the Fund. In consideration for these services, the Fund paid JPMorgan a fee of $315,542 for the year ended March 31, 2007.

Kiewit Investment Fund LLLP

Notes to Financial Statements (continued)

D. Distributor: Limited Partnership Units of the Fund (“Units”) are distributed by Quasar Distributors, LLC (the “Distributor”). Kiewit pays the Distributor for its services in connection with the offering of Units.

E. Investment Professional: Linsco Private Ledger Corp., through its investment adviser representatives at Carson Wealth Management Group (the “Investment Professional”), has been retained to be available to consult with each potential investor. Before any prospective investor may invest in the Fund, the Fund will require the following certifications from the investor: (1) he or she is eligible to own Units and meets other requirements for investment, (2) the investor will not transfer his or her Units except in accordance with the Partnership Agreement, (3) the prospective investor is aware of the availability of the Investment Professional for personal consultation without charge to the potential investor or the Fund and (4) the potential investor had the opportunity to consult with the Investment Professional to the extent that he or she deemed appropriate. The fees and expenses of the Investment Professional relating to investing in the Fund are paid by Kiewit.

F. Custodian Fees: JPMorgan Chase Bank, N.A., an affiliate of JPMorgan, serves as the Fund’s custodian and maintains custody of the Fund’s assets. In consideration for these services, the Fund paid JPMorgan Chase Bank, N.A. a fee of $35,170 for the year ended March 31, 2007.

G. Federal Income Taxes: The Fund is a limited liability limited partnership and does not pay U.S. Federal income tax on its taxable income. Instead, the income, gain, loss and deduction of the Fund are allocated among the limited partners and Kiewit Investment Holdings Inc., the general partner for tax purposes. Accordingly, no provision has been made for U.S. Federal income tax in the accompanying financial statements.

H. Purchases and Sales: During the year ended March 31, 2007, the Fund’s cost of purchases and proceeds from sales totaled $99,850,455 and $74,962,861, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. For the year ended March 31, 2007, cost of purchases and proceeds from sales of long-term U.S. Government securities were $22,755,957 and $24,730,591, respectively.

At March 31, 2007, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund were estimated as follows:

	Unrealized	Unrealized	Net Unrealized
Cost	Appreciation	(Depreciation)	Appreciation

$167,960,443	$26,153,496	$(1,652,035)	$24,501,461

I. Concentration Risk: The Fund may concentrate its investments in issuers of one or more particular industries. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

J. Other: At March 31, 2007, the Fund had one Unitholder who controlled more than 10% of the outstanding Units. The aggregate percentage of Units held by this Unitholder was 38.37%.

K. Indemnification: In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

Kiewit Investment Fund LLLP

Independent Auditor’s Report

The Unitholders and Board of Directors
Kiewit Investment Fund LLLP:

We have audited the accompanying statements of assets and liabilities, including the summary schedule of investments, of the Kiewit Investment Fund LLLP as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from August 24, 2005 (commencement of operations) to March 31, 2006, the statement of cash flows for the year then ended, and the financial highlights for the year then ended and for the period from August 24, 2005 (commencement of operations) to March 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kiewit Investment Fund LLLP as of March 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 16, 2007

Kiewit Investment Fund LLLP

Directors and Officers

The Fund’s Board has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities and their conformity with Delaware law and stated policies of the Fund. The Board elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations. The Directors and Officers of the Fund, together with information as to their principal business occupation during the last five years, and other information are shown below.

Name;
Position(s) Held with Fund;
Term of Office; Length of Time Served;	Principal Occupation(s) During Past Five Years;
Year of Birth	Other Outside Directorships
Robert D. Bates Director & Chairman of Audit Committee Indefinite; since June 2005 1941
President of Jefferson Pilot Benefit Partners for more than the last five years and consultant to Lincoln National Corporation. Retired from Lincoln National Corporation 9/30/2006, presently a consultant and investor.

Other Directorships: McCarthy Group, LLC, MarketSphere Consulting, LLC

Michael R. McCarthy Director Indefinite; since September 2004 1951
Chairman of McCarthy Group, LLC for more than the last five years.

Other Directorships: Peter Kiewit Sons’, Inc., McCarthy Group, LLC, HDR, Inc., Election Systems & Software, Inc., Streck, Inc., Adesta, LLC, Cabela’s Incorporated and World’s Foremost Bank

Ben E. Muraskin, Director & Member of Audit Committee Indefinite; since May 2005 1964	Treasurer of Peter Kiewit Sons’, Inc. since June 2003 and Vice President since January 2000 Other Directorships: None
Philip J. Ruden Chairman of the Board & Member of Audit Committee Indefinite; since September 2004 1959
President and Chief Investment Officer of Father Flanagan’s Fund for Needy Children; founded Prodigy Asset Management, LLC in 1991. Prodigy is an SEC registered investment adviser that fulfills the Chief Investment Officer role for endowments, foundations, high net worth families, and institutional clients.

Other Directorships: None

Kenneth E. Stinson Director Indefinite; since September 2004 1942
Chief Executive Officer of Peter Kiewit Sons’, Inc. (Kiewit) from March 1998 until December 2004; Director and Chairman of the Board of Kiewit for more than the last five years.

Other Directorships: Peter Kiewit Sons’, Inc., ConAgra Foods, Inc. and Valmont Industries, Inc.

Robert L. Giles, Jr. Chief Executive Officer & Chief Compliance Officer Annual; since March 2005 1952	Retired from Peter Kiewit Sons’, Inc. (Kiewit) in 1997 after 20 years as Stock Registrar, Internal Audit Manager; Director of Administration for Kiewit Industrial Co.; consultant for Kiewit on various projects since 1999.
Denise A. Meredith Chief Financial Officer & Treasurer Annual; since May 2005 1955	Formerly employed by Peter Kiewit Sons’, Inc. (Kiewit) for 20 years as Accounting Supervisor; Business Manager for Universal Restoration, Inc., since May 2004 and previously from April 2002 to July 2002; consultant for Kiewit. from July 2002 to June 2003.
Gregory Pickard Secretary Annual; since May 2005 1965	Vice President and Associate General Counsel for J.P. Morgan Investor Services Co.

The address of each director and officer is 73 Tremont Street, Boston, MA 02108.

Kiewit Investment Fund LLLP

Directors

Philip J. Ruden
Chairman of the Board
Robert D. Bates
Michael R. McCarthy
Ben E. Muraskin
Kenneth E. Stinson

Executive Officers

Robert L. Giles, Jr.
President, Chief Executive Officer and Chief Compliance Officer
Denise A. Meredith
Treasurer and Chief Financial Officer
Gregory L. Pickard
Secretary

Investment Adviser

Offit Hall Capital Management LLC
One Maritime Plaza, 5th Floor
San Francisco, CA 94111

Administrator and Transfer Agent

Custodian

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, NY 10017

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019-6099

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, MA 02110

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

This report is only for distribution to Unitholders of Kiewit Investment Fund LLLP. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of the Fund's Units will fluctuate so that Units, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Kiewit Investment Fund LLLP will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's Website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) Information regarding how the Fund voted any proxies related to portfolio securities from inception through June 30, 2006, without charge, upon request by contacting the Fund directly at 1-800-443-4306 or on the EDGAR Database on the SEC's Website (http://www.sec.gov).

This report is authorized for distribution only when preceded or accompanied by a prospectus which describes in detail the Fund's investment policies, risks, fees, and expenses. Please read the prospectus carefully before you invest or send money. Additional information about the Fund is available without charge, upon written or oral request, by contacting Kiewit Investment Fund LLLP at:

P.O. Box 182913, Columbus, OH 43218-2913, Phone: (800) 443-4306 E-mail: kifinfo@bisys.com
Worldwide web: kiewitinvestmentfund.com

Item 2. Code of Ethics.
As of the end of the period, March 31, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-443-4306.
Item 3. Audit Committee Financial Expert.
The Board of Directors has determined that Robert D. Bates is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Bates is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Aggregate fees for professional services rendered for Kiewit Investment Fund LLLP by KPMG LLP for the years ended March 31, 2006 and March 31, 2007 were:

	2006	2007
Audit Fees (a)	$55,500	$51,200
Audit Related Fees (b)	0	0
Tax Fees (c)	0	0
All Other Fees (d)	0	0
	$55,500	$51,200

(a)	Audit Fees: These fees relate to professional services rendered by KPMG LLP for the audits of the Fund’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit Related Fees: These fees relate to assurance and related services by KPMG LLP related to audit services in connection with March 31, 2006 and March 31, 2007 annual financial statements.

(c)	Tax Fees: These fees relate to professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning. The tax services provided by KPMG LLP related to the preparation of the Fund’s federal and state income tax returns, excise tax calculations and returns, and a review of the Fund’s calculations of capital gain and income distributions.

(d)	All Other Fees: These fees relate to products and services provided by KPMG LLP other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)	The registrant’s Audit Committee Charter provides that the Audit Committee has the duty and power to pre-approve audit and non-audit services provided by the independent registered public accounting firm as required by law; provided, however, that the Chairman of the Audit Committee shall have the authority to grant pre-approvals of audit and non-audit services subject to the requirement that any such pre-approval shall be presented to the full Audit Committee at its next scheduled meeting.

(e)(2)	Disclose the percentage of services described in each of paragraphs (b) through (d) listed above that were approved by the audit committee: 0%.

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees: N/A.

(g)	Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2006 and March 31, 2007: $0 and $0.

(h)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.
Not Applicable.
Item 6. Schedule of Investments

Kiewit Investment Fund LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2007

		Market
	Shares	Value

EQUITY INVESTMENTS (59.9%)
Common Stocks (Active & Domestic Equities (36.1%)
Consumer Discretionary (4.4%)
99 Cents Only Stores*	100	$1,473
Aaron Rents, Inc.	100	2,644
Abercrombie & Fitch Co.	300	22,704
AC Moore Arts & Crafts, Inc.*	100	2,134
Advance Auto Parts, Inc.	400	15,420
Aeropostale, Inc.*	200	8,046
AFC Enterprises*	100	2,005
Aftermarket Technology Corp.*	100	2,428
Amazon.Com, Inc.*	1,200	47,748
Ambassadors Group, Inc.	100	3,324
American Axle & Manufacturing Holdings, Inc.	200	5,470
American Eagle Outfitters	600	17,994
American Greetings Corp., Class A	200	4,642
Ameristar Casinos, Inc.	100	3,211
AnnTaylor Stores Corp.*	300	11,634
Apollo Group, Inc., Class A*	500	21,950
Applebees International, Inc.	300	7,434
Arbitron, Inc.	100	4,695
Arctic Cat, Inc.	100	1,949
ArvinMeritor, Inc.	200	3,650
Audible, Inc.*	100	1,039
Audiovox Corp.*	100	1,473
Autoliv, Inc.	300	17,133
Autonation, Inc.*	547	11,618
Autozone, Inc.*	1,697	172,989
Bally Technologies, Inc.*	200	4,716
Bandag, Inc.	100	5,069
Barnes & Noble, Inc.	200	7,890
Beazer Homes USA, Inc.	200	5,806
Bebe Stores, Inc.	100	1,738
Bed Bath & Beyond, Inc.*	1,000	40,170
Belo Corp., Class A	300	5,601
Best Buy Co., Inc.	1,500	73,080
Big 5 Sporting Goods Corp.	100	2,592
Big Lots, Inc.*	400	12,512
BJ’s Restaurants, Inc.*	100	2,113
Black & Decker Corp.	300	24,486
Blockbuster, Inc., Class A*	600	3,864
Blue Nile, Inc.*	100	4,066
Bluegreen Corp.*	100	1,129
Blyth, Inc.	100	2,111
Bob Evans Farms, Inc.	100	3,695
Borders Group, Inc.	200	4,084
BorgWarner, Inc.	200	15,084
Boyd Gaming Corp.	200	9,528
Bright Horizons Family Solutions, Inc.*	100	3,775
Brinker International, Inc.	450	14,715
Brookfield Homes Corp.	88	2,825
Brown Shoe Co., Inc.	150	6,300
Brunswick Corp.	300	9,555
Build-A-Bear Workshop, Inc.*	100	2,747
Building Materials Holding Corp.	200	3,622
Burger King Holdings, Inc.	100	2,160
Cabela’s, Inc.*	100	2,481
Cablevision Systems Corp.	800	24,344
California Pizza Kitchen, Inc.*	100	3,289
Callaway Golf Co.	300	4,728
Career Education Corp.*	300	9,150
Carmax, Inc.*	800	19,632
Carter’s, Inc.*	200	5,068
Catalina Marketing Corp.	200	6,316
Cato Corp. (The), Class A	100	2,339
CBRL Group, Inc.	110	5,093
CBS Corp., Class B	10,600	324,254
CEC Entertainment, Inc.*	100	4,154
Centex Corp.	500	20,890
Champion Enterprises, Inc.*	300	2,640
Charlotte Russe Holding, Inc.*	100	2,887
Charming Shoppes, Inc.*	400	5,180
Charter Communications, Inc., Class A*	1,000	2,790
Cheesecake Factory (The)*	300	7,995
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Chico’s FAS, Inc.*	600	14,658
Childrens Place Retail Stores, Inc. (The)*	100	5,576
Chipotle Mexican Grill, Inc., Class B*	106	6,084
Choice Hotels International, Inc.	100	3,543
Christopher & Banks Corp.	100	1,947
Circuit City Stores, Inc.	600	11,118
Citadel Broadcasting Corp.	200	1,902
CKE Restaurants, Inc.	200	3,772
CKX, Inc.*	100	1,110
Claire’s Stores, Inc.	400	12,848
Clear Channel Communications, Inc.	1,900	66,576
Clear Channel Outdoor Holdings, Inc., Class A*	100	2,631
Coach, Inc.*	1,400	70,070
Coinstar, Inc.*	100	3,130
Coldwater Creek, Inc.*	250	5,070
Columbia Sportswear Co.	100	6,231
Comcast Corp., Class A*	10,900	282,855
Cooper Tire & Rubber Co	200	3,658
Corinthian Colleges, Inc.*	300	4,125
Cost Plus, Inc.*	100	1,000
Cox Radio, Inc., Class A*	100	1,365
CSK Auto Corp.*	200	3,440
CTC Media, Inc.*	100	2,568
Cumulus Media, Inc., Class A*	200	1,876
Darden Restaurants, Inc.	600	24,714
Deckers Outdoor Corp.*	100	7,102
Denny’s Corp.*	300	1,470
DeVry, Inc.	200	5,870
Dick’s Sporting Goods, Inc.*	100	5,826
Dillard’s, Inc., Class A	200	6,546
DIRECTV Group, Inc. (The)*	3,000	69,210
Discovery Holding Co., Class A*	1,100	21,043
Dollar General Corp.	1,100	23,265
Dollar Tree Stores, Inc.*	400	15,296
Domino’s Pizza, Inc.	100	3,247
Dow Jones & Co., Inc.	200	6,894
DR Horton, Inc.	1,100	24,200
DreamWorks Animation SKG, Inc., Class A*	100	3,058
Dress Barn, Inc.*	200	4,162
Drew Industries, Inc.*	100	2,868
DSW, Inc., Class A*	100	4,221
Eastman Kodak Co.	1,000	22,560
EchoStar Communications Corp., Class A*	800	34,744
Educate, Inc.*	100	766
Emmis Communications Corp., Class A	100	844
Entercom Communications Corp., Class A	100	2,818
Entravision Communications Corp. Class A*	300	2,802
Ethan Allen Interiors, Inc.	100	3,534
EW Scripps Co., Class A	300	13,404
Expedia, Inc.*	815	18,892
Family Dollar Stores, Inc.	600	17,772
Federated Department Stores, Inc.	2,022	91,091
Finish Line, Class A	100	1,260
Fleetwood Enterprises, Inc.*	200	1,582
Foot Locker, Inc.	600	14,130
Ford Motor Co.	6,700	52,863
Fortune Brands, Inc.	600	47,292
Fossil, Inc.*	200	5,294
Fred’s, Inc.	100	1,470
Furniture Brands International, Inc.	200	3,156
GameStop Corp. Class A*	600	19,542
Gannett Co, Inc.	900	50,661
Gap, Inc. (The)	2,000	34,420
Gaylord Entertainment Co.*	200	10,574
Gemstar-TV Guide International, Inc.*	800	3,352
General Motors Corp.	1,700	52,088
Genesco, Inc.*	100	4,153
Gentex Corp.	500	8,125
Genuine Parts Co	700	34,300
Getty Images, Inc.*	200	9,726
Goodyear Tire & Rubber Co. (The)*	700	21,833
Gray Television, Inc.	200	2,084
Great Wolf Resorts, Inc.*	100	1,323
Group 1 Automotive, Inc.	100	3,977
GSI Commerce, Inc.*	100	2,259
Guess ?, Inc.	200	8,098
Guitar Center, Inc.*	100	4,512
Gymboree Corp.*	100	4,007
H&R Block, Inc.	1,200	25,248
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Hanesbrands, Inc.*	350	10,287
Harley-Davidson, Inc.	1,000	58,750
Harman International Industries, Inc.	300	28,824
Harrah’s Entertainment, Inc.	700	59,115
Harte-Hanks, Inc.	200	5,518
Hasbro, Inc.	600	17,172
Hearst-Argyle Television, Inc.	100	2,719
Hibbett Sports, Inc.*	150	4,289
Hilton Hotels Corp.	1,400	50,344
Home Depot, Inc.	11,650	428,021
HOT Topic, Inc.*	200	2,220
Hovnanian Enterprises, Inc., Class A*	200	5,032
IAC/InterActive Corp.*	700	26,397
Iconix Brand Group, Inc.*	100	2,040
Idearc, Inc.	530	18,603
Ihop Corp.	100	5,865
Interactive Data Corp.	100	2,475
International Game Technology	1,300	52,494
International Speedway Corp. Class A	100	5,170
Interpublic Group of Cos., Inc.*	1,700	20,927
INVESTools, Inc.*	300	4,170
Isle of Capri Casinos, Inc.*	100	2,562
ITT Educational Services, Inc.*	200	16,298
J Crew Group, Inc.*	100	4,017
Jack in the Box, Inc.*	100	6,913
Jackson Hewitt Tax Service, Inc.	100	3,218
Jakks Pacific, Inc.*	100	2,390
Jarden Corp.*	200	7,660
JC Penney Co, Inc.	900	73,944
Jo-Ann Stores, Inc.*	100	2,725
John Wiley & Sons, Inc., Class A	200	7,552
Johnson Controls, Inc.	700	66,234
Jones Apparel Group, Inc.	400	12,292
JOS A Bank Clothiers, Inc.*	125	4,419
Journal Communications, Inc., Class A	100	1,311
Journal Register Co.	100	596
K2, Inc.*	200	2,418
KB Home	300	12,801
Kellwood Co	100	2,933
Keystone Automotive Industries, Inc.*	100	3,370
Kimball International, Inc. Class B	100	1,928
Kohl’s Corp.*	1,200	91,932
Krispy Kreme Doughnuts, Inc.*	200	2,038
K-Swiss, Inc., Class A	100	2,702
Lamar Advertising Co., Class A	300	18,891
Landry’s Restaurants, Inc.	100	2,960
Las Vegas Sands Corp.*	500	43,305
Laureate Education, Inc.*	200	11,794
La-Z-Boy, Inc.	200	2,476
Leapfrog Enterprises, Inc.*	100	1,070
Lear Corp.*	300	10,953
Lee Enterprises, Inc.	200	6,010
Leggett & Platt, Inc.	600	13,602
Lennar Corp., Class A	500	21,105
Levitt Corp., Class A	100	931
Liberty Global, Inc., Class A*	1,545	50,877
Liberty Global, Inc., Class C*	684	20,958
Liberty Media Corp. — Capital, Class A*	580	64,142
Liberty Media Corp. — Interactive, Class A*	2,600	61,932
Life Time Fitness, Inc.*	100	5,141
Limited Brands, Inc.	1,200	31,272
Lin TV Corp., Class A*	100	1,590
Lithia Motors, Inc., Class A	100	2,741
Live Nation, Inc.*	225	4,964
Liz Claiborne, Inc.	400	17,140
LKQ Corp.*	200	4,372
Lowe’s Cos, Inc.	5,800	182,642
Luby’s, Inc.*	100	977
Magna International, Inc., Class A	3,775	283,540
Marcus Corp.	100	2,326
MarineMax, Inc.*	100	2,318
Marriott International, Inc., Class A	1,300	63,648
Martha Stewart Living Omnimedia, Class A	100	1,701
Marvel Entertainment, Inc.*	200	5,550
Mattel, Inc.	1,500	41,355
Matthews International Corp., Class A	100	4,070
McClatchy Co., Class A	253	7,997
McDonald’s Corp.	4,593	206,915
McGraw-Hill Cos., Inc. (The)	1,400	88,032
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

MDC Holdings, Inc.	100	4,807
Media General, Inc., Class A	100	3,816
Mediacom Communications Corp., Class A*	200	1,628
Men’s Wearhouse, Inc.	200	9,410
Meredith Corp.	100	5,739
Meritage Homes Corp.*	100	3,212
MGM Mirage*	500	34,760
Midas, Inc.*	100	2,157
Modine Manufacturing Co	100	2,290
Mohawk Industries, Inc.*	200	16,410
MonaCo.Coach Corp.	100	1,593
Morningstar, Inc.*	100	5,164
Movado Group, Inc.	100	2,945
Multimedia Games, Inc.*	100	1,190
National CineMedia, Inc.*	200	5,340
Nautilus, Inc.	100	1,543
NetFlix, Inc.*	100	2,319
New York Times Co., Class A	500	11,755
Newell Rubbermaid, Inc.	1,000	31,090
News Corp., Class A	8,600	198,832
Nike, Inc., Class B	700	74,382
Nordstrom, Inc.	900	47,646
NutriSystem, Inc.*	100	5,241
NVR, Inc.*	18	11,970
Oakley, Inc.	100	2,014
O’Charleys, Inc.*	100	1,929
Office Depot, Inc.*	1,100	38,654
OfficeMax, Inc.	300	15,822
Omnicom Group, Inc.	637	65,216
O’Reilly Automotive, Inc.*	400	13,240
OSI Restaurant Partners, Inc.	200	7,900
Oxford Industries, Inc.	100	4,944
Pacific Sunwear Of California*	300	6,249
Panera Bread Co., Class A*	100	5,906
Papa John’s International, Inc.*	200	5,880
Payless Shoesource, Inc.*	200	6,640
Penn National Gaming, Inc.*	300	12,726
PEP Boys-Manny Moe & Jack	200	3,818
PetSmart, Inc.	500	16,480
PF Chang’s China Bistro, Inc.*	100	4,188
Phillips-Van Heusen	200	11,760
Pier 1 Imports, Inc.	300	2,073
Pinnacle Entertainment, Inc.*	200	5,814
Playboy Enterprises, Inc., Class B*	100	1,029
Polaris Industries, Inc.	200	9,596
Polo Ralph Lauren Corp.	200	17,630
Pool Corp.	200	7,160
Priceline.com, Inc.*	100	5,326
Primedia, Inc.*	500	1,330
Pulte Homes, Inc.	800	21,168
Quiksilver, Inc.*	400	4,640
Radio One, Inc., Class D*	300	1,938
RadioShack Corp.	500	13,515
Rare Hospitality International, Inc.*	100	3,009
RC2 Corp.*	100	4,039
RCN Corp.*	100	2,555
Red Robin Gourmet Burgers, Inc.*	100	3,882
Regal Entertainment Group, Class A	200	3,974
Regis Corp.	200	8,074
Rent-A-Center, Inc.*	200	5,596
RH Donnelley Corp.	220	15,596
Ross Stores, Inc.	500	17,200
Ruby Tuesday, Inc.	200	5,720
Ryland Group, Inc.	200	8,438
Sinclair Broadcast Group, Inc., Class A	200	3,090
Saks, Inc.	600	12,504
Sally Beauty Holdings, Inc.*	300	2,757
Scholastic Corp.*	100	3,110
Scientific Games Corp.*	200	6,566
Sears Holdings Corp.*	347	62,516
Select Comfort Corp.*	150	2,670
Service Corp. International	1,000	11,860
ServiceMaster Co. (The)	1,000	15,390
Sherwin-Williams Co. (The)	400	26,416
Shuffle Master, Inc.*	100	1,825
Sirius Satellite Radio, Inc.*	5,100	16,320
Six Flags, Inc.*	300	1,803
Skechers U.S.A., Inc., Class A*	100	3,357
Snap-On, Inc.	200	9,620
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Sonic Automotive, Inc., Class A	100	2,850
Sonic Corp.*	200	4,456
Sotheby’s	200	8,896
Source Interlink Cos, Inc.*	100	671
Spanish Broadcasting System, Class A*	100	400
Speedway Motorsports, Inc.	100	3,875
Stage Stores, Inc.	150	3,497
Stamps.com, Inc.*	100	1,437
Standard-Pacific Corp.	200	4,174
Stanley Works (The)	300	16,608
Staples, Inc.	2,700	69,768
Starbucks Corp.*	2,800	87,808
Starwood Hotels & Resorts Worldwide, Inc.	800	51,880
Station Casinos, Inc.	200	17,314
Steak N Shake Co. (The)*	100	1,677
Stein Mart, Inc.	100	1,632
Steven Madden Ltd.	150	4,380
Stewart Enterprises, Inc., Class A	400	3,224
Strayer Education, Inc.	100	12,500
Stride Rite Corp.	100	1,539
Sun-Times Media Group, Inc.	200	992
Superior Industries International, Inc.	100	2,083
Talbots, Inc.	100	2,362
Target Corp.	3,300	195,558
Technical Olympic USA, Inc.	100	398
Tempur-Pedic International, Inc.	200	5,198
Tenneco, Inc.*	200	5,092
Texas Roadhouse, Inc., Class A*	200	2,850
Thor Industries, Inc.	100	3,939
Tiffany & Co.	500	22,740
Tim Hortons, Inc.	741	22,541
Timberland Co., Class A*	200	5,206
Time Warner, Inc.	14,000	276,080
Tivo, Inc.*	200	1,270
TJX Cos, Inc.	11,700	315,432
Toll Brothers, Inc.*	500	13,690
Tractor Supply Co.*	100	5,150
TravelCenters of America LLC*	30	1,153
Triarc Cos, Inc., Class B	200	3,438
Tribune Co.	800	25,688
Trump Entertainment Resorts, Inc.*	100	1,807
TRW Automotive Holdings Corp.*	200	6,964
Tuesday Morning Corp.	100	1,484
Tupperware Brands Corp.	200	4,986
Tween Brands, Inc.*	100	3,572
Under Armour, Inc., Class A*	100	5,130
United Auto Group, Inc.	200	4,060
Universal Technical Institute, Inc.*	100	2,308
Urban Outfitters, Inc.*	400	10,604
Vail Resorts, Inc.*	100	5,433
Valassis Communications, Inc.*	200	3,438
Valuevision Media, Inc., Class A*	100	1,236
VF Corp.	300	24,786
Viacom, Inc., Class B*	2,400	98,664
Virgin Media, Inc.	1,080	27,270
Visteon Corp.*	400	3,416
Walt Disney Co. (The)	7,660	263,734
Warnaco Group, Inc. (The)*	200	5,680
Warner Music Group Corp.	300	5,118
Washington Post Co. (The) Class B	18	13,743
WCI Communities, Inc.*	100	2,134
Weight Watchers International, Inc.	200	9,218
Wendy’s International, Inc.	400	12,520
Westwood One, Inc.	300	2,061
Whirlpool Corp.	4,185	355,348
Williams-Sonoma, Inc.	400	14,184
Winnebago Industries	100	3,363
WMS Industries, Inc.*	100	3,924
Wolverine World Wide, Inc.	200	5,714
Wyndham Worldwide Corp.*	720	24,588
Wynn Resorts Ltd.	200	18,972
XM Satellite Radio Holdings, Inc., Class A*	1,100	14,212
Yum! Brands, Inc.	1,000	57,760
Zale Corp.*	200	5,276
Zumiez, Inc.*	100	4,012

		8,231,629

Consumer Staples (3.1%)
Alberto-Culver Co.	300	6,864
Alliance One International, Inc.*	300	2,769
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Altria Group, Inc.	7,800	684,918
American Oriental Bioengineering, Inc.*	300	2,817
Andersons, Inc. (The)	100	4,440
Anheuser-Busch Cos, Inc.	2,900	146,334
Archer-Daniels-Midland Co.	2,400	88,080
Avon Products, Inc.	1,700	63,342
Bare Escentuals, Inc.*	100	3,587
BJ’s Wholesale Club, Inc.*	200	6,766
Brown-Forman Corp., Class B	200	13,112
Campbell Soup Co.	900	35,055
Casey’s General Stores, Inc.	200	5,002
Central European Distribution Corp.*	150	4,367
Central Garden and Pet Co. Class A*	200	2,940
Central Garden and Pet Co.*	100	1,477
Chattem, Inc.*	100	5,894
Chiquita Brands International, Inc.	100	1,402
Church & Dwight Co, Inc.	200	10,070
Clorox Co.	600	38,214
Coca-Cola Co. (The)	7,600	364,800
Coca-Cola Enterprises, Inc.	1,200	24,300
Colgate-Palmolive Co.	1,900	126,901
ConAgra Foods, Inc.	1,900	47,329
Constellation Brands, Inc., Class A*	700	14,826
Corn Products International, Inc.	300	10,677
CostCo.Wholesale Corp.	1,800	96,912
CVS/Caremark Corp.	5,772	197,056
Dean Foods Co.*	500	23,370
Del Monte Foods Co.	700	8,036
Delta & Pine Land Co.	100	4,120
Elizabeth Arden, Inc.*	100	2,182
Energizer Holdings, Inc.*	200	17,066
Estee Lauder Cos, Inc. (The)	500	24,425
Flowers Foods, Inc.	200	6,034
General Mills, Inc.	1,300	75,686
Great Atlantic & Pacific Tea Co.	100	3,318
Hain Celestial Group, Inc.*	100	3,007
Hansen Natural Corp.*	200	7,576
Hershey Co. (The)	700	38,262
HJ Heinz Co	1,300	61,256
Hormel Foods Corp.	300	11,157
J&J Snack Foods Corp.	100	3,949
JM Smucker Co. (The)	200	10,664
Kellogg Co	900	46,287
Kimberly-Clark Corp.	5,200	356,148
Kraft Foods, Inc.	800	25,328
Kroger Co. (The)	2,700	76,275
Lancaster Colony Corp.	100	4,419
Lance, Inc.	100	2,024
Loews Corp. — Carolina Group	400	30,244
Longs Drug Stores Corp.	100	5,164
McCormick & Co, Inc. (Non Voting)	500	19,260
Molson Coors Brewing Co., Class B	200	18,924
NBTY, Inc.*	200	10,608
Nu Skin Enterprises, Inc., Class A	200	3,304
Pantry, Inc. (The)*	100	4,522
Pathmark Stores, Inc.*	100	1,280
Pepsi Bottling Group, Inc.	500	15,945
PepsiAmericas, Inc.	200	4,464
PepsiCo, Inc.	6,200	394,072
Performance Food Group Co.*	200	6,174
Pilgrim’s Pride Corp.	100	3,319
Playtex Products, Inc.*	100	1,357
Prestige Brands Holdings, Inc.*	100	1,185
Procter & Gamble Co.	12,302	776,994
Ralcorp. Holdings, Inc.*	100	6,430
Revlon, Inc., Class A*	679	727
Reynolds American, Inc.	700	43,687
Rite Aid Corp.*	1,700	9,809
Ruddick Corp.	100	3,008
Safeway, Inc.	1,700	62,288
Sanderson Farms, Inc.	100	3,706
Sara Lee Corp.	14,700	248,724
Seaboard Corp.	2	4,520
Smithfield Foods, Inc.*	400	11,980
Spartan Stores, Inc.	100	2,680
Spectrum Brands, Inc.*	100	632
Supervalu, Inc.	718	28,052
Sysco Corp.	2,300	77,809
Tootsie Roll Industries, Inc.	106	3,180
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Topps Co, Inc. (The)	100	972
TreeHouse Foods, Inc.*	100	3,047
Tyson Foods, Inc., Class A	800	15,528
United Natural Foods, Inc.*	200	6,128
Universal Corp.	100	6,135
USANA Health Sciences, Inc.*	100	4,687
UST, Inc.	600	34,788
Vector Group Ltd.	110	2,058
Walgreen Co.	3,800	174,382
Wal-Mart Stores, Inc.	17,525	822,799
WD-40 Co.	100	3,171
Weis Markets, Inc.	100	4,470
Whole Foods Market, Inc.	500	22,425
Wild Oats Markets, Inc.*	100	1,820
WM Wrigley Jr., Co.	850	43,291

		5,770,589

Energy (2.8%)
Alpha Natural Resources, Inc.*	200	3,126
Anadarko Petroleum Corp.	1,700	73,066
Apache Corp.	1,200	84,840
Arch Coal, Inc.	500	15,345
Arena Resources, Inc.*	100	5,012
Atlas America, Inc.*	50	2,825
ATP Oil & Gas Corp.*	100	3,760
Atwood Oceanics, Inc.*	100	5,869
Aventine Renewable Energy Holdings, Inc.*	200	3,644
Baker Hughes, Inc.	1,200	79,356
Berry Petroleum Co., Class A	200	6,132
Bill Barrett Corp.*	100	3,241
BJ Services Co.	1,200	33,480
BP plc ADR	2,925	189,394
Bristow Group, Inc.*	100	3,645
Cabot Oil & Gas Corp.	200	13,464
Cameron International Corp.*	400	25,116
CARBO Ceramics, Inc.	100	4,655
Carrizo Oil & Gas, Inc.*	100	3,496
Cheniere Energy, Inc.*	200	6,230
Chesapeake Energy Corp.	1,500	46,320
Chevron Corp.	8,300	613,868
Cimarex Energy Co.	300	11,106
CNX Gas Corp.*	100	2,833
Complete Production Services, Inc.*	100	1,991
Comstock Resources, Inc.*	100	2,738
ConocoPhillips	6,137	419,464
Consol Energy, Inc.	700	27,391
Crosstex Energy, Inc.	129	3,709
Delta Petroleum Corp.*	200	4,592
Denbury Resources, Inc.*	400	11,916
Devon Energy Corp.	1,700	117,674
Diamond Offshore Drilling, Inc.	200	16,190
Dresser-Rand Group, Inc.*	100	3,046
Dril-Quip, Inc.*	200	8,656
Edge Petroleum Corp.*	100	1,252
El Paso Corp.	2,500	36,175
Encore Acquisition Co.*	200	4,838
Energy Partners Ltd.*	100	1,815
ENSCO International, Inc.	600	32,640
EOG Resources, Inc.	900	64,206
Evergreen Energy, Inc.*	200	1,314
EXCo.Resources, Inc.*	200	3,316
Exxon Mobil Corp.	21,400	1,614,630
FMC Technologies, Inc.*	300	20,928
Forest Oil Corp.*	200	6,674
Foundation Coal Holdings, Inc.	200	6,868
Frontier Oil Corp.	400	13,056
Gasco Energy, Inc.*	200	488
Giant Industries, Inc.*	100	7,565
Global Industries Ltd.*	300	5,487
Goodrich Petroleum Corp.*	100	3,363
Grant Prideco, Inc.*	500	24,920
Grey Wolf, Inc.*	600	4,020
Gulfmark Offshore, Inc.*	100	4,365
Halliburton Co.	3,800	120,612
Hanover Compressor Co.*	300	6,675
Harvest Natural Resources, Inc.*	100	974
Helix Energy Solutions Group, Inc.*	343	12,790
Helmerich & Payne, Inc.	400	12,136
Hercules Offshore, Inc.*	100	2,626
Hess Corp.	1,000	55,470
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Holly Corp.	200	11,860
Hornbeck Offshore Services, Inc.*	100	2,865
Houston Exploration Co.*	100	5,395
Hydril*	100	9,624
Input/Output, Inc.*	200	2,756
International Coal Group, Inc.*	400	2,100
James River Coal Co.*	100	747
Kinder Morgan, Inc.	400	42,580
Lone Star Technologies, Inc.*	100	6,603
Lufkin Industries, Inc.	100	5,618
Marathon Oil Corp.	1,300	128,479
Mariner Energy, Inc.*	200	3,826
Massey Energy Co.	300	7,197
McMoRan Exploration Co.*	100	1,371
Meridian Resource Corp.*	300	723
Murphy Oil Corp.	700	37,380
NATCo.Group, Inc.*	100	3,412
National Oilwell Varco, Inc.*	700	54,453
Newfield Exploration Co.*	500	20,855
Newpark Resources*	300	2,115
Noble Energy, Inc.	700	41,755
Occidental Petroleum Corp.	3,168	156,214
Oceaneering International, Inc.*	200	8,424
Oil States International, Inc.*	200	6,418
Overseas Shipholding Group	100	6,260
Pacific Ethanol, Inc.*	100	1,703
Parallel Petroleum Corp.*	100	2,295
Parker Drilling Co.*	300	2,817
Patterson-UTI Energy, Inc.	600	13,464
Peabody Energy Corp.	1,000	40,240
Penn Virginia Corp.	100	7,340
PetroHawk Energy Corp.*	530	6,980
Petroleum Development Corp.*	100	5,357
Petroquest Energy, Inc.*	100	1,169
Pioneer Drilling Co.*	100	1,269
Pioneer Natural Resources Co.	500	21,555
Plains Exploration & Production Co.*	300	13,542
Pogo Producing Co.	200	9,620
Pride International, Inc.*	600	18,060
Quicksilver Resources, Inc.*	200	7,954
Range Resources Corp.	550	18,370
Rentech, Inc.*	500	1,570
Rosetta Resources, Inc.*	200	4,108
Rowan Cos., Inc.	400	12,988
RPC, Inc.	225	3,749
SEACOR Holdings, Inc.*	100	9,840
Smith International, Inc.	800	38,440
Southwestern Energy Co.*	600	24,588
Spectra Energy Corp.	2,246	59,002
St Mary Land & Exploration Co.	200	7,336
Stone Energy Corp.*	100	2,969
Sunoco, Inc.	500	35,220
Superior Energy Services*	300	10,341
Swift Energy Co.*	100	4,177
Syntroleum Corp.*	100	311
Tesoro Corp.	300	30,129
Tetra Technologies, Inc.*	300	7,413
Tidewater, Inc.	200	11,716
Todco*	200	8,066
Toreador Resources Corp.*	100	1,815
Unit Corp.*	200	10,118
Universal Compression Holdings, Inc.*	100	6,768
USEC, Inc.*	300	4,875
VaalCo.Energy, Inc.*	200	1,036
Valero Energy Corp.	2,300	148,327
W&T Offshore, Inc.	100	2,893
Warren Resources, Inc.*	200	2,606
Western Refining, Inc.	100	3,902
W-H Energy Services, Inc.*	100	4,674
Whiting Petroleum Corp.*	100	3,941
Williams Cos, Inc.	2,200	62,612
World Fuel Services Corp.	100	4,626
XTO Energy, Inc.	1,400	76,734

		5,274,048

Financials (8.8%)
21st Century Insurance Group	100	2,120
Acadia Realty Trust (REIT)	100	2,607
Accredited Home Lenders Holding Co.*	118	1,094
Advance America Cash Advance Centers, Inc.	200	3,078
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Advanta Corp., Class B	100	4,384
Affiliated Managers Group, Inc.*	100	10,835
Affordable Residential Communities, Inc.*	124	1,504
Aflac, Inc.	1,900	89,414
AG Edwards, Inc.	300	20,754
Alabama National Bancorporation	100	7,081
Alexander’s, Inc. (REIT)*	10	4,117
Alexandria Real Estate Equities, Inc. (REIT)	100	10,037
Alfa Corp.	100	1,848
Alleghany Corp.*	16	6,097
Allied Capital Corp.	500	14,405
Allstate Corp. (The)	8,800	528,528
AMB Property Corp. (REIT)	400	23,516
AMBAC Financial Group, Inc.	400	34,556
Amcore Financial, Inc.	100	3,175
American Campus Communities, Inc. (REIT)	100	3,029
American Capital Strategies Ltd.	600	26,586
American Equity Investment Life Holding Co	100	1,313
American Express Co	4,000	225,600
American Financial Group Inc/OH	300	10,212
American Financial Realty Trust (REIT)	400	4,032
American Home Mortgage Investment Corp. (REIT)	200	5,398
American International Group, Inc.	8,200	551,204
American National Insurance	100	12,793
AmeriCredit Corp.*	500	11,430
Ameriprise Financial, Inc.	820	46,855
Anchor BanCorp. Wisconsin, Inc.	100	2,835
Annaly Capital Management, Inc. (REIT)	1,000	15,480
Anthracite Capital, Inc. (REIT)	200	2,400
Anworth Mortgage Asset Corp. (REIT)	200	1,954
AON Corp.	6,500	246,740
Apartment Investment & Management Co. (REIT)	400	23,076
Apollo Investment Corp., Class A	426	9,116
Archstone-Smith Trust (REIT)	800	43,424
Ares Capital Corp.	112	2,035
Argonaut Group, Inc.*	100	3,236
Arthur J Gallagher & Co	300	8,499
Ashford Hospitality Trust, Inc. (REIT)	100	1,194
Associated Banc-Corp.	500	16,800
Assurant, Inc.	500	26,815
Astoria Financial Corp.	300	7,977
AvalonBay Communities, Inc. (REIT)	300	39,000
Bancorpsouth, Inc.	300	7,335
Bank Mutual Corp.	200	2,274
Bank of America Corp.	17,054	870,095
Bank of Hawaii Corp.	200	10,606
Bank of New York Co, Inc. (The)	2,800	113,540
BankAtlantic BanCorp., Inc., Class A	100	1,096
BankFinancial Corp.	100	1,627
Bankunited Financial Corp., Class A	100	2,121
Banner Corp.	100	4,155
BB&T Corp.	2,066	84,747
Bear Stearns Cos, Inc. (The)	443	66,605
BioMed Realty Trust, Inc. (REIT)	200	5,260
BlackRock, Inc./New York	100	15,631
BOK Financial Corp.	100	4,953
Boston Private Financial Holdings, Inc.	100	2,792
Boston Properties, Inc. (REIT)	429	50,365
Brandywine Realty Trust (REIT)	369	12,328
BRE Properties, Inc. (REIT)	200	12,630
Bristol West Holdings, Inc.	100	2,217
Brookline BanCorp., Inc.	200	2,534
Brown & Brown, Inc.	400	10,808
Calamos Asset Management, Inc., Class A	100	2,232
Camden Property Trust (REIT)	200	14,062
Capital One Financial Corp.	1,578	119,076
Capital Trust, Inc./NY, Class A (REIT)	100	4,557
CapitalSource, Inc. (REIT)	321	8,067
Capitol Bancorp. Ltd.	100	3,685
Capitol Federal Financial	100	3,781
Cascade Bancorp.	125	3,243
Cash America International, Inc.	100	4,100
Cathay General Bancorp	200	6,796
CB Richard Ellis Group, Inc. Class A*	700	23,926
CBL & Associates Properties, Inc. (REIT)	200	8,968
Cbot Holdings, Inc., Class A*	200	36,300
Cedar Shopping Centers, Inc. (REIT)	100	1,620
Centennial Bank Holdings, Inc.*	200	1,730
Central Pacific Financial Corp.	100	3,657
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Charles Schwab Corp. (The)	3,800	69,502
CharterMac	200	3,870
Chemical Financial Corp.	100	2,979
Chicago Mercantile Exchange Holdings, Inc., Class A	127	67,622
Chittenden Corp.	200	6,038
Chubb Corp.	1,600	82,672
Cincinnati Financial Corp.	600	25,440
CIT Group, Inc.	800	42,336
Citigroup, Inc.	27,200	1,396,448
Citizens Banking Corp./MI	213	4,720
City Holding Co.	100	4,045
City National Corp./Beverly Hills CA	200	14,720
CNA Financial Corp.*	100	4,309
Cohen & Steers, Inc.	100	4,308
Colonial BancGroup, Inc. (The)	500	12,375
Colonial Properties Trust (REIT)	200	9,134
Columbia Banking System, Inc.	100	3,373
Comerica, Inc.	4,875	288,210
Commerce BanCorp., Inc./NJ	700	23,366
Commerce Bancshares Inc/Kansas City MO	325	15,701
Commerce Group, Inc.	200	6,008
Community Bank System, Inc.	100	2,092
Community Banks, Inc.	105	2,506
Community Trust Bancorp., Inc.	100	3,623
Compass Bancshares, Inc.	500	34,400
CompuCredit Corp.*	100	3,122
Conseco, Inc.*	500	8,650
Corporate Office Properties Trust (REIT)	100	4,568
Corus Bankshares, Inc.	200	3,412
Countrywide Financial Corp.	5,100	171,564
Cousins Properties, Inc. (REIT)	100	3,286
Crescent Real Estate Equities Co. (REIT)	300	6,018
Cullen/Frost Bankers, Inc.	200	10,466
CVB Financial Corp.	275	3,273
DCT Industrial Trust, Inc. (REIT)	600	7,098
Deerfield Triarc Capital Corp. (REIT)	200	2,998
Delphi Financial Group	150	6,035
Developers Diversified Realty Corp. (REIT)	500	31,450
DiamondRock Hospitality Co. (REIT)	400	7,600
Digital Realty Trust, Inc. (REIT)	100	3,990
Dime Community Bancshares	100	1,323
Direct General Corp.	100	2,126
Doral Financial Corp.*	300	492
Douglas Emmett, Inc. (REIT)	300	7,659
Downey Financial Corp.	100	6,454
Duke Realty Corp. (REIT)	500	21,735
E*Trade Financial Corp.*	1,500	31,830
East West BanCorp., Inc.	200	7,354
EastGroup Properties, Inc. (REIT)	100	5,103
Eaton Vance Corp.	400	14,256
Education Realty Trust, Inc. (REIT)	100	1,478
Employers Holdings, Inc.*	200	4,004
Entertainment Properties Trust (REIT)	100	6,025
Equity Inns, Inc. (REIT)	200	3,276
Equity Lifestyle Properties, Inc. (REIT)	100	5,401
Equity One, Inc. (REIT)	100	2,650
Equity Residential (REIT)	1,100	53,053
Erie Indemnity Co. Class A	200	10,554
Essex Property Trust, Inc.	100	12,948
Extra Space Storage, Inc. (REIT)	300	5,682
EzCorp., Inc., Class A*	300	4,419
Federal National Mortgage Assn.	8,875	484,398
FBL Financial Group, Inc., Class A	100	3,913
Federal Realty Investment Trust (REIT)	200	18,124
Federal Home Loan Mortgage Corp.	10,500	624,645
Federated Investors, Inc., Class B	300	11,016
FelCor Lodging Trust, Inc. (REIT)	200	5,194
Fidelity National Financial, Inc., Class A	9,340	224,253
Fieldstone Investment Corp. (REIT)	200	614
Fifth Third Banc+B814orp.	1,800	69,642
Financial Federal Corp.	150	3,948
First American Corp.	300	15,216
First BanCorp./Puerto Rico	200	2,652
First Cash Financial Services, Inc.*	100	2,228
First Charter Corp.	100	2,150
First Citizens BancShares, Inc./NC, Class A	26	5,226
First Commonwealth Financial Corp.	200	2,350
First Community BanCorp., Inc./CA	100	5,654
First Financial BanCorp.	100	1,511
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

First Financial Bankshares, Inc.	100	4,182
First Horizon National Corp.	500	20,765
First Industrial Realty Trust, Inc. (REIT)	200	9,060
First Marblehead Corp. (The)	150	6,734
First Merchants Corp.	100	2,372
First Midwest Bancorp, Inc./IL	200	7,350
First Niagara Financial Group, Inc.	400	5,564
First Place Financial Corp./OH	100	2,145
First Potomac Realty Trust (REIT)	100	2,857
First Republic Bank/San Francisco CA	100	5,370
First State BanCorporation/NM	100	2,255
FirstFed Financial Corp.*	100	5,683
FirstMerit Corp.	300	6,333
Flagstar BanCorp., Inc.	100	1,195
Flushing Financial Corp.	100	1,623
FNB Corp./PA	200	3,370
Forest City Enterprises, Inc., Class A	300	19,854
Franklin Bank Corp./Houston TX*	100	1,787
Franklin Resources, Inc.	636	76,848
Franklin Street Properties Corp. (REIT)	200	3,836
Fremont General Corp.	200	1,386
Friedman Billings Ramsey Group, Inc., Class A (REIT)	500	2,760
Frontier Financial Corp.	150	3,743
Fulton Financial Corp.	725	10,534
General Growth Properties, Inc. (REIT)	700	45,199
Genworth Financial, Inc.	1,700	59,398
Getty Realty Corp. (REIT)	100	2,874
GFI Group, Inc.*	100	6,797
Glacier Bancorp., Inc.	150	3,606
Glimcher Realty Trust (REIT)	100	2,702
GMH Communities Trust (REIT)	100	999
Goldman Sachs Group, Inc. (The)	1,400	289,282
Gramercy Capital Corp. (REIT)	100	3,068
Greater Bay BanCorp.	200	5,378
Greenhill & Co, Inc.	100	6,139
Hancock Holding Co.	100	4,398
Hanmi Financial Corp.	100	1,906
Hanover Insurance Group, Inc. (The)	200	9,224
Harleysville Group, Inc.	100	3,249
Harleysville National Corp.	105	1,871
Hartford Financial Services Group, Inc.	1,200	114,696
HCC Insurance Holdings, Inc.	400	12,320
Health Care Property Investors, Inc. (REIT)	800	28,824
Health Care REIT, Inc. (REIT)	300	13,170
Healthcare Realty Trust, Inc. (REIT)	200	7,460
Highland Hospitality Corp. (REIT)	300	5,340
Highwoods Properties, Inc. (REIT)	200	7,898
Hilb Rogal & Hobbs Co	100	4,905
Home Properties, Inc. (REIT)	100	5,281
HomeBanc Corp.(REIT)	200	698
Horace Mann Educators Corp.	100	2,055
Hospitality Properties Trust (REIT)	400	18,720
Host Hotels & Resorts, Inc. (REIT)	1,889	49,700
HRPT Properties Trust (REIT)	700	8,610
Hudson City BanCorp., Inc.	2,100	28,728
Huntington Bancshares, Inc./OH	914	19,971
IBERIABANK Corp.	100	5,566
IMPAC Mortgage Holdings, Inc. (REIT)	300	1,500
Independent Bank Corp./MI	105	2,139
Independent Bank Corp./Rockland MA	100	3,294
IndyMac Bancorp., Inc.	300	9,615
Infinity Property & Casualty Corp.	100	4,686
Inland Real Estate Corp. (REIT)	200	3,668
Innkeepers USA Trust (REIT)	100	1,628
Integra Bank Corp.	100	2,229
IntercontinentalExchange, Inc.*	300	36,663
International Bancshares Corp.	200	5,934
International Securities Exchange Holdings, Inc.	200	9,760
Investment Technology Group, Inc.*	200	7,840
Investors Bancorp., Inc.*	300	4,332
Investors Financial Services Corp.	300	17,445
Investors Real Estate Trust (REIT)	200	2,118
Irwin Financial Corp.	100	1,864
iStar Financial, Inc. (REIT)	500	23,415
Janus Capital Group, Inc.	700	14,637
Jefferies Group, Inc.	400	11,580
Jones Lang LaSalle, Inc.	100	10,428
JPMorgan Chase & Co.	19,400	938,572
KeyCorp.	1,500	56,205
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Kilroy Realty Corp. (REIT)	100	7,375
KimCo.Realty Corp. (REIT)	845	41,185
Kite Realty Group Trust (REIT)	100	1,995
KKR Financial Corp. (REIT)	300	8,229
KNBT BanCorp., Inc.	100	1,474
Knight Capital Group, Inc., Class A*	400	6,336
LaBranche & Co, Inc.*	200	1,632
Lakeland BanCorp., Inc.	105	1,423
LandAmerica Financial Group, Inc.	100	7,391
LaSalle Hotel Properties (REIT)	200	9,272
Legg Mason, Inc.	445	41,923
Lehman Brothers Holdings, Inc.	2,000	140,140
Leucadia National Corp.	600	17,652
Lexington Realty Trust (REIT)	200	4,226
Liberty Property Trust (REIT)	300	14,616
Lincoln National Corp.	1,049	71,112
Loews Corp.	1,700	77,231
Longview Fibre Co. (REIT)	271	6,675
LTC Properties, Inc. (REIT)	100	2,591
Luminent Mortgage Capital, Inc. (REIT)	100	894
M&T Bank Corp.	300	34,749
Macerich Co. (The) (REIT)	300	27,708
Mack-Cali Realty Corp. (REIT)	300	14,289
MAF BanCorp., Inc.	100	4,134
Maguire Properties, Inc. (REIT)	100	3,556
Markel Corp.*	32	15,515
Marsh & McLennan Cos, Inc.	2,000	58,580
Marshall & Ilsley Corp.	935	43,300
MB Financial, Inc.	100	3,601
MBIA, Inc.	500	32,745
MBT Financial Corp.	100	1,291
MCG Capital Corp.	200	3,752
Medical Properties Trust, Inc. (REIT)	100	1,469
Mellon Financial Corp.	1,500	64,710
Mercury General Corp.	100	5,304
Merrill Lynch & Co, Inc.	3,500	285,845
Metlife, Inc.	6,175	389,951
MFA Mortgage Investments, Inc. (REIT)	300	2,310
MGIC Investment Corp.	300	17,676
Mid-America Apartment Communities, Inc. (REIT)	100	5,626
Midland Co. (The)	100	4,242
Mid-State Bancshares	100	3,669
Midwest Banc Holdings, Inc.	100	1,771
Moody’s Corp.	900	55,854
Morgan Stanley	6,500	511,940
Move, Inc.*	500	2,770
Nasdaq Stock Market, Inc. (The)*	300	8,823
National City Corp.	2,306	85,899
National Financial Partners Corp.	100	4,691
National Health Investors, Inc. (REIT)	100	3,134
National Penn Bancshares, Inc.	128	2,419
National Retail Properties, Inc. (REIT)	200	4,838
National Western Life Insurance Co., Class A	13	3,182
Nationwide Financial Services	200	10,772
Nationwide Health Properties, Inc. (REIT)	300	9,378
Navigators Group, Inc.*	100	5,017
NBT BanCorp., Inc.	100	2,343
Nelnet, Inc., Class A	100	2,397
Netbank, Inc.	200	441
New Plan Excel Realty Trust (REIT)	400	13,212
New York Community Bancorp., Inc.	1,000	17,590
NewAlliance Bancshares, Inc.	400	6,484
Newcastle Investment Corp. (REIT)	200	5,546
Northern Trust Corp.	800	48,112
NorthStar Realty Finance Corp. (REIT)	200	3,042
Northwest BanCorp., Inc.	100	2,709
Novastar Financial, Inc. (REIT)	100	500
Nuveen Investments, Inc., Class A	300	14,190
NYSE Group, Inc.*	600	56,250
Ocwen Financial Corp.*	100	1,287
Ohio Casualty Corp.	200	5,990
Old National Bancorp./IN	200	3,636
Old Republic International Corp.	850	18,802
Omega Healthcare Investors, Inc. (REIT)	200	3,430
optionsXpress Holdings, Inc.	100	2,354
Oriental Financial Group	100	1,178
Pacific Capital Bancorp.	200	6,424
Park National Corp.	40	3,779
Parkway Properties, Inc. (REIT)	100	5,225
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Partners Trust Financial Group, Inc.	200	2,286
Pennsylvania (REIT)	100	4,433
People’s Bank/Bridgeport CT	200	8,880
PFF BanCorp., Inc.	100	3,033
Philadelphia Consolidated Holding Co.*	300	13,197
Phoenix Cos, Inc. (The)	300	4,164
Pinnacle Financial Partners, Inc.*	100	3,051
Piper Jaffray Cos.*	100	6,194
Plum Creek Timber Co, Inc. (REIT)	700	27,594
PMI Group, Inc. (The)	300	13,566
PNC Financial Services Group, Inc.	1,288	92,697
Popular, Inc.	935	15,484
Portfolio Recovery Associates, Inc.*	100	4,465
Post Properties, Inc. (REIT)	200	9,146
Potlatch Corp. (REIT)	138	6,318
Presidential Life Corp.	100	1,972
Principal Financial Group, Inc.	1,000	59,870
PrivateBanCorp., Inc.	100	3,656
ProAssurance Corp.*	100	5,115
Progressive Corp. (The)	3,000	65,460
Prologis (REIT)	979	63,566
Prosperity Bancshares, Inc.	100	3,474
Protective Life Corp.	300	13,212
Provident Bankshares Corp.	100	3,286
Provident Financial Services, Inc.	200	3,490
Provident New York Bancorp.	100	1,415
Prudential Financial, Inc.	1,800	162,468
PS Business Parks, Inc. (REIT)	100	7,052
Public Storage, Inc. (REIT)	464	43,927
Radian Group, Inc.	300	16,464
RAIT Financial Trust (REIT)	200	5,588
Ramco-Gershenson Properties (REIT)	100	3,571
Raymond James Financial, Inc.	300	8,928
Rayonier, Inc. (REIT)	300	12,900
Realogy Corp.*	802	23,747
Realty Income Corp. (REIT)	300	8,460
Redwood Trust, Inc. (REIT)	100	5,218
Regency Centers Corp. (REIT)	300	25,065
Regions Financial Corp.	2,736	96,772
Reinsurance Group of America, Inc.	100	5,772
Renasant Corp.	100	2,468
Resource America, Inc., Class A	100	2,363
RLI Corp.	100	5,493
S&T BanCorp., Inc.	100	3,304
SafeCo.Corp.	500	33,215
Safety Insurance Group, Inc.	100	4,012
Sandy Spring BanCorp., Inc.	100	3,464
Saul Centers, Inc. (REIT)	100	5,690
SEI Investments Co.	200	12,046
Selective Insurance Group	200	5,092
Senior Housing Properties Trust (REIT)	200	4,780
Signature Bank/New York NY*	100	3,254
Simmons First National Corp., Class A	100	3,007
Simon Property Group, Inc. (REIT)	800	89,000
Sky Financial Group, Inc.	400	10,744
SL Green Realty Corp. (REIT)	231	31,689
SLM Corp.	1,500	61,350
South Financial Group, Inc. (The)	300	7,416
Sovereign BanCorp., Inc.	1,460	37,142
Sovran Self Storage, Inc. (REIT)	100	5,541
Spirit Finance Corp. (REIT)	400	5,960
St Joe Co. (The)	300	15,693
StanCorp. Financial Group, Inc.	200	9,834
Sterling BanCorp./NY	105	1,901
Sterling Bancshares, Inc./TX	300	3,354
Sterling Financial Corp./PA	100	2,220
Sterling Financial Corp./WA	200	6,238
Stewart Information Services Corp.	100	4,179
Stifel Financial Corp.*	100	4,430
Strategic Hotels & Resorts, Inc. (REIT)	200	4,574
Student Loan Corp. (The)	20	3,718
Sun Communities, Inc. (REIT)	100	3,102
Sunstone Hotel Investors, Inc. (REIT)	200	5,452
SunTrust Banks, Inc.	1,400	116,256
Susquehanna Bancshares, Inc.	200	4,638
SVB Financial Group*	100	4,859
SWS Group, Inc.	150	3,722
Synovus Financial Corp.	1,000	32,340
T Rowe Price Group, Inc.	1,000	47,190
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Tanger Factory Outlet Centers (REIT)	100	4,039
Taubman Centers, Inc. (REIT)	200	11,598
TCF Financial Corp.	500	13,180
TD Ameritrade Holding Corp.*	1,200	17,856
TD Banknorth, Inc.	324	10,420
Tejon Ranch Co.*	100	4,730
Texas Capital Bancshares, Inc.*	100	2,050
Thornburg Mortgage, Inc. (REIT)	400	10,400
TierOne Corp.	100	2,704
Torchmark Corp.	5,950	390,261
Tower Group, Inc.	100	3,222
Transatlantic Holdings, Inc.	100	6,512
Travelers Cos, Inc. (The)	2,600	134,602
Triad Guaranty, Inc.*	100	4,141
TrustCo.Bank Corp., NY	300	2,874
Trustmark Corp.	200	5,608
UCBH Holdings, Inc.	300	5,586
UDR, Inc. (REIT)	500	15,310
UMB Financial Corp.	200	7,552
Umpqua Holdings Corp.	200	5,354
UnionBanCal Corp.	200	12,684
United Bankshares, Inc.	100	3,503
United Community Banks, Inc./GA	100	3,279
United Community Financial Corp./OH	100	1,105
United Fire & Casualty Co.	100	3,513
Unitrin, Inc.	200	9,414
Universal American Financial Corp.*	100	1,938
Unum Group	1,300	29,939
Urstadt Biddle Properties, Inc., Class A (REIT)	100	1,956
USI Holdings Corp.*	200	3,370
U-Store-It Trust (REIT)	100	2,012
Valley National BanCorp.	420	10,605
Ventas, Inc. (REIT)	400	16,852
Vornado Realty Trust (REIT)	500	59,670
W Holding Co, Inc.	400	2,000
Wachovia Corp.	7,078	389,644
Waddell & Reed Financial, Inc.	300	6,996
Washington (REIT)	200	7,484
Washington Federal, Inc.	300	7,038
Washington Mutual, Inc.	9,075	366,449
Webster Financial Corp.	200	9,602
Weingarten Realty Investors (REIT)	300	14,268
Wells Fargo & Co	12,500	430,375
WesBanco, Inc.	100	3,087
WesCo.Financial Corp.	8	3,680
West BanCorporation, Inc.	105	1,584
West Coast Bancorp./OR	100	3,197
Westamerica Bancorporation	100	4,817
Western Alliance Bancorp.*	100	3,104
Whitney Holding Corp.	200	6,116
Wilmington Trust Corp.	300	12,651
Winston Hotels, Inc. (REIT)	100	1,503
Wintrust Financial Corp.	100	4,461
World Acceptance Corp.*	100	3,995
WR Berkley Corp.	600	19,872
XL Capital Ltd., Class A	6,700	468,732
Zenith National Insurance Corp.	150	7,091
Zions Bancorporation	362	30,596

		16,423,445

Health Care (4.4%)
Abaxis, Inc.*	100	2,437
Abbott Laboratories	5,700	318,060
Abraxis BioScience, Inc.*	100	2,671
Adams Respiratory Therapeutics, Inc.*	100	3,363
Adolor Corp.*	100	875
Advanced Magnetics, Inc.*	100	6,027
Advanced Medical Optics, Inc.*	300	11,160
Aetna, Inc.	1,900	83,201
Affymetrix, Inc.*	200	6,014
Albany Molecular Research, Inc.*	100	985
Alexion Pharmaceuticals, Inc.*	100	4,324
Align Technology, Inc.*	200	3,172
Alkermes, Inc.*	300	4,632
Allergan, Inc.	546	60,508
Allscripts Healthcare Solutions, Inc.*	200	5,362
Alnylam Pharmaceuticals, Inc.*	100	1,800
Alpharma, Inc., Class A	100	2,408
Amedisys, Inc.*	134	4,346
American Medical Systems Holdings, Inc.*	200	4,234
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

AMERIGROUP Corp.*	200	6,080
AmerisourceBergen Corp.	5,475	288,806
Amgen, Inc.*	7,750	433,070
AMN Healthcare Services, Inc.*	100	2,262
Amsurg Corp.*	100	2,449
Amylin Pharmaceuticals, Inc.*	400	14,944
Analogic Corp.	100	6,288
Applera Corp. — Applied Biosystems Group	700	20,699
Applera Corp. — Celera Group*	300	4,260
Apria Healthcare Group, Inc.*	200	6,450
Arena Pharmaceuticals, Inc.*	100	1,086
Ariad Pharmaceuticals, Inc.*	200	898
Array Biopharma, Inc.*	200	2,540
Arrow International, Inc.	100	3,216
Arthrocare Corp.*	100	3,604
Aspect Medical Systems, Inc.*	100	1,559
Atherogenics, Inc.*	100	281
AVANIR Pharmaceuticals, Class A*	100	121
Barr Pharmaceuticals, Inc.*	400	18,540
Bausch & Lomb, Inc.	200	10,232
Baxter International, Inc.	2,500	131,675
Beckman Coulter, Inc.	300	19,167
Becton Dickinson & Co.	900	69,201
Bioenvision, Inc.*	100	409
Biogen Idec, Inc.*	1,300	57,694
BioMarin Pharmaceuticals, Inc.*	300	5,178
Biomet, Inc.	900	38,241
Bio-Rad Laboratories, Inc., Class A*	100	6,984
Biosite, Inc.*	100	8,397
Boston Scientific Corp.*	4,547	66,113
Bristol-Myers Squibb Co.B1328	20,200	560,752
Brookdale Senior Living, Inc.	100	4,466
Cambrex Corp.	100	2,460
Cardinal Health, Inc.	1,600	116,720
Celgene Corp.*	1,400	73,444
Cell Genesys, Inc.*	200	840
Centene Corp.*	100	2,099
Cephalon, Inc.*	200	14,242
Cepheid, Inc.*	200	2,376
Cerner Corp.*	300	16,335
Charles River Laboratories International, Inc.*	300	13,878
Chemed Corp.	100	4,896
Cigna Corp.	385	54,924
Community Health Systems, Inc.*	400	14,100
Conceptus, Inc.*	100	2,000
Conmed Corp.*	100	2,923
Cooper Cos, Inc. (The)	200	9,724
Covance, Inc.*	200	11,868
Coventry Health Care, Inc.*	600	33,630
CR Bard, Inc.	400	31,804
Cross Country Healthcare, Inc.*	100	1,823
Cubist Pharmaceuticals, Inc.*	200	4,414
CV Therapeutics, Inc.*	100	787
Cyberonics, Inc.*	100	1,878
Cypress Bioscience, Inc.*	100	760
Cytyc Corp.*	400	13,684
Dade Behring Holdings, Inc.	300	13,155
DaVita, Inc.*	400	21,328
deCODE genetics, Inc.*	200	730
Dendreon Corp.*	200	2,586
Dendrite International, Inc.*	100	1,566
Dentsply International, Inc.	600	19,650
Digene Corp.*	100	4,241
Dionex Corp.*	100	6,811
DJO, Inc.*	100	3,790
Eclipsys Corp.*	100	1,927
Edwards Lifesciences Corp.*	200	10,140
Eli Lilly & Co	3,700	198,727
Emdeon Corp.*	604	9,139
Encysive Pharmaceuticals, Inc.*	200	542
Endo Pharmaceuticals Holdings, Inc.*	500	14,700
Enzo Biochem, Inc.*	100	1,508
Enzon Pharmaceuticals, Inc.*	200	1,630
eResearch Technology, Inc.*	200	1,572
Exelixis, Inc.*	300	2,982
Express Scripts, Inc.*	500	40,360
Forest Laboratories, Inc.*	1,200	61,728
Foxhollow Technologies, Inc.*	100	2,089
Genentech, Inc.*	1,800	147,816
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Genesis HealthCare Corp.*	100	6,311
Gen-Probe, Inc.*	200	9,416
Gentiva Health Services, Inc.*	100	2,017
Genzyme Corp.*	1,000	60,020
Geron Corp.*	200	1,400
Gilead Sciences, Inc.*	1,700	130,050
Greatbatch, Inc.*	100	2,550
Haemonetics Corp./MA*	100	4,675
Health Management Associates, Inc., Class A	900	9,783
Health Net, Inc.*	400	21,524
HealthExtras, Inc.*	100	2,878
HealthTronics, Inc.*	100	539
Healthways, Inc.*	100	4,675
Henry Schein, Inc.*	300	16,554
Hillenbrand Industries, Inc.	200	11,874
Hologic, Inc.*	200	11,528
Hospira, Inc.*	600	24,540
Human Genome Sciences, Inc.*	400	4,248
Humana, Inc.*	600	34,812
ICU Medical, Inc.*	100	3,920
Idexx Laboratories, Inc.*	100	8,763
I-Flow Corp.*	100	1,474
Illumina, Inc.*	200	5,860
ImClone Systems, Inc.*	300	12,231
Immucor, Inc.*	300	8,829
IMS Health, Inc.	700	20,762
Incyte Corp.*	300	1,977
Integra LifeSciences Holdings Corp.*	100	4,558
InterMune, Inc.*	100	2,466
Intuitive Surgical, Inc.*	141	17,141
Invacare Corp.	100	1,744
inVentiv Health, Inc.*	100	3,829
Inverness Medical Innovations, Inc.*	100	4,378
Invitrogen Corp.*	200	12,730
IRIS International, Inc.*	100	1,395
Isis Pharmaceuticals, Inc.*	200	1,854
Johnson & Johnson	13,450	810,497
Keryx Biopharmaceuticals, Inc.*	100	1,052
Kindred Healthcare, Inc.*	100	3,278
Kinetic Concepts, Inc.*	200	10,128
King Pharmaceuticals, Inc.*	800	15,736
KV Pharmaceutical Co.*	100	2,473
Kyphon, Inc.*	200	9,028
Laboratory Corp. of America Holdings*	500	36,315
LCA-Vision, Inc.	100	4,119
Lifecell Corp.*	100	2,497
LifePoint Hospitals, Inc.*	200	7,644
Lincare Holdings, Inc.*	400	14,660
Luminex Corp.*	100	1,372
Magellan Health Services, Inc.*	100	4,200
MannKind Corp.*	100	1,430
Manor Care, Inc.	300	16,308
Martek Biosciences Corp.*	100	2,062
Matria Healthcare, Inc.*	100	2,636
McKesson Corp.	1,100	64,394
Medarex, Inc.*	400	5,176
MedCo.Health Solutions, Inc.*	1,100	79,783
Medicines Co. (The)*	200	5,016
Medicis Pharmaceutical Corp., Class A	200	6,164
Medimmune, Inc.*	900	32,751
Medtronic, Inc.	4,500	220,770
Mentor Corp.	100	4,600
Merck & Co, Inc.	8,100	357,777
Merge Technologies, Inc.*	100	487
Meridian Bioscience, Inc.	100	2,776
Merit Medical Systems, Inc.*	100	1,255
MGI Pharma, Inc.*	300	6,741
Millennium Pharmaceuticals, Inc.*	1,000	11,360
Millipore Corp.*	200	14,494
Monogram Biosciences, Inc.*	400	776
Mylan Laboratories, Inc.	900	19,026
Myriad Genetics, Inc.*	100	3,446
Nabi Biopharmaceuticals*	200	1,062
Nektar Therapeutics*	300	3,918
Neurocrine Biosciences, Inc.*	100	1,250
New River Pharmaceuticals, Inc.*	100	6,363
Northfield Laboratories, Inc.*	100	361
Noven Pharmaceuticals, Inc.*	100	2,320
NPS Pharmaceuticals, Inc.*	100	339
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

NuVasive, Inc.*	100	2,375
Nuvelo, Inc.*	200	736
Odyssey HealthCare, Inc.*	100	1,313
Omnicare, Inc.	500	19,885
Omnicell, Inc.*	200	4,184
Onyx Pharmaceuticals, Inc.*	100	2,484
Option Care, Inc.	100	1,330
OraSure Technologies, Inc.*	200	1,470
OSI Pharmaceuticals, Inc.*	212	6,996
Owens & Minor, Inc.	100	3,673
Palomar Medical Technologies, Inc.*	100	3,995
Par Pharmaceutical Cos, Inc.*	100	2,512
Parexel International Corp.*	100	3,597
Patterson Cos, Inc.*	500	17,745
PDL BioPharma, Inc.*	400	8,680
Pediatrix Medical Group, Inc.*	200	11,412
Penwest Pharmaceuticals Co.*	100	1,008
PerkinElmer, Inc.	400	9,688
Perrigo Co.	300	5,298
Pfizer, Inc.	43,825	1,107,020
Pharmaceutical Product Development, Inc.	400	13,476
PharmaNet Development Group, Inc.*	100	2,600
Pharmion Corp.*	100	2,629
Phase Forward, Inc.*	100	1,313
PolyMedica Corp.	100	4,233
PRA International*	100	2,156
Progenics Pharmaceuticals, Inc.*	100	2,368
PSS World Medical, Inc.*	200	4,228
Psychiatric Solutions, Inc.*	200	8,062
Quest Diagnostics, Inc.	600	29,922
Regeneron Pharmaceuticals, Inc.*	200	4,324
RehabCare Group, Inc.*	100	1,587
Res-Care, Inc.*	100	1,750
Resmed, Inc.*	300	15,111
Respironics, Inc.*	300	12,597
Rigel Pharmaceuticals, Inc.*	100	1,086
Salix Pharmaceuticals Ltd.*	100	1,260
Savient Pharmaceuticals, Inc.*	300	3,606
Schering-Plough Corp.	5,600	142,856
Sciele Pharma, Inc.*	100	2,368
Senomyx, Inc.*	100	1,238
Sepracor, Inc.*	400	18,652
Sierra Health Services, Inc.*	200	8,234
Sirona Dental Systems, Inc.	100	3,446
SonoSite, Inc.*	100	2,826
St Jude Medical, Inc.*	1,300	48,893
STERIS Corp.	200	5,312
Stryker Corp.	1,100	72,952
Sunrise Senior Living, Inc.*	200	7,904
SuperGen, Inc.*	200	1,180
SurModics, Inc.*	100	3,600
Symbion, Inc.*	100	1,961
Symmetry Medical, Inc.*	100	1,633
Tanox, Inc.*	100	1,876
Techne Corp.*	200	11,420
Telik, Inc.*	200	1,086
Tenet Healthcare Corp.*	1,900	12,217
Thermo Fisher Scientific, Inc.*	1,600	74,800
Thoratec Corp.*	200	4,180
Triad Hospitals, Inc.*	300	15,675
Trizetto Group*	100	2,001
United Surgical Partners International, Inc.*	200	6,162
United Therapeutics Corp.*	100	5,378
UnitedHealth Group, Inc.	5,030	266,439
Universal Health Services, Inc., Class B	200	11,452
Valeant Pharmaceuticals International	300	5,187
Varian Medical Systems, Inc.*	500	23,845
Varian, Inc.*	100	5,826
VCA Antech, Inc.*	300	10,893
Ventana Medical Systems, Inc.*	100	4,190
Vertex Pharmaceuticals, Inc.*	500	14,020
Viasys Healthcare, Inc.*	100	3,399
Viropharma, Inc.*	200	2,870
Vital Images, Inc.*	100	3,326
Waters Corp.*	400	23,200
Watson Pharmaceuticals, Inc.*	400	10,572
WellCare Health Plans, Inc.*	100	8,525
WellPoint, Inc.*	2,351	190,666
West Pharmaceutical Services, Inc.	100	4,643
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Wright Medical Group, Inc.*	100	2,229
Wyeth	5,000	250,150
Xenoport, Inc.*	100	2,786
Zimmer Holdings, Inc.*	900	76,869
Zoll Medical Corp.*	200	5,330
Zymogenetics, Inc.*	100	1,556

		8,306,244

Industrials (3.6%)
3M Co	2,800	214,004
AAR Corp.*	100	2,756
ABM Industries, Inc.	100	2,639
ABX Air, Inc.*	200	1,370
Acco Brands Corp.*	100	2,409
Actuant Corp., Class A	100	5,076
Acuity Brands, Inc.	200	10,888
Adesa, Inc.	300	8,289
Administaff, Inc.	100	3,520
Advisory Board Co. (The)*	100	5,062
AGCo.Corp.*	300	11,091
Airtran Holdings, Inc.*	300	3,081
Alaska Air Group, Inc.*	200	7,620
Albany International Corp.	100	3,594
Alexander & Baldwin, Inc.	200	10,088
Alliant Techsystems, Inc.*	100	8,792
Allied Waste Industries, Inc.*	800	10,072
Amerco, Inc.*	47	3,290
American Commercial Lines, Inc.*	200	6,290
American Reprographics Co.*	100	3,079
American Science & Engineering, Inc.*	100	5,267
American Standard Cos, Inc.	700	37,114
American Superconductor Corp.*	100	1,347
Ametek, Inc.	450	15,543
AMR Corp.*	900	27,405
AO Smith Corp.	100	3,822
Apogee Enterprises, Inc.	100	2,004
Applied Industrial Technologies, Inc.	150	3,680
Arkansas Best Corp.	100	3,555
Armor Holdings, Inc.*	100	6,733
Astec Industries, Inc.*	100	4,025
ASV, Inc.*	100	1,526
Atlas Air Worldwide Holdings, Inc.*	100	5,273
Avery Dennison Corp.	400	25,704
Avis Budget Group, Inc.*	360	9,835
Baldor Electric Co.	200	7,548
Barnes Group, Inc.	200	4,602
BE Aerospace, Inc.*	300	9,510
Beacon Roofing Supply, Inc.*	150	2,427
Belden CDT, Inc.	200	10,718
Blount International, Inc.*	100	1,245
Boeing Co	3,000	266,730
Bowne & Co, Inc.	100	1,573
Brady Corp., Class A	200	6,240
Briggs & Stratton Corp.	200	6,170
Brink’s Co. (The)	200	12,690
Bucyrus International, Inc.	150	7,725
Burlington Northern Santa Fe Corp.	1,400	112,602
Carlisle Cos, Inc.	200	8,586
Cascade Corp.	100	5,981
Caterpillar, Inc.	2,500	167,575
CBIZ, Inc.*	200	1,420
Celadon Group, Inc.*	100	1,670
Central Parking Corp.	100	2,218
Cenveo, Inc.*	200	4,860
Ceradyne, Inc.*	100	5,474
CH Robinson Worldwide, Inc.	700	33,425
ChoicePoint, Inc.*	300	11,229
Cintas Corp.	500	18,050
CIRCOR International, Inc.	100	3,570
Clarcor, Inc.	200	6,360
Clean Harbors, Inc.*	100	4,522
Comfort Systems USA, Inc.	100	1,198
Commercial Vehicle Group, Inc.*	100	2,060
Consolidated Graphics, Inc.*	100	7,405
Continental Airlines, Inc., Class B*	400	14,556
Con-way, Inc.	200	9,968
Copart, Inc.*	200	5,602
Corp.orate Executive Board Co.	200	15,192
Corrections Corp. of America*	300	15,843
CoStar Group, Inc.*	100	4,468
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Covanta Holding Corp.*	400	8,872
CRA International, Inc.*	100	5,218
Crane Co	200	8,084
CSX Corp.	1,600	64,080
Cubic Corp.	100	2,164
Cummins, Inc.	200	28,944
Curtiss-Wright Corp.	200	7,708
Danaher Corp.	900	64,305
Deere & Co	900	97,776
Deluxe Corp.	200	6,706
Diamond Management & Technology Consultants, Inc.	100	1,169
Dollar Thrifty Automotive Group*	100	5,104
Donaldson Co, Inc.	300	10,830
Dover Corp.	800	39,048
DRS Technologies, Inc.	126	6,573
Dun & Bradstreet Corp.	200	18,240
Eaton Corp.	600	50,136
EDO Corp.	100	2,620
EGL, Inc.*	100	3,963
EMCOR Group, Inc.*	100	5,898
Emerson Electric Co	3,100	133,579
Encore Wire Corp.	100	2,532
Energy Conversion Devices, Inc.*	100	3,494
EnerSys*	200	3,436
Ennis, Inc.	100	2,676
EnPro Industries, Inc.*	100	3,605
Equifax, Inc.	500	18,225
ESCo.Technologies, Inc.*	100	4,482
Esterline Technologies Corp.*	100	4,107
Evergreen Solar, Inc.*	200	1,950
Expeditors International Washington, Inc.	800	33,056
ExpressJet Holdings, Inc.*	200	1,168
Fastenal Co.	500	17,525
Federal Signal Corp.	200	3,104
FedEx Corp.	1,149	123,437
First Solar, Inc.*	100	5,201
Florida East Coast Industries, Inc.	100	6,269
Flowserve Corp.	200	11,438
Fluor Corp.	300	26,916
Forward Air Corp.	100	3,288
Franklin Electric Co, Inc.	100	4,650
Freightcar America, Inc.	100	4,817
Frontier Airlines Holdings, Inc.*	100	600
FTI Consulting, Inc.*	100	3,359
FuelCell Energy, Inc.*	200	1,572
G&K Services, Inc., Class A	100	3,628
Gardner Denver, Inc.*	200	6,970
GATX Corp.	200	9,560
GenCorp., Inc.*	200	2,768
General Cable Corp.*	200	10,686
General Dynamics Corp.	1,500	114,600
General Electric Co.	38,800	1,371,968
Genesee & Wyoming, Inc.*	150	3,992
Genlyte Group, Inc.*	100	7,055
Geo Group, Inc. (The)*	150	6,798
Goodrich Corp.	500	25,740
Graco, Inc.	300	11,748
GrafTech International Ltd.*	300	2,724
Granite Construction, Inc.	100	5,526
Griffon Corp.*	100	2,475
HarsCo.Corp.	400	17,944
Healthcare Services Group	100	2,865
Heartland Express, Inc.	266	4,224
HeiCo.Corp.	100	3,649
Heidrick & Struggles International, Inc.*	100	4,845
Herman Miller, Inc.	200	6,698
Hertz Global Holdings, Inc.*	400	9,480
Hexcel Corp.*	300	5,955
HNI Corp.	200	9,186
Honeywell International, Inc.	3,100	142,786
HUB Group, Inc., Class A*	200	5,798
Hubbell, Inc., Class B	200	9,648
Hudson Highland Group, Inc.*	100	1,559
Huron Consulting Group, Inc.*	100	6,084
IDEX Corp.	200	10,176
IHS, Inc., Class A*	100	4,111
II-VI, Inc.*	100	3,385
IKON Office Solutions, Inc.	400	5,748
Illinois Tool Works, Inc.	1,900	98,040
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Infrasource Services, Inc.*	100	3,053
Insituform Technologies, Inc.*	100	2,079
Interface, Inc., Class A	200	3,198
Interline Brands, Inc.*	100	2,192
ITT Corp.	700	42,224
Jacobs Engineering Group, Inc.*	400	18,660
JB Hunt Transport Services, Inc.	400	10,496
JetBlue Airways Corp.*	550	6,331
John H Harland Co	100	5,123
Joy Global, Inc.	450	19,305
Kadant, Inc.*	100	2,536
Kaman Corp.	100	2,331
Kansas City Southern*	300	10,674
Kaydon Corp.	100	4,256
KBR, Inc.*	200	4,070
Kelly Services, Inc., Class A	100	3,220
Kenexa Corp.*	100	3,113
Kennametal, Inc.	200	13,522
Kforce, Inc.*	100	1,377
Kirby Corp.*	200	6,996
Knight Transportation, Inc.	150	2,673
Knoll, Inc.	100	2,383
Korn/Ferry International*	100	2,294
Lincoln Electric Holdings, Inc.	200	11,912
L-3 Communications Holdings, Inc.	500	43,735
Labor Ready, Inc.*	200	3,798
Ladish Co, Inc.*	100	3,764
Laidlaw International, Inc.	300	10,380
Landstar System, Inc.	200	9,168
LECG Corp.*	100	1,448
Lennox International, Inc.	200	7,140
Lockheed Martin Corp.	1,400	135,828
LSI Industries, Inc.	100	1,674
Manitowoc Co, Inc. (The)	200	12,706
Manpower, Inc.	300	22,131
Masco Corp.	1,500	41,100
Mcgrath RentCorp.	100	3,167
Medis Technologies Ltd.*	100	1,691
Middleby Corp.*	35	4,614
Mine Safety Appliances Co	100	4,206
Mobile Mini, Inc.*	200	5,356
Monster Worldwide, Inc.*	500	23,685
Moog, Inc., Class A*	100	4,165
MSC Industrial Direct Co.	200	9,336
Mueller Industries, Inc.	100	3,010
Mueller Water Products, Inc., Class A	500	6,905
Mueller Water Products, Inc., Class B	330	4,419
NACCO Industries, Inc., Class A	28	3,847
Navigant Consulting, Inc.*	200	3,952
NCI Building Systems, Inc.*	100	4,774
Nordson Corp.	100	4,646
Norfolk Southern Corp.	1,600	80,960
Northrop Grumman Corp.	1,300	96,486
Old Dominion Freight Line*	150	4,322
Orbital Sciences Corp.*	200	3,748
Oshkosh Truck Corp.	300	15,900
Paccar, Inc.	900	66,060
Pacer International, Inc.	100	2,694
Pall Corp.	500	19,000
Parker Hannifin Corp.	500	43,155
Pentair, Inc.	400	12,464
PeopleSupport, Inc.*	100	1,145
Perini Corp.*	100	3,686
PHH Corp.*	200	6,112
Pitney Bowes, Inc.	800	36,312
Plug Power, Inc.*	200	632
Power-One, Inc.*	300	1,716
Precision Castparts Corp.	500	52,025
Quanta Services, Inc.*	400	10,088
Raven Industries, Inc.	100	2,805
Raytheon Co	1,700	89,182
RBC Bearings, Inc.*	100	3,343
Regal-Beloit Corp.	100	4,638
Republic Airways Holdings, Inc.*	100	2,296
Republic Services, Inc.	750	20,865
Resources Connection, Inc.*	200	6,398
Robbins & Myers, Inc.	100	3,729
Robert Half International, Inc.	600	22,206
Rockwell Automation, Inc.	700	41,909
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Rockwell Collins, Inc.	700	46,851
Rollins, Inc.	100	2,301
Roper Industries, Inc.	300	16,464
RR Donnelley & Sons Co	800	29,272
Rush Enterprises, Inc., Class A*	100	1,921
Ryder System, Inc.	200	9,868
Saia, Inc.*	100	2,375
SAIC, Inc.*	300	5,196
School Specialty, Inc.*	100	3,611
Sequa Corp., Class A*	35	4,192
Shaw Group, Inc. (The)*	300	9,381
Simpson Manufacturing Co, Inc.	100	3,084
Skywest, Inc.	200	5,366
Southwest Airlines Co	3,000	44,100
Spherion Corp.*	200	1,764
Spirit Aerosystems Holdings, Inc., Class A*	300	9,555
SPX Corp.	200	14,040
Steelcase, Inc.	200	3,978
Stericycle, Inc.*	200	16,300
Superior Essex, Inc.*	100	3,467
Swift Transportation Co, Inc.*	200	6,232
Taser International, Inc.*	200	1,606
Tecumseh Products Co., Class A*	100	1,007
Teledyne Technologies, Inc.*	100	3,744
Teleflex, Inc.	200	13,614
TeleTech Holdings, Inc.*	100	3,669
Terex Corp.*	400	28,704
Tetra Tech, Inc.*	200	3,812
Textron, Inc.	500	44,900
Thomas & Betts Corp.*	200	9,764
Timken Co	300	9,093
Titan International, Inc.	100	2,533
Toro Co	200	10,248
Tredegar Corp.	100	2,279
Trinity Industries, Inc.	300	12,576
Triumph Group, Inc.	100	5,534
UAL Corp.*	400	15,268
UAP Holding Corp.	200	5,170
Union Pacific Corp.	3,975	403,661
United Industrial Corp./New York	100	5,520
United Parcel Service, Inc., Class B	2,400	168,240
United Rentals, Inc.*	200	5,500
United Stationers, Inc.*	100	5,992
United Technologies Corp.	3,800	247,000
Universal Forest Products, Inc.	100	4,955
URS Corp.*	200	8,518
US Airways Group, Inc.*	200	9,096
USG Corp.*	300	14,004
Valmont Industries, Inc.	100	5,783
Viad Corp.	100	3,860
Vicor Corp.	100	1,002
Wabash National Corp.	100	1,542
Wabtec Corp.	200	6,898
Walter Industries, Inc.	200	4,950
Washington Group International, Inc.*	100	6,642
Waste Connections, Inc.*	300	8,982
Waste Management, Inc.	2,000	68,820
Watsco, Inc.	100	5,107
Watson Wyatt Worldwide, Inc., Class A	200	9,730
Watts Water Technologies, Inc., Class A	100	3,803
Werner Enterprises, Inc.	200	3,634
WESCo.International, Inc.*	200	12,556
Williams Scotsman International, Inc.*	100	1,966
Woodward Governor Co.	100	4,117
WW Grainger, Inc.	300	23,172
YRC Worldwide, Inc.*	200	8,044

		6,761,670

Information Technology (5.3%)
3Com Corp.*	1,300	5,083
Acacia Research — Acacia Technologies*	100	1,582
Actel Corp.*	100	1,652
Activision, Inc.*	1,100	20,834
Acxiom Corp.	300	6,417
Adaptec, Inc.*	400	1,548
ADC Telecommunications, Inc.*	400	6,696
Adobe Systems, Inc.*	2,276	94,909
Adtran, Inc.	200	4,870
Advanced Energy Industries, Inc.*	100	2,104
Advanced Micro Devices, Inc.*	2,100	27,426
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Advent Software, Inc.*	100	3,487
Aeroflex, Inc.*	300	3,945
Affiliated Computer Services, Inc., Class A*	5,575	328,256
Agere Systems, Inc.*	600	13,572
Agile Software Corp.*	200	1,390
Agilent Technologies, Inc.*	1,531	51,579
Agilysys, Inc.	100	2,247
Akamai Technologies, Inc.*	600	29,952
Alcatel-Lucent ADR	29,036	343,206
Alliance Data Systems Corp.*	300	18,486
Altera Corp.*	1,400	27,986
Altiris, Inc.*	100	3,291
AMIS Holdings, Inc.*	200	2,190
Amkor Technology, Inc.*	400	4,992
Amphenol Corp., Class A	400	25,828
Anadigics, Inc.*	300	3,546
Analog Devices, Inc.	1,300	44,837
Andrew Corp.*	500	5,295
Anixter International, Inc.*	100	6,594
Ansys, Inc.*	100	5,077
Apple, Inc.*	3,200	297,312
Applied Materials, Inc.	5,100	93,432
Applied Micro Circuits Corp.*	1,000	3,650
aQuantive, Inc.*	300	8,373
Ariba, Inc.*	200	1,880
Arris Group, Inc.*	300	4,224
Arrow Electronics, Inc.*	400	15,100
Aspen Technology, Inc.*	200	2,600
Atheros Communications, Inc.*	200	4,786
Atmel Corp.*	1,400	7,042
ATMI, Inc.*	100	3,057
Autodesk, Inc.*	900	33,840
Automatic Data Processing, Inc.	2,200	106,480
Avaya, Inc.*	1,600	18,896
Avid Technology, Inc.*	200	6,976
Avnet, Inc.*	500	18,070
Avocent Corp.*	200	5,394
AVX Corp.	200	3,040
Axcelis Technologies, Inc.*	300	2,292
BEA Systems, Inc.*	1,500	17,385
BearingPoint, Inc.*	600	4,596
Benchmark Electronics, Inc.*	250	5,165
BISYS Group, Inc. (The)*	400	4,584
Black Box Corp.	100	3,654
Blackbaud, Inc.	100	2,442
Blackboard, Inc.*	100	3,363
BMC Software, Inc.*	800	24,632
Borland Software Corp.*	300	1,581
Brightpoint, Inc.*	270	3,089
Broadcom Corp., Class A*	1,700	54,519
Brocade Communications Systems, Inc.*	1,600	15,232
Brooks Automation, Inc.*	311	5,334
CA, Inc.	1,600	41,456
Cabot Microelectronics Corp.*	100	3,351
CACI International, Inc., Class A*	100	4,686
Cadence Design Systems, Inc.*	1,100	23,166
C-COR, Inc.*	200	2,772
CDW Corp.	200	12,286
Ceridian Corp.*	500	17,420
Checkfree Corp.*	300	11,127
Checkpoint Systems, Inc.*	100	2,366
Ciber, Inc.*	200	1,574
Ciena Corp.*	271	7,574
Cirrus Logic, Inc.*	300	2,298
Cisco Systems, Inc.*	22,800	582,084
Citrix Systems, Inc.*	700	22,421
CMGI, Inc.*	1,600	3,392
CNET Networks, Inc.*	400	3,484
Cogent, Inc.*	100	1,345
Cognex Corp.	200	4,334
Cognizant Technology Solutions Corp., Class A*	500	44,135
Coherent, Inc.*	100	3,174
Cohu, Inc.	100	1,880
CommScope, Inc.*	200	8,580
Computer Sciences Corp.*	2,900	151,177
Computer Sciences Corp.*	700	36,491
Compuware Corp.*	1,300	12,337
Comtech Telecommunications Corp.*	100	3,873
Concur Technologies, Inc.*	100	1,746
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Conexant Systems, Inc.*	1,600	2,640
Convergys Corp.*	500	12,705
Corning, Inc.*	5,900	134,166
Covansys Corp.*	100	2,468
Credence Systems Corp.*	300	993
Cree, Inc.*	300	4,938
CSG Systems International, Inc.*	200	5,004
CTS Corp.	100	1,382
Cymer, Inc.*	200	8,310
Cypress Semiconductor Corp.*	600	11,130
Daktronics, Inc.	200	5,488
Dell, Inc.*	8,700	201,927
Diebold, Inc.	300	14,313
Digital River, Inc.*	200	11,050
Diodes, Inc.*	100	3,485
Dolby Laboratories, Inc., Class A*	100	3,451
DSP Group, Inc.*	100	1,900
DST Systems, Inc.*	200	15,040
DTS, Inc.*	100	2,423
Dycom Industries, Inc.*	160	4,170
Earthlink, Inc.*	400	2,940
eBay, Inc.*	4,400	145,860
eFunds Corp.*	200	5,332
Electro Scientific Industries, Inc.*	100	1,924
Electronic Arts, Inc.*	1,100	55,396
Electronic Data Systems Corp.	1,900	52,592
Electronics for Imaging*	200	4,690
EMC Corp.*	8,100	112,185
Emulex Corp.*	300	5,487
Entegris, Inc.*	400	4,280
Epicor Software Corp.*	200	2,782
Equinix, Inc.*	100	8,563
Euronet Worldwide, Inc.*	100	2,686
Exar Corp.*	100	1,324
Extreme Networks*	400	1,692
F5 Networks, Inc.*	200	13,336
Factset Research Systems, Inc.	200	12,570
Fair Isaac Corp.	200	7,736
Fairchild Semiconductor International, Inc.*	400	6,688
FEI Co.*	100	3,606
Fidelity National Information Services, Inc.	722	32,822
Finisar Corp.*	700	2,450
First Data Corp.	2,800	75,320
Fiserv, Inc.*	700	37,142
Flir Systems, Inc.*	200	7,134
Formfactor, Inc.*	200	8,950
Foundry Networks, Inc.*	600	8,142
Gartner, Inc.*	200	4,790
Gateway, Inc.*	900	1,971
Genesis Microchip, Inc.*	100	929
Gevity HR, Inc.	100	1,974
Global Cash Access Holdings, Inc.*	100	1,669
Global Imaging Systems, Inc.*	200	3,900
Global Payments, Inc.	300	10,218
Google, Inc., Class A*	769	352,325
Harmonic, Inc.*	300	2,946
Harris Corp.	500	25,475
Hewitt Associates, Inc., Class A*	500	14,615
Hewlett-Packard Co.	10,500	421,470
Hittite Microwave Corp.*	100	4,017
Hutchinson Technology, Inc.*	100	2,335
Hypercom Corp.*	200	1,192
Hyperion Solutions Corp.*	250	12,958
Imation Corp.	100	4,038
Informatica Corp.*	300	4,029
Infospace, Inc.*	100	2,567
infoUSA, Inc.	100	962
Ingram Micro, Inc.*	500	9,655
Insight Enterprises, Inc.*	200	3,596
Integrated Device Technology, Inc.*	660	10,177
Intel Corp.	21,700	415,121
Interdigital Communications Corp.*	200	6,334
Intermec, Inc.*	200	4,468
Internap Network Services Corp.*	200	3,150
International Business Machines Corp.	5,800	546,708
International Rectifier Corp.*	300	11,463
Internet Capital Group, Inc.*	100	1,070
Intersil Corp., Class A	500	13,245
Inter-Tel, Inc.	100	2,364
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

InterVoice, Inc.*	100	664
Interwoven, Inc.*	200	3,380
Intevac, Inc.*	100	2,637
Intuit, Inc.*	1,300	35,568
Ipass, Inc.*	200	1,006
Iron Mountain, Inc.*	600	15,678
Itron, Inc.*	100	6,504
Ixia*	100	930
j2 Global Communications, Inc.*	200	5,544
Jabil Circuit, Inc.	700	14,987
Jack Henry & Associates, Inc.	300	7,215
JDA Software Group, Inc.*	100	1,503
JDS Uniphase Corp.*	712	10,844
Juniper Networks, Inc.*	2,100	41,328
Jupitermedia Corp.*	100	662
Keane, Inc.*	200	2,716
Kemet Corp.*	300	2,295
Kla-Tencor Corp.	800	42,656
Knot, Inc. (The)	100	2,153
Komag, Inc.*	100	3,273
Kopin Corp.*	200	676
Kronos, Inc.*	100	5,350
Kulicke & Soffa Industries, Inc.*	200	1,850
L-1 Identity Solutions, Inc.*	141	2,328
Lam Research Corp.*	500	23,670
Lattice Semiconductor Corp.*	400	2,340
Lawson Software, Inc.*	400	3,236
Lexmark International, Inc., Class A*	400	23,384
Linear Technology Corp.	1,100	34,749
Lionbridge Technologies*	200	1,018
Littelfuse, Inc.*	100	4,060
LoJack Corp.*	100	1,898
Loral Space & Communications, Inc.*	100	5,088
LSI Logic Corp.*	1,300	13,572
LTX Corp.*	200	1,224
Macrovision Corp.*	200	5,010
Magma Design Automation, Inc.*	100	1,196
Manhattan Associates, Inc.*	100	2,743
Mantech International Corp., Class A*	100	3,341
Marchex, Inc., Class B	100	1,532
Mastec, Inc.*	100	1,101
Mastercard, Inc., Class A	200	21,248
Mattson Technology, Inc.*	200	1,820
Maxim Integrated Products, Inc.	1,200	35,280
MAXIMUS, Inc.	100	3,448
McAfee, Inc.*	600	17,448
MEMC Electronic Materials, Inc.*	600	36,348
Mentor Graphics Corp.*	300	4,902
Mercury Computer Systems, Inc.*	100	1,387
Methode Electronics, Inc.	100	1,477
Mettler Toledo International, Inc.*	200	17,914
Micrel, Inc.*	200	2,204
Microchip Technology, Inc.	800	28,424
Micron Technology, Inc.*	2,677	32,338
Micros Systems, Inc.*	200	10,798
Microsemi Corp.*	200	4,162
Microsoft Corp.	41,625	1,160,089
MicroStrategy, Inc.*	48	6,067
Microtune, Inc.*	200	824
Midway Games, Inc.*	100	625
MKS Instruments, Inc.*	100	2,552
Mobility Electronics, Inc.*	100	310
Molex, Inc.	500	14,100
MoneyGram International, Inc.	300	8,328
Motorola, Inc.	9,200	162,564
MPS Group, Inc.*	300	4,245
MTS Systems Corp.	100	3,884
National Instruments Corp.	200	5,246
National Semiconductor Corp.	1,200	28,968
NAVTEQ Corp.*	300	10,350
NCR Corp.*	700	33,439
Neoware, Inc.*	100	1,007
Net 1 UEPS Technologies, Inc.*	200	4,976
Netgear, Inc.*	100	2,853
Netlogic Microsystems, Inc.*	100	2,662
Network Appliance, Inc.*	1,400	51,128
Newport Corp.*	100	1,637
Novatel Wireless, Inc.*	100	1,604
Novell, Inc.*	1,200	8,664
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Novellus Systems, Inc.*	500	16,010
Nuance Communications, Inc.*	500	7,655
Nvidia Corp.*	1,300	37,414
Omnivision Technologies, Inc.*	200	2,592
ON Semiconductor Corp.*	500	4,460
Openwave Systems, Inc.*	300	2,445
Opsware, Inc.*	300	2,175
Oracle Corp.*	26,515	480,717
Packeteer, Inc.*	100	1,242
Palm, Inc.*	300	5,439
Parametric Technology Corp.*	360	6,872
Park Electrochemical Corp.	100	2,712
Paxar Corp.*	100	2,870
Paychex, Inc.	1,300	49,231
PDF Solutions, Inc.*	100	1,129
Perot Systems Corp., Class A*	300	5,361
Photon Dynamics, Inc.*	100	1,261
Photronics, Inc.*	100	1,555
Plantronics, Inc.	200	4,724
Plexus Corp.*	200	3,430
PMC — Sierra, Inc.*	600	4,206
Polycom, Inc.*	300	9,999
Powerwave Technologies, Inc.*	300	1,707
Presstek, Inc.*	100	605
Progress Software Corp.*	100	3,120
QLogic Corp.*	600	10,200
Qualcomm, Inc.	6,300	268,758
Quality Systems, Inc.	100	4,000
Quantum Corp.*	600	1,620
Quest Software, Inc.*	200	3,254
Rackable Systems, Inc.*	100	1,697
Radisys Corp.*	100	1,634
Rambus, Inc.*	300	6,375
RealNetworks, Inc.*	400	3,140
Red Hat, Inc.*	600	13,758
RF Micro Devices, Inc.*	600	3,738
Rofin-Sinar Technologies, Inc.*	100	5,918
Rogers Corp.*	100	4,435
S1 Corp.*	225	1,350
Sabre Holdings Corp., Class A	500	16,375
SafeNet, Inc.*	100	2,830
Salesforce.com, Inc.*	300	12,846
SanDisk Corp.*	800	35,040
Sanmina-SCI Corp.*	1,700	6,154
Sapient Corp.*	300	2,058
SAVVIS, Inc.*	200	9,576
Scansource, Inc.*	200	5,368
Secure Computing Corp.*	100	770
Semtech Corp.*	200	2,696
Sigma Designs, Inc.*	100	2,626
Silicon Image, Inc.*	300	2,448
Silicon Laboratories, Inc.*	200	5,984
Silicon Storage Technology, Inc.*	300	1,479
Sirf Technology Holdings, Inc.*	200	5,552
Skyworks Solutions, Inc.*	500	2,875
Sohu.com, Inc.*	100	2,143
Solectron Corp.*	3,200	10,080
Sonic Solutions, Inc.*	100	1,410
SonicWALL, Inc.*	200	1,672
Sonus Networks, Inc.*	800	6,456
Spansion, Inc., Class A*	200	2,438
SPSS, Inc.*	100	3,610
SRA International, Inc., Class A*	100	2,436
Standard Microsystems Corp.*	100	3,054
Sun Microsystems, Inc.*	12,900	77,529
Supertex, Inc.*	100	3,321
Sybase, Inc.*	300	7,584
Sycamore Networks, Inc.*	600	2,244
SYKES Enterprises, Inc.*	100	1,824
Symantec Corp.*	3,700	64,010
Symmetricom, Inc.*	200	1,660
Synaptics, Inc.*	100	2,558
Synopsys, Inc.*	500	13,115
Take-Two Interactive Software, Inc.*	200	4,028
Talx Corp.	150	4,970
Tech Data Corp.*	200	7,162
Technitrol, Inc.	100	2,619
Tekelec*	200	2,982
Tektronix, Inc.	300	8,448
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Tellabs, Inc.*	1,500	14,850
Teradyne, Inc.*	800	13,232
Tessera Technologies, Inc.*	200	7,948
Texas Instruments, Inc.	5,400	162,540
THQ, Inc.*	250	8,548
TIBCO Software, Inc.*	700	5,964
TNS, Inc.*	100	1,609
Total System Services, Inc.	100	3,185
Transaction Systems Architects, Inc.*	100	3,239
Trident Microsystems, Inc.*	200	4,012
Trimble Navigation Ltd.*	400	10,736
Triquint Semiconductor, Inc.*	500	2,500
TTM Technologies, Inc.*	200	1,908
Tyler Technologies, Inc.*	100	1,270
Ultimate Software Group, Inc.*	100	2,619
Ultratech, Inc.*	100	1,361
Unisys Corp.*	1,100	9,273
United Online, Inc.	200	2,806
Universal Display Corp.*	100	1,509
Utstarcom, Inc.*	300	2,487
Valueclick, Inc.*	300	7,839
Varian Semiconductor Equipment Associates, Inc.*	250	13,345
Veeco Instruments, Inc.*	100	1,950
VeriFone Holdings, Inc.*	200	7,346
VeriSign, Inc.*	900	22,608
Viasat, Inc.*	100	3,297
Vignette Corp.*	100	1,857
Vishay Intertechnology, Inc.*	800	11,184
WebEx Communications, Inc.*	200	11,372
webMethods, Inc.*	200	1,438
Websense, Inc.*	200	4,598
Western Digital Corp.*	900	15,129
Western Union Co. (The)	2,800	61,460
Wind River Systems, Inc.*	200	1,988
Witness Systems, Inc.*	100	2,695
Wright Express Corp.*	100	3,033
Xerox Corp.*	3,600	60,804
Xilinx, Inc.	1,200	30,876
Yahoo!, Inc.*	5,200	162,708
Zebra Technologies Corp.*	300	11,583
Zoran Corp.*	200	3,404

		9,982,946

Materials (1.1%)
Air Products & Chemicals, Inc.	900	66,501
Airgas, Inc.	300	12,645
AK Steel Holding Corp.*	400	9,356
Albemarle Corp.	400	16,536
Alcoa, Inc.	3,200	108,480
Allegheny Technologies, Inc.	400	42,676
AMCOL International Corp.	100	2,965
Aptargroup, Inc.	100	6,693
Arch Chemicals, Inc.	100	3,122
Ashland, Inc.	200	13,120
Ball Corp.	400	18,340
Bemis Co., Inc.	400	13,356
Bowater, Inc.	200	4,764
Brush Engineered Materials, Inc.*	100	4,847
Cabot Corp.	200	9,546
Caraustar Industries, Inc.*	100	627
Carpenter Technology Corp.	100	12,076
Celanese Corp., Class A	300	9,252
Century Aluminum Co.*	100	4,688
CF Industries Holdings, Inc.	200	7,710
Chaparral Steel Co.	200	11,634
Chemtura Corp.	800	8,744
Chesapeake Corp.	100	1,510
Cleveland-Cliffs, Inc.	200	12,802
Coeur d’Alene Mines Corp.*	800	3,288
Commercial Metals Co.	400	12,540
Compass Minerals International, Inc.	100	3,340
Crown Holdings, Inc.*	700	17,122
Cytec Industries, Inc.	200	11,248
Deltic Timber Corp.	100	4,796
Domtar Corp.*	2,228	20,743
Dow Chemical Co. (The)	3,600	165,096
Eagle Materials, Inc.	200	8,926
Eastman Chemical Co.	300	18,999
Ecolab, Inc.	700	30,100
EI Du Pont de Nemours & Co	3,400	168,062
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Ferro Corp.	100	2,161
Florida Rock Industries, Inc.	200	13,458
FMC Corp.	200	15,086
Freeport-McMoRan Copper & Gold, Inc.	1,236	81,811
Georgia Gulf Corp.	100	1,621
Gibraltar Industries, Inc.	100	2,262
Glatfelter	200	2,982
Greif, Inc., Class A	100	11,111
HB Fuller Co.	200	5,454
Headwaters, Inc.*	100	2,185
Hecla Mining Co.*	400	3,624
Hercules, Inc.*	400	7,816
Huntsman Corp.	300	5,727
Innospec, Inc.	100	5,764
International Flavors & Fragrances, Inc.	300	14,166
International Paper Co.	1,700	61,880
Louisiana-Pacific Corp.	400	8,024
Lubrizol Corp.	300	15,459
Lyondell Chemical Co.	800	23,976
MacDermid, Inc.	100	3,487
Martin Marietta Materials, Inc.	200	27,040
MeadWestvaco Corp.	700	21,588
Metal Management, Inc.	100	4,620
Minerals Technologies, Inc.	100	6,216
Monsanto Co.	2,000	109,920
Mosaic Co. (The)*	600	15,996
Myers Industries, Inc.	100	1,868
NalCo.Holding Co.	400	9,560
Neenah Paper, Inc.	100	3,974
NewMarket Corp.	100	4,067
Newmont Mining Corp.	1,600	67,184
Nucor Corp.	1,200	78,156
Olin Corp.	200	3,388
OM Group, Inc.*	100	4,468
Owens-Illinois, Inc.*	500	12,885
Packaging Corp. of America	300	7,320
Pactiv Corp.*	500	16,870
PolyOne Corp.*	300	1,830
PPG Industries, Inc.	600	42,186
Praxair, Inc.	1,200	75,552
Quanex Corp.	150	6,353
Reliance Steel & Aluminum Co.	200	9,680
Rock-Tenn Co., Class A	100	3,320
Rockwood Holdings, Inc.*	100	2,768
Rohm & Haas Co.	600	31,032
Royal Gold, Inc.	100	3,010
RPM International, Inc.	400	9,240
RTI International Metals, Inc.*	100	9,101
Ryerson, Inc.	100	3,962
Schnitzer Steel Industries, Inc.	100	4,017
Schulman A, Inc.	70	1,649
Schweitzer-Mauduit International, Inc.	100	2,485
Scotts Miracle-Gro Co., (The) Class A	206	9,070
Sealed Air Corp.	600	18,960
Sensient Technologies Corp.	200	5,156
Sigma-Aldrich Corp.	600	24,912
Silgan Holdings, Inc.	100	5,111
Smurfit-Stone Container Corp.*	800	9,008
SonoCo.Products Co.	400	15,032
Southern Copper Corp.	70	5,016
Spartech Corp.	100	2,934
Steel Dynamics, Inc.	400	17,280
Stillwater Mining Co.*	100	1,269
Symyx Technologies*	100	1,772
Temple-Inland, Inc.	400	23,896
Terra Industries, Inc.*	300	5,250
Texas Industries, Inc.	100	7,553
Titanium Metals Corp.*	300	10,764
Tronox, Inc., Class B	80	1,118
United States Steel Corp.	500	49,585
Valspar Corp.	400	11,132
Vulcan Materials Co.	400	46,592
Wausau Paper Corp.	100	1,436
Weyerhaeuser Co.	800	59,792
Worthington Industries, Inc.	200	4,116
WR Grace & Co.*	200	5,284
Zoltek Cos, Inc.*	100	3,493

		2,101,140

The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Telecommunication Services (1.1%)
Alaska Communications Systems Group, Inc.	100	1,475
Alltel Corp.	1,300	80,600
American Tower Corp., Class A*	1,600	62,320
AT&T, Inc.	23,471	925,462
Cbeyond, Inc.*	100	2,933
Centennial Communications Corp.*	100	823
CenturyTel, Inc.	400	18,076
Cincinnati Bell, Inc.*	800	3,760
Citizens Communications Co.	1,476	22,066
Covad Communications Group, Inc.*	1,000	1,270
Crown Castle International Corp.*	937	30,106
CT Communications, Inc.	100	2,410
Dobson Communications Corp.*	400	3,436
Embarq Corp.	580	32,683
Fairpoint Communications, Inc.	100	1,921
FiberTower Corp.*	200	1,038
General Communication, Inc., Class A*	200	2,800
Golden Telecom, Inc.	100	5,538
IDT Corp., Class B	200	2,270
Iowa Telecommunications Services, Inc.	100	2,000
iPCS, Inc.*	100	4,899
Leap Wireless International, Inc.*	200	13,196
Level 3 Communications, Inc.*	5,568	33,965
NeuStar, Inc., Class A*	200	5,688
NII Holdings, Inc.*	600	44,508
North Pittsburgh Systems, Inc.	100	2,177
PAETEC Holding Corp.*	300	3,144
Premiere Global Services, Inc.*	200	2,244
Qwest Communications International, Inc.*	5,800	52,142
SBA Communications Corp., Class A*	400	11,820
Sprint Nextel Corp.	10,900	206,664
SureWest Communications	100	2,487
Syniverse Holdings, Inc.*	100	1,054
Telephone & Data Systems, Inc.	400	23,848
Time Warner Telecom, Inc., Class A*	600	12,462
US Cellular Corp.*	100	7,345
USA Mobility, Inc.	100	1,993
Verizon Communications, Inc.	10,916	413,935
Windstream Corp.	1,547	22,725
Wireless Facilities, Inc.*	200	259

		2,069,542

Utilities (1.5%)
AES Corp. (The)*	2,500	53,800
AGL Resources, Inc.	300	12,816
Allegheny Energy, Inc.*	600	29,484
Allete, Inc.	100	4,662
Alliant Energy Corp.	400	17,928
Ameren Corp.	800	40,240
American Electric Power Co.B2234, Inc.	1,500	73,125
American States Water Co.	100	3,687
Aqua America, Inc.	400	8,980
Aquila, Inc.*	1,500	6,270
Atmos Energy Corp.	300	9,384
Avista Corp.	200	4,846
Black Hills Corp.	100	3,677
California Water Service Group	100	3,832
Centerpoint Energy, Inc.	1,200	21,528
CH Energy Group, Inc.	100	4,869
CleCo.Corp.	200	5,166
CMS Energy Corp.	900	16,020
Consolidated Edison, Inc.	900	45,954
Constellation Energy Group, Inc.	700	60,865
Dominion Resources, Inc.	1,300	115,401
DPL, Inc.	400	12,436
DTE Energy Co	700	33,530
Duke Energy Corp.	4,692	95,201
Duquesne Light Holdings, Inc.	300	5,937
Dynegy, Inc., Class A*	1,300	12,038
Edison International	1,200	58,956
El Paso Electric Co.*	200	5,270
Empire District Electric Co. (The)	100	2,479
Energen Corp.	300	15,267
Energy East Corp.	500	12,180
Entergy Corp.	800	83,936
Equitable Resources, Inc.	500	24,160
Exelon Corp.	2,500	171,775
FirstEnergy Corp.	1,200	79,488
FPL Group, Inc.	1,500	91,755
Great Plains Energy, Inc.	300	9,735
The accompanying notes are an intergral part of the financial statements.

		Market
	Shares	Value

Hawaiian Electric Industries, Inc.	300	7,797
IdaCorp., Inc.	200	6,768
Integrys Energy Group, Inc.	365	20,261
ITC Holdings Corp.	100	4,329
KeySpan Corp.	700	28,805
Laclede Group, Inc. (The)	100	3,108
MDU Resources Group, Inc.	600	17,244
MGE Energy, Inc.	100	3,546
Mirant Corp.*	943	38,154
National Fuel Gas Co	300	12,978
New Jersey Resources Corp.	100	5,005
Nicor, Inc.	200	9,684
NiSource, Inc.	1,000	24,440
Northeast Utilities	600	19,662
Northwest Natural Gas Co.	100	4,567
NorthWestern Corp.	100	3,543
NRG Energy, Inc.*	539	38,830
NSTAR	400	14,048
OGE Energy Corp.	300	11,640
Oneok, Inc.	400	18,000
Otter Tail Corp.	100	3,424
PepCo.Holdings, Inc.	700	20,314
PG&E Corp.	1,300	62,751
Piedmont Natural Gas Co.	300	7,914
Pinnacle West Capital Corp.	400	19,300
PNM Resources, Inc.	300	9,690
Portland General Electric Co.	100	2,920
PPL Corp.	1,400	57,260
Progress Energy, Inc.	1,000	50,440
Public Service Enterprise Group, Inc.	1,000	83,040
Puget Energy, Inc.	400	10,272
Questar Corp.	300	26,763
Reliant Energy, Inc.*	1,200	24,384
SCANA Corp.	400	17,268
Sempra Energy	4,400	268,444
Sierra Pacific Resources*	900	15,642
SJW Corp.	100	4,048
South Jersey Industries, Inc.	100	3,805
Southern Co.	2,800	102,620
Southern Union Co	400	12,156
Southwest Gas Corp.	100	3,887
TECo.Energy, Inc.	700	12,047
TXU Corp.	1,700	108,970
UGI Corp.	400	10,684
UIL Holdings Corp.	166	5,760
Unisource Energy Corp.	100	3,755
Vectren Corp.	300	8,580
Westar Energy, Inc.	300	8,256
WGL Holdings, Inc.	200	6,396
Wisconsin Energy Corp.	4,175	202,571
Xcel Energy, Inc.	1,500	37,035

		2,759,482

Total Common Stocks (Active & Passive Domestic Equities) (Cost—$58,282,249)		67,680,735

Investment Companies (Active International & Passive Domestic Equities) (9.4%)
Longleaf Partners International Fund	444,576	8,882,627
Oakmark International Fund	329,125	8,787,628

Total Investment Companies (Active International & Passive Domestic Equities) (Cost—$15,290,195)		17,670,255

Partnerships (Active Domestic & International Equities) (14.4%) **
Partnership (Active Domestic Equity)
ValueAct Capital Partners II, L.P.	7,300,000	9,583,000
Partnership (Active International Equity)
Liberty Square Strategic Partners IV (Asia), L.P.	5,000,000	5,586,000
Walter Scott International Fund LLC	9,066,882	11,892,000

Total Partnerships (Active Domestic & International Equities) (Cost—$21,400,000)		27,061,000

TOTAL EQUITY INVESTMENTS (Cost—$94,972,444)		112,411,990

ALTERNATIVE ASSETS (26.0%) **
Hedge Funds
Canyon Value Realization Fund, L.P.		10,754,000
FFIP, L.P.		9,313,000
Lansdowne European Strategic Equity Fund, L.P.		4,213,000
Perry Partners, L.P.		10,149,000
Royal Capital Value Fund, L.P.		4,166,000
Taconic Opportunity Fund, L.P.		5,734,000
Tiedemann Global Emerging Markets QP, L.P.		4,475,000

TOTAL ALTERNATIVE ASSETS (Cost—$41,750,000)		48,804,000

The accompanying notes are an intergral part of the financial statements.

FIXED INCOME INVESTMENTS (11.7%)

	Principal
	Amount
Asset Backed Securities (1.0%)
American Express Credit Account Master Trust, Series 06-A, Class A, 5.31%, due 08/15/11 B2355(f)	$300,000	300,050
Capital Auto Receivables Asset Trust, Series 06-1, Class A2B, 5.35%, due 09/15/08 (f)	41,336	41,337
Capital One Auto Finance Trust, Series 06-A, Class A4, 5.33%, due 12/15/12 (f)	290,000	290,126
Countrywide Home Equity Loan Trust, Series 06-1, Class 2A, 5.46%, due 01/15/37 (f)	234,150	234,044
Discover Card Master Trust I, Series 06-2, Class A1, 5.32%, due 01/17/12 (f)	350,000	350,074
EMC Mortgage Loan Trust, Series 05-B, Class A1, 5.79%, due 04/25/42 (c)(f)	115,194	115,194
GE Dealer Floorplan Master Note Trust, Series 04-2, Class A, 5.40%, due 07/20/09 (f)	200,000	200,061
Massachusetts RRB Special Purpose Trust, Series 05-1, Class A4, 4.40%, due 03/15/15	100,000	96,944
Residential Asset Securities Co., Series 05-KS1, Class A2, 5.51%, due 05/25/34 (f)	72,363	72,510
SLM Student Loan Trust, Series 04-B, Class A1, 5.40%, due 06/15/18 (f)	163,079	163,188

		1,863,528

Collateralized Mortgage Obligations (2.1%)
Arran Residential Mortgages Funding PLC, Series 06-1A, Class A1B, 5.34%, due 04/12/36 (c)(f)	141,371	141,362
Banc of America Commercial Mortgage, Inc., Series 05-3, Class A2, 4.50%, due 07/10/43 (f)	210,000	206,162
Banc of America Large Loan, Series 4505-ESHA, Class A1, 5.49%, due 07/14/20 (c)(f)	150,000	150,065
Bear Stearns Commercial Mortgage Securities, Series 6-4 1A1, Class 1A1, 5.95% due 10/25/36 (f)	139,126	140,136
Countrywide Alternative Loan Trust, Series 07- HY3, Class 3A1, 5.62% due 03/25/47 (f)	187,192	186,537
Countrywide Home Loan Mortgage Pass Through Trust, Series 04-12, Class 16A1, 6.83%, due 08/25/34 (f)	107,924	109,161
Credit Suisse Mortgage Capital Certificates, Series 06-C4, Class A3, 5.467%, due 09/15/39	170,000	170,956
Granite Master Issuer plc, Series 07-1, Class 2A1, 5.42%, due 12/20/54 (f)	150,000	150,000
GS Mortgage Securities Co. II, Series 05-GG4, Class A2, 4.48%, due 07/10/39	150,000	147,318
GS Mortgage Securities Co. II, Series 06-GG6, Class A2, 5.51%, due 04/10/38 (f)	184,000	186,287
GS Mortgage Securities Co. II, Series 05-GG4, Class A4a, 4.75%, due 07/10/39	240,000	231,530
JP Morgan Chase Commercial Mortgage Securities Co., Series 06-LDP, Class A4, 5.88%, due 04/15/45 (f)	240,000	250,002
Merrill Lynch Mortgage Trust, Series 05-CKI1, Class A6, 5.24%, due 11/12/37 (f)	230,000	229,590
Morgan Stanley Capital I, Series 05-XLF, Class A2, 5.48%, due 08/15/19 (c)(f)	90,571	90,578
Morgan Stanley, Series 04-11AR, Class 2A, 5.16%, due 01/25/35 (f)	129,547	131,431
Puma Finance, Ltd., Series S1, Class A, 5.56%, due 08/09/35 (c)(f)	221,160	221,512
RMAC Securities No 1, PLC, Series 06-NS4A, Class A1B, 5.41%, 06/12/25 (c)(f)	317,893	317,178
Structured Asset Mortgage Investments, Inc., Series 006-AR6 , Class 2A2, 5.55%, due 07/25/36 (f)	159,892	160,328
Structured Asset Mortgage Investments, Inc., Series 05-AR2, Class 3A1, 7.29%, due 05/25/45 (f)	92,923	94,003
Wachovia Bank Commercial Mortgage Trust, Series 05-C16, Class A2, 4.38%, due 10/15/41	160,000	156,997
Washington Mutual, Inc., Series WAMU06-AR19, Class 1A, 5.67% due 01/25/47(f)	178,560	178,281
Washington Mutual, Inc., Series WAMU-06-AR10, Class 1A2, 5.96% due 09/25/36 (f)	143,949	144,489
Washington Mutual, Inc., Series WAMU-06-AR12, Class 1A1, 6.08% due 10/25/36 (f)	173,071	173,366

		3,967,269

Corporate Bonds (1.8%)
Consumer Discretionary (0.2%)
British Sky Broadcasting Group PLC, 8.20%, due 07/15/09	33,000	35,089
Viacom, Inc., 7.88%, due 07/30/30	37,000	39,884
COX Communications, Inc., 5.45%, due 12/15/14	50,000	49,392
DaimlerChrysler NA Holding Co., 4.88%, due 06/15/10	27,000	27,430
DaimlerChrysler NA Holding Co., 5.75%, due 09/08/11	40,000	39,594
Federated Retail Holdings, Inc., 5.35%, due 03/15/12	29,000	28,924
Fortune Brands Inc., 5.88%, due 01/15/36	20,000	17,858
Home Depot Inc., 5.25%, due 12/16/13	37,000	36,744
Time Warner, Inc., 6.50%, due 11/15/36	26,000	25,926

		300,841

Consumer Staples (0.1%)
Costco Wholesale Corp., 5.50%, due 03/15/17	65,000	65,140
CVS Corp., 5.75%, due 08/15/11	65,000	66,198
Kellogg Co., 6.60%, due 04/01/11	27,000	28,376
Safeway, Inc., 7.25%, due 02/01/31	51,000	54,183

		213,897

Energy (0.1%)
Anadarko Finance Co., 7.50%, due 05/01/31	16,000	17,662
Anadarko Finance Co., 6.75%, due 05/01/11	35,000	36,758
Kinder Morgan Energy Partners LP., 7.30%, due 08/15/33	25,000	27,005
Valero Energy Corp., 6.875%, due 04/15/12	35,000	37,271

		118,696

Financials (0.7%)
Bank of America Co., 4.25%, due 10/01/10	16,000	15,610
Bank of America Co., 3.87%, due 01/15/08	40,000	39,555
Bear Stearns Cos, Inc., 5.35%, due 02/01/12	94,000	94,184
Boston Properties LP, 6.25%, due 01/15/13	18,000	18,895
CIT Group Funding Co. of Canada, 4.65%, due 07/01/10	80,000	78,743
Citigroup, Inc., 4.63%, due 08/03/10	20,000	19,779
Citigroup, Inc., 5.13%, due 02/14/11	132,000	132,197
Citigroup, Inc., 5.50%, due 02/15/17	75,000	74,609
Credit Suisse USA, Inc., 6.13%, due 11/15/11	50,000	51,873
The accompanying notes are an intergral part of the financial statements.

	Principal
	Amount
Depfa ACS Bank, 5.13%, due 03/16/37(c)	126,000	119,966
Goldman Sachs Group, Inc., 6.35%, due 02/15/34	19,000	18,769
Hartford Financial Services Group, Inc., 5.38%, due 03/15/17	34,000	33,590
HBOS Treasury Services PLC, 5.25%, due 02/21/17	161,000	162,224
International Lease Finance Co., 5.13%, due 11/01/10	70,000	69,958
JPMorgan Chase Capital XV, 5.88%, due 03/15/35	28,000	26,723
JPMorgan Chase & Co., 3.63%, due 05/01/08	30,000	29,505
JPMorgan Chase & Co., 5.60%, due 06/01/11	50,000	50,844
Merrill Lynch & Co., Inc., 5.45%, due 07/15/14	56,000	56,064
Merrill Lynch & Co., Inc., 6.00%, due 02/17/09	50,000	50,746
Morgan Stanley, 3.63%, due 04/01/08	50,000	49,203
National Rural Utilities Cooperative Finance Corp., 4.75%, due 03/01/14	48,000	46,487
Residential Capital LLC, 6.38%, due 06/30/10	74,000	73,980
SLM Co., 4.00%, due 01/15/09	80,000	78,539
SLM Co., 5.45%, due 04/25/11	18,000	18,217

		1,410,260

Health Care (0.2%)
Aetna, Inc., 5.75%, due 06/15/11	45,000	45,940
Eli Lilly & Co, 5.20%, due 03/15/07	40,000	39,322
Hospira, Inc., 5.83%, due 03/30/10 (f)	43,000	43,094
McKesson Corp, 5.25%, due 03/01/13	37,000	36,887
UnitedHealth Group, Inc., 5.38%, due 03/15/16	28,000	27,793
WellPoint, Inc., 5.85%, due 01/15/36	40,000	38,647
Wyeth, 4.38%, due 03/01/08	22,000	21,792
Wyeth, 5.50%, due 03/15/13	64,000	64,546

		318,021

Industrials (0.1%)
Caterpillar, Inc, 6.05%, due 08/15/36	60,000	61,244
Kowloon Canton Railway Co., 8.00%, due 03/15/10	20,000	21,626
Lockheed Martin Corp., 6.15%, due 09/01/36	60,000	62,250
RR Donnelley & Sons Co., 5.63%, due 01/15/12	74,000	74,561
Union Pacific Corp., 6.65%, due 01/15/11	27,000	28,227

		247,908

Information Technology (0.1%)
Cisco Systems, Inc., 5.25%, due 02/22/11	50,000	50,244
Intuit, Inc., 5.40%, due 03/15/12	22,000	21,933
Oracle Corp. and Ozark Holding, Inc., 5.00%, due 01/15/11	50,000	49,816

		121,993

Materials (0.1%)
BHP Billiton Finance USA Ltd., 5.25%, due 12/15/15	37,000	36,598
Vale Overseas Ltd., 6.88%, due 11/21/36	26,000	26,850
Weyerhaeuser Co., 6.75%, due 03/15/12	50,000	52,521
Weyerhaeuser Co., 7.38%, due 03/15/32	25,000	26,189

		142,158

Telecommunication Services (0.1%)
AT&T Wireless, 8.75%, due 03/01/31	50,000	64,497
Nextel Communications, Inc., 6.88%, due 10/31/13	27,000	27,660
Telecom Italia Capital SA., 4.88%, due 10/01/10	70,000	68,901
Telefonica Europe BV, 7.75%, due 09/15/10	50,000	53,878
Verizon Global Funding Corp., 7.75%, due 12/01/30	31,000	35,932

		250,868

Utilities (0.1%)
American Electric Power Co., Inc., 5.38%, due 03/15/10	27,000	27,212
Dominion Resources, Inc., Series 06-2, Class A4, 8.13%, due 06/15/10	40,000	43,568
Exelon Corp., 4.90%, due 06/15/15	39,000	36,442
KeySpan Co., Series 06-2, Class A4, 7.63%, due 11/15/10	20,000	21,589
MidAmerican Energy Holdings Co., 6.13%, due 04/01/36	36,000	35,922
Pacific Gas & Electric Co., 6.05%, due 03/01/34	36,000	36,088

		200,821

Foreign Government Securities (0.2%)
Mexico Government International Bond, 6.75%, due 9/27/34	170,000	185,385
South Africa Government International Bond, 6.50%, due 6/02/14	175,000	186,375

		371,760

Municipal Bonds (0.1%)
California (0.1%)
County of Marin, GO, 4.79%, due 8/1/15 MBIA Insured	200,000	194,502

U.S. Government Securities (4.5%)
Federal Home Loan Mortgage Corp. (0.4%)
2.63%, due 7/15/08	40,000	38,857
5.00%, due 2/16/17	158,000	157,681
5.38%, due 12/1/10	96,000	95,944
5.75%, due 01/15/12	368,000	381,997

		674,479

Federal National Mortgage Assn. (3.7%)
5.00%, due 9/1/33	544,487	527,445
5.00%, due 04/25/21 TBA (d) (g)	670,000	660,578
5.00%, due 04/25/36 TBA (d) (g)	590,000	569,903
5.50%, due 4/25/37 TBA (d) (g)	1,340,000	1,325,763
The accompanying notes are an intergral part of the financial statements.

	Principal
	Amount
5.50%, due 05/25/36 TBA (d) (g)	50,000	49,453
5.50%, due 04/25/22 TBA (d) (g)	470,000	471,028
5.50%, due 5/1/34	113,160	112,233
5.50%, due 4/1/34	406,557	403,231
5.55%, due 2/16/2017	370,000	371,405
5.88%, due 12/1/36 (f)	175,899	177,628
5.90%, due 12/1/36 (f)	195,158	197,148
6.00%, due 04/25/37 TBA (d) (g)	1,560,000	1,571,213
6.00%, due 05/25/36 TBA (d) (g)	50,000	50,344
7.25%, due 1/15/2010	658,000	699,257

		7,186,629

Government National Mortgage Assn. (0.4%)
5.50%, due 4/15/37 TBA (d) (g)	680,000	675,272

U.S. Treasury Securities (2.0%)
U.S. Treasury Bonds (0.2%)
4.50%, due 02/15/36	24,000	22,627
4.75%, due 02/15/37	66,000	64,969
6.13%, due 11/15/27 (e)	140,000	161,634
6.25%, due 08/15/23	49,000	56,254

		305,484

U.S. Treasury Notes (1.8%)
3.13%, due 10/15/08 (e)	487,000	475,567
3.88%, due 09/15/10 (e)	1,244,000	1,218,294
4.00%, due 02/15/15 (e)	903,000	865,681
4.63%, due 11/15/16 (e)	818,000	815,603

		3,375,145

TOTAL FIXED INCOME INVESTMENTS (Cost—$21,931,093)		21,939,531

SHORT-TERM INVESTMENTS (5.0%)
Commercial Paper (0.1%)
JPMorgan Chase & Co., 4.87%, due 04/02/07	116,568	116,568

Discount Notes (3.6%)
Federal Farm Credit Bank
5.15%, due 04/17/07 (a)	675,000	673,364
5.15%, due 04/10/07 (a)	890,000	888,730

		1,562,094

Federal Home Loan Bank
5.17%, due 04/25/07 (a)	1,640,000	1,634,129

Federal Home Loan Mortgage Corp.
5.17%, due 04/16/07 (a)	348,000	347,203
5.14%, due 04/18/07 (a)	1,300,000	1,296,666

		1,643,869

Federal National Mortgage Assn.
5.13%, due 04/11/07 (a)	1,655,000	1,652,410

U.S. Government Securities (0.0%)
Tennessee Valley Authority
5.18%, due 04/26/07 (a)	260,000	259,030

U.S. Treasury Securities (1.3%)
U.S. Treasury Bills
5.07%, due 04/12/07 (e)
4.81%, due 06/07/07 (b)	160,000	159,730
4.81%, due 06/14/07 (e)	401,000	397,393
	1,900,000	1,881,160

TOTAL SHORT-TERM INVESTMENTS (Cost—$9,306,906)		2,438,283

		9,306,383

TOTAL INVESTMENTS (102.6%) (Cost—$167,960,443) (h)
Other Liabilities in Excess of Assets — (2.6%)		192,461,904

NET ASSETS (100.0%)		(4,831,149)

		$187,630,755

Notes to Schedule of Investments:

*	Non-income producing security.

**	Securities were valued at fair value — At March 31, 2007, the Fund held $75,865,000 of fair valued securities, representing 40.4% of net assets.

(a)	Zero coupon security — rate disclosed is yield as of March 31, 2007.

(b)	All or a portion of the security was pledged to cover margin requirements for futures contracts.

(c)	Security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

(d)	Dollar roll transaction. See Note 9 to the Financial Statements.

(e)	All or a portion of the security has been segregated to meet the Fund’s obligation for delayed delivery securities.

(f)	Variable or floating rate security. Rate disclosed is as of March 31, 2007.

(g)	Security is subject to delayed delivery. See Note 8 to the Financial Statements.
The accompanying notes are an intergral part of the financial statements.

(h) Estimated tax basis approximates book cost. See Note H to the Financial Statements.

ADR — American Depositary Receipt.

GO — General Obligation.

REIT — Real Estate Investment Trust.

TBA — To be announced.
The accompanying notes are an intergral part of the financial statements.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Offit Hall Capital Management LLC
PROXY VOTING POLICIES AND PROCEDURES
Background
          Offit Hall (the “Adviser”) typically provides independent advice to individuals, families, and institutions regarding investment strategy, asset allocation and selection of investment managers. In addition, the Adviser manages a number of funds of funds (for instance, hedge funds and private equity) for advisory and other clients.
          The Adviser generally does not vote proxies on behalf of its clients. However, when the Adviser has the responsibility to vote proxies, it will do so in accordance with the following policies and procedures, which are designed to ensure that proxies are voted on in the best interest of clients.
Definitions
          “Best interest of clients” — Clients’ best economic interests over the long term.
          “Material conflict of interest” — Circumstances when the Adviser knowingly does business with a proxy issuer or an entity, under common control with such an issuer, which creates an actual or apparent material conflict between the interests of the Adviser and the interests of one or more clients in how proxies of that issuer are voted.
General Voting Policies
          Client’s Best Interest. These policies and procedures are designed in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best interests of clients, promoting good corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of shareholders.
          Case-by-Case Basis. These policies and procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the client’s best interests, the contractual obligations under the advisory agreement or comparable document, as applicable, and all other relevant facts and circumstances at the time of the vote. The Adviser may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. The Adviser may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds such that they are in accordance with clients’ best interests.
          Individualized. These policies and procedures are tailored to suit the Adviser’s advisory business and the types of securities portfolios the Adviser manages for its clients. To the extent that clients (e.g., family offices, investment companies, corporations, pension plans) have adopted their own procedures, the Adviser may vote the same securities differently depending upon clients’ directions.
          Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between the Adviser and its respective client(s) is identified, the Adviser will choose among the procedures set forth in Section VI below, to resolve such conflict.
          Limitations. The circumstances under which the Adviser may take a limited role in voting proxies, include the following:
          Limited Value. The Adviser may refrain from voting a client’s proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.
          Unjustifiable Costs. The Adviser may refrain from voting a client’s proxy for cost reasons (e.g., non-U.S. securities).

          Special Considerations. The Adviser’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that the Adviser vote its proxy in a manner inconsistent with these policies and procedures, the Adviser may follow the client’s direction or may request that the client vote the proxy directly.
          Sources of Information. The Adviser may conduct research internally and/or use the resources of an independent research consultant or independent service provider. The Adviser may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.
Specific Voting Policies
          The following represent general guidelines by the Adviser or any independent service provider for voting proxies in specific situations either by the Adviser or an independent service provider on its behalf.
          General Philosophy.
•	Support existing management on votes on the financial statements of a company and the election of the Board of Directors, unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of the results; and

•	Support routine issues such as the appointment of independent auditors.
          Anti-takeover Measures. The Adviser may vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.
          Proxy Contests for Control. The Adviser may vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.
          Contested Elections. The Adviser may vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Adviser also considers the independence of board and key committee members and the corporate governance practices of the company.
          Executive compensation proposals. The Adviser may consider such proposals on a case-by-case basis taking into consideration such factors as the performance of the company and its executives and comparability of compensation with respect to other executives in the company or in the company’s industry.
          Shareholder Proposals. The Adviser may consider such proposals on a case-by-case basis. The Adviser generally supports those proposals, which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which are likely to result in significant cost being incurred with little or no benefit to the company or its shareholders.
          Director Nominees. The Adviser may evaluate director nominees on a case-by-case basis, considering such factors as record and reputation, expertise, time commitment, corporate governance, and pursuit of shareholder value.
Availability of Policies and Procedures/Disclosure of Proxy Voting Record
          For accounts for which the Adviser has voting responsibility, the Adviser will, upon a client’s request, provide a record of how the client’s shares were voted and a current copy of these proxy voting policies and procedures. The previous year’s proxy voting records will be furnished unless the client requests otherwise. Clients will direct their requests as follows:

In writing:	Offit Hall Capital Management LLC
One Maritime Plaza, Fifth Floor
San Francisco, CA 94111
Attn: Ms. Molly McMahon
By e-mail to: mmcmahon@offithall.com
Conflict of Interest
          If the Adviser determines there is, or may be, a material conflict between the Adviser’s interests and those of the client, for whose account the Adviser has proxy voting responsibility, the Adviser may choose among the following options to deal with the conflict: (1) vote in accordance with the recommendations of an independent service provider that the Adviser may use to assist it in voting proxies; (2) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Adviser’s clients; (3) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (4) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (5) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.
Unaffiliated Investment Funds
          The Adviser may serve as the investment adviser to otherwise unaffiliated investment funds (“Funds”), which may delegate proxy voting responsibility to the Adviser. Where such a Fund uses sub-advisers to manage all or portions of the Fund’s portfolio, the Adviser generally delegates proxy voting responsibility for the appropriate portion of the Fund’s portfolio to these sub-advisers. In such cases, the Adviser generally has oversight responsibilities to provide assurances that sub-advisers have reasonably designed proxy voting policies and procedures and to monitor each such sub-adviser’s compliance with these policies and procedures.
Recordingkeeping
          The Adviser maintains records of proxy voting pursuant to Section 204-2 of the Advisers Act.

Pzena Investment Management, LLC
Amended and Restated
Proxy Voting Policies and Procedures
Effective July 1, 2003
and
Further amended March 15, 2004 and August 1, 2004
I. Requirements Described.
          A. Investment Advisers Act Requirements. Although the Investment Advisers Act of 1940, as amended (the “Advisers Act”), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser’s fiduciary duty extends to voting (as well as trading) and requires that, if the adviser has the obligation to vote shares beneficially owned by its clients, the adviser vote in the best interest of clients. In addition, Rule 206(4)-6 of the Advisers Act requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about those policies and procedures, to disclose to clients how they may obtain information on how the adviser has voted their proxies, and to maintain certain records relating to proxy voting.
          B. United Kingdom Code of Conduct Considerations. Certain offshore clients have contractually obligated PIM to vote proxies and take other corporate actions consistent with the UK Combined Code of Practice. This Combined Code is the UK equivalent of to the Sarbanes-Oxley Act. The Combined Code is mostly a prudential guide setting out the kinds of things investment firms should be watching out for in their portfolio companies in order to ensure shareholders derive value from their investments. With respect to proxy voting, the Combined Code emphasizes that investment advisers have a responsibility to make considered use of their votes. Best practice recommendations under the Combined Code for fulfilling this duty include meetings between the investment adviser and senior management of portfolio companies, and monitoring of portfolio companies’ (1) governance arrangements (particularly those relating to board composition, structure, accountability and independence), (2) management compensation arrangements, (3) financial reporting, (4) internal controls, and (5) approach to corporate social responsibility.
          C. ERISA Considerations. The Department of Labor has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser’s management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents. The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:
          1. Responsibility for voting should be clearly delineated between the adviser and the trustee or other plan fiduciary that appointed the adviser.
          2. An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.
          3. In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries. An investment adviser must consider factors that would affect the value of the plan’s investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. (However, other Department of Labor pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.)
          4. No one can direct the investment manager’s vote on a specific issue or on a specific company unless that contingency is provided for in writing and the person giving such direction is a named fiduciary of the plan.

          5. The client must periodically monitor the adviser’s voting activities, and both the client’s monitoring activities and the adviser’s voting activities (including the votes cast in each particular case) must be documented.
II. Procedures.
     A. Introduction.
          As of October 1, 2001, PIM (“PIM”) began subscribing to a proxy monitor and voting agent service offered by Institutional Shareholder Services, Inc. (“ISS”). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed account client portfolios and the U.S. companies in the Pzena Investment Management International — Pzena Global Value Service portfolio. They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling). The provision of these services became operational as of November 15, 2001. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).1 PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Checkfree/APL system. A direct link download has been established between Checkfree/APL and ISS. ISS assists us with our record keeping functions, as well as the mechanics of voting. As part of ISS’s recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to insure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.
     B. Compliance Procedures.
          PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst’s compliance with such procedures when voting. The Director of Compliance is responsible for monitoring overall compliance with these procedures.
     C. Voting Procedures.
1. Determine Proxies to be Voted
          Based on the information provided by PIM via the direct link download established between Checkfree/ APL and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM’s records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling ADP and/or applicable Custodians. Pending votes will be forwarded first to the firm’s Director of Compliance who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will

[1]	This default was phased in during early 2002 in order to give ISS time to customize their system. If we did not issue instructions for a particular proxy during the phase-in period. ISS marked the affected ballots based on the recommendations issued by ISS for that vote.

receive a red folder containing the proxy statement, a printout of the Company’s Annual Report, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.2 The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the red folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the red folder.
          If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Executive Officer and/or Director of Research and the Chief Executive Officer and/or Director of Research shall determine how to vote the proxy based on the Analyst’s recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Executive Officer and/or Director of Research agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the red folder and/or e-mailing such documentation to the Proxy Coordinator and General Counsel/Director of Compliance for filing.) When the Analyst has completed all voting, the Analyst will return the red folder to the Proxy Coordinator who will enter the votes in the ISS system. Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Director of Compliance and the Director of Research.
2. Identify Conflicts and Vote According to Special Conflict Resolution Rules
          The primary consideration is that PIM act for the benefit of its clients and place its client’s interests before the interests of the firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM’s advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM’s Director of Compliance, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.
          a. PIM has identified the following areas of potential concern:
•	Where PIM manages any pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios.

•	Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

•	Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

•	Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent or sibling.
          b. To address the first potential conflict identified above, PIM’s Director of Compliance will maintain a list of public company clients that will be updated regularly as new client relationships are established with the firm.

[2]	A separate ballot and vote record form may be included in the red folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS. In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM’s Director of Compliance who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.
          c. To address the second potential conflict identified above, PIM’s Director of Compliance (with the assistance of PIM’s Director of Operations during the busy proxy season — March through June) will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM’s clients (based on the client list generated by our Portfolio Management System, Checkfree/APL). If the proponent of a shareholder proposal is a PIM client, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.
          d. To address the third potential conflict identified above, PIM’s Director of Compliance (with the assistance of PIM’s Director of Operations during the busy proxy season — March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM’s individual clients (based on the client list generated by our Portfolio Management System, Checkfree/APL). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor or beneficiary thereof. If a director or director nominee is a PIM client, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.
          e. To address the fourth potential conflict identified above, PIM’s Director of Compliance (with the assistance of PIM’s Director of Operations during the busy proxy season — March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.
          f. The following special rules shall apply when a conflict is noted in the red folder:
          i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.
          ii. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst’s determination whether a vote for or against a proposal is in the best interests of PIM’s clients.
          iii. If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of its other clients.
          iv. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

          v. In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.
          vi. In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.
          Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:
          A designated member of PIM’s client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM’s conflict of interest, the ISS recommendation and PIM’s recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy in the manner it deems to be in the best interest of the client.
          When PIM’s conflicts resolution policies call for PIM to defer to ISS recommendations, PIM will make a case by case evaluation of whether this deferral is consistent with its fiduciary obligations by inquiring about and asking for representations from ISS on any potential conflicts it has or may have with respect to the specific vote. PIM will do this by making an email inquiry to disclosure@isspolicy.com. PIM will not do this, however, when this Proxy Policy permits PIM to defer to ISS when PIM has to vote a proxy of company shares which PIM accepted as an accommodation to a new client as part of an account funding, but then liquidated shortly thereafter because such securities were not in PIM’s model.
          On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct which ISS posts on its website. This review will be conducted in February of each year before the start of proxy voting season.
3. Vote
          Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health and stability). In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance. We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes periodic meetings with senior management of portfolio companies. PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services. Where applicable, PIM also will consider any specific guidelines designated in writing by a client.
          The Research Analyst who is responsible for following the company votes the proxies for that company. If such Research Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Research Analyst must complete a special “Disclosure of Personal Holdings Form” (blank copies of which will be included in each red folder), and the Director of Research must sign off on the Research Analyst’s votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator. It is the responsibility of each Research Analyst to disclose such personal interest and obtain such initials. Any other owner, partner, officer, director or employee of the firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.
          Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:
          a. Support management recommendations for the election of directors and appointment of auditors (subject to i below).
          b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:
          (i) With respect to incentive option arrangements:
–	The proposed plan is in excess of 10% of shares, or

–	The company has issued 3% or more of outstanding shares in a single year in the recent past, or

–	The new plan replaces an existing plan before the existing plan’s termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns.
          For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:
     A = the number of shares reserved under the new plan/amendment;
     B = the number of shares available under continuing plans;
     C = granted but unexercised shares under all plans
     D = shares outstanding, plus convertible debt, convertible equity, and warrants
          (ii) With respect to severance, golden parachute or other incentive compensation arrangements:
–	The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry (based solely on information about those arrangements which may be found in the company’s public disclosures and in ISS reports); or

–	The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a case–by–case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive’s then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

–	The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

          c. Support facilitation of financings, acquisitions, stock splits and increases in shares of capital stock which do not discourage acquisition of the company soliciting the proxy.
          d. Vote against shareholder social issue proposals unless specifically required in writing by a client to support a particular social issue or principle.
          e. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.
          f. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders’ rights.
          g. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.
          h. Oppose vague, overly broad, open-ended or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor can not be ascertained.
          i. Make sure management is complying with current requirements of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:
•	PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit (“other”) fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.
     In applying the above fee formula, PIM will use the following definitions:
–	Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

–	Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

–	Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)
•	PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

•	PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

•	PIM generally will withhold votes from any insiders flagged by ISS on audit, compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

•	PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.
          j. PIM generally will support re-incorporation proposals that are in the best interests of shareholders and shareholder value.
          k. PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant. In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.
          It is understood that PIM’s and ISS’s ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies. As part of its new account opening process PIM will send written notice to the Custodians of all clients who have authorized us to vote their proxies and instruct them to direct all such proxies to: ISS/1520/PIM, 2099 Gaither Road, Suite 501, Rockville, Maryland 20850-4045. These instructions will be included in PIM’s standard initial bank letter pack. If ISS has not received any ballots for a new account within 2 to 4 weeks of the account opening, ISS will follow-up with the Custodian. If ISS still has not received any ballots for the account within 6 to 8 weeks of the account opening, they will notify our Proxy Coordinator and Director of Operations and Administration who will work with the client to cause the Custodian to begin forwarding ballots. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.
          Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares. For these votes only, we will defer to ISS’s recommendations, however, since we will not have first hand knowledge of the companies and can not devote research time to them.
          Proxies for securities on loan through securities lending programs will generally not be voted. Since PIM’s clients and not PIM control these securities lending decisions, PIM will not be able to recall a security for voting purposes even if the issue is material.
4. Return Proxies
          The Director of Operations and Administration shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes. For so long as ISS or a similar third party service provider is handling the mechanics of voting client shares, the Director of Compliance will periodically verify that votes are being sent to the companies. Such verification will be accomplished by selecting random control numbers of proxies solicited during a quarter and calling ADP to check that they received and recorded the vote.
5. Changing a Vote
          Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Director of Compliance and the Director of Research.
III. Corporate Actions
          PIM shall work with the clients’ Custodians regarding pending corporate actions. Corporate action notices received from our portfolio accounting system’s Alert System and/or from one or more Custodians shall be directed to our Operations Administrative Personnel who will check our records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel will confirm that we have received a response form for each affected client account before the response date. The Research Analyst covering the Company will then be informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst shall consult with the firm’s Director of Research and applicable Portfolio Manager when making this determination. Once determined, the response shall then be communicated back to the Custodians by our Operations Administrative Personnel by fax. On our fax cover letter, we will request a signed confirmation of our instructions from the custodian and ask them to send this page with their signature back to us. We will make follow-up calls to the custodians to get them to return the signed fax, as needed. PIM’s Operations Administrative Personnel also will check the Company’s website for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in our portfolio management system. If the action results in accounts owning fractional shares of a security those shares will be sold off using the price per whole share found on the website. All faxes, notes and other written materials associated with the corporate action will be kept together in a folder that will be filed with the red proxy files. PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation. PIM will forward to all affected clients and former clients any important class action or other litigation information received by PIM. This will not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information. It will include any proof of claims forms, payment vouchers and other similar items.
IV. Client Disclosures
          On July 15, 2003, PIM sent all of its then existing clients a copy of these policies and procedures as amended and restated effective July 1, 2003, as well as a notice on how to obtain information from PIM on how PIM has voted with respect to their securities. In addition, PIM added a summary description of these policies and procedures to Schedule F of Part II of PIM’s ADV, and disclosed in that document how clients may obtain information from PIM on how PIM has voted with respect to their securities. From and after July 15, 2003, PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act. PIM will provide proxy voting summary reports to clients, on request. With respect to PIM’s mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.
V. Record Keeping
          A. PIM will maintain a list of dedicated proxy contacts for its clients. Each client will be asked to provide the name, email address, telephone number and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.
          B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM’s principal office and 3 years in offsite storage.
          i. Copies of PIM’s proxy voting policies and procedures, and any amendments thereto.
          ii. Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.
          iii. The vote cast for each proposal overall as well as by account.
          iv. Records of any calls or other contacts made regarding specific proxies and the voting thereof.

          v. Records of any reasons for deviations from broad voting guidelines.
          vi. Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.
          vii. A record of proxies that were not received, and what actions were taken to obtain them.
          viii. Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests (these shall be kept in the REPORTS folder contained in the client OPS file).
VI. Review of Policies
          The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM’s proxy committee. This committee consists of PIM’s Director of Research, Director of Compliance and at least one Portfolio Manager (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee shall review these policies, procedures and guidelines at least annually, and shall make such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.
Finally Adopted and Approved by the Pzena Investment Management Executive Committee on June 26, 2003
March 15, 2004 Amendments approved by the Proxy Committee as of March 5, 2004

SSGA Funds Management, Inc.
Proxy Voting Policy
Introduction
SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).
Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	reconciles holdings as of record date and rectifies any discrepancies;

6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)	documents the reason(s) for voting for all non-routine items; and

8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.
Process
The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.
In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services (“ISS”), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:
(i)	proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)	proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.
These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.
In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.
FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.
Voting
For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.
I. Generally, FM votes for the following ballot items:
Board of Directors
•	Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

•	Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•	Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•	The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•	Mandates requiring a majority of independent directors on the Board of Directors

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting
Auditors
•	Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•	Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors*

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
Capitalization
•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•	Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•	Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific — ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)
Anti-Takeover Measures
•	Elimination of shareholder rights plans (“poison pill”)

•	Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•	Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions
Executive Compensation/Equity Compensation
•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•	Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee
Routine Business Items
•	General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in Corporation Name

•	Mandates that amendments to bylaws or charters have shareholder approval
Other
•	Adoption of anti-“greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provision
II. Generally, FM votes against the following items:
Board of Directors
•	Establishment of classified boards of directors, unless 80% of the board is independent

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders’ Right to Call Special Meetings

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:
o	(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

o	(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

o	(i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

o	(i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward
Capitalization
•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change
Anti-Takeover Measures
•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Adjournment of Meeting to Solicit Additional Votes

•	Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)
Executive Compensation/Equity Compensation
•	Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee
Routine Business Items
•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Reincorporation in a location which has more stringent anti-takeover and related provisions

•	Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.
Other
•	Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•	Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Proposals asking companies to adopt full tenure holding periods for their executives
III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:
•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists
Protecting Shareholder Value
We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive – whether from clients, consultants, the media, the issuer, ISS or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.
Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.
In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.
As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process — especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.
Potential Conflicts
As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).
When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.
In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping
In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:
1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.
Disclosure of Client Voting Information
Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.
Amended: April 23, 2007

Payden & Rygel
Proxy Voting Policy
Background
          The Trust has delegated to the Adviser the authority to vote proxies on behalf of the Funds of the Trust. The Adviser has adopted the “Payden & Rygel Proxy Voting Policy” attached hereto as Exhibit 1 (the “Proxy Voting Policy”), which constitutes written policies and procedures reasonably designed to ensure that the Adviser votes client securities in the best of the client.
Policy
          At a minimum, the Adviser’s Proxy Voting Policy:
•	Provides how Adviser addresses material conflicts that may arise between its interests and those of its clients.

•	Discloses to its clients how they may obtain information from the Adviser about how it voted with respect to the client’s securities;

•	Describes to its clients the Adviser’s proxy voting policies and procedures.

•	Describes how clients may obtain a copy of the Proxy Voting Policy.
Procedures
•	The Proxy Voting Committee established pursuant to the Proxy Voting Policy documents how it has voted with respect to the securities of each client.

•	The Proxy Voting Committee documents any material conflicts between its interests and those of one of its clients and how it resolved that conflict.
Compliance Review
          Prior to August 1 of each year, the CCO will:
•	Review the adviser’s voting record and confirm that a random sample of proxy questions were voted according to the approved policy.

•	Review any material conflicts that have been documented and determine independently whether the conflict was resolved in favor of the client’s interests.

Payden & Rygel
Proxy Voting Policy
BACKGROUND
          To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,1 Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client’s interests to its own.
          To that end, Payden & Rygel has created a Proxy Voting Committee consisting of Christopher N. Orndorff, David Kelley III and Edward S. Garlock to consider any issues related to proxy matters.
          Many proxy matters that are routinely presented year after year are non-controversial, such as the retention of a company’s outside auditors. On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, “poison pills” and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.
          We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue. For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a “no” vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a “yes” vote.
GENERAL PROXY VOTING POLICIES FOLLOWED BY PAYDEN & RYGEL
          Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:
•	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer.

•	Vote for programs that permit an issuer to repurchase its own stock.

•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

•	Vote for management proposals on the retention of outside auditors.

•	Vote for management endorsed director candidates, absent any special circumstances.

[1]	The vast majority of proxy matters arise in the context of equity securities. To the very limited extent that such proxy matters might arise in the context of fixed income securities, Payden & Rygel would apply the same policies and procedures set forth above.

          With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel’s general policy is to take a position in favor of policies that are designed to advance the economic value of the issuer.
          Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, the Proxy Voting Committee shall determine the manner of voting the proxy in question.
CONFLICTS OF INTEREST
          From time to time, Payden & Rygel may purchase for one client’s portfolio securities that have been issued by another client. Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel. For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden & Rygel has purchased Alpha Company’s securities for the account of Beta Company, another Payden & Rygel client. Moreover, Beta Company’s policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company’s management. However, voting against Alpha Company management may harm Payden & Rygel’s relationship with Alpha Company’s management. Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.
          To ensure that proxy votes are voted in a client’s best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:
          1. If one of Payden & Rygel’s general proxy voting policies described above applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of Payden & Rygel.
          2. However, if the general proxy voting policy does not further the interests of the client, Payden & Rygel will then seek specific instructions from the client.
Revised, effective October 5, 2004

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Offit Hall Capital Management LLC
The Adviser’s Review Committee will review and make a final decision on the eligibility of any potential investment for the Fund. The members of the Review Committee are currently Kathryn A. Hall, Morris W. Offit and John Buoymaster. Biographical information concerning members of the Adviser’s Review Committee is set forth below.
Kathryn A. Hall. Ms. Hall is Co-Chairman, Co-Chief Executive Officer, and Chief Investment Officer of the Adviser and has nearly 20 years of capital markets experience. She has been employed by the Adviser for 13 years. She is a member of the Adviser’s Review Committee. Previously, she was President, Managing Member and a Managing Director of Laurel Management Company, LLC. Currently, Ms. Hall is a member of the Board of Directors of Princeton University Investment Company, and a Director of the American Century Mountain View Funds. She serves on the advisory boards of Riva Capital Partners (Abrams Capital), Qiming Venture Partners, and General Catalyst Fund (Fund III). She also serves on the Investment Committee of the UCSF Foundation and on the Board of the Thacher School. She previously served on the Boards of Princeton University, Stanford Management Company, Mills College, the San Francisco Day School, and Yerba Buena Center for the Arts. She was also the Chair of the Investment Committees at both Mills College and the San Francisco Day School. Ms. Hall graduated cum laude from Princeton University in 1980 with an A.B. in Economics. She received an MBA from Stanford Graduate School of Business in 1984.
Morris W. Offit. Mr. Offit is Co-Chairman and Co-Chief Executive Officer of the Adviser. He has been employed by the Adviser for five years. He is a member of the Adviser’s Review Committee. He previously was founder and CEO of OFFITBANK, a wealth management private bank, which merged into Wachovia Bank in 1999. Mr. Offit’s current primary affiliations include serving as President of UJA-Federation of New York (former Chairman 2001-2004). He serves as a Trustee of The Johns Hopkins University where he served as Chairman of the Board (1990-1996). He is also a Trustee of the Jewish Museum where he served as Chairman of the Board (1987-1991). In April 2004, Mr. Offit was elected a Fellow and Trustee of the New York Academy of Medicine. In April 2005, Mr. Offit was elected a Director of American International Group, Inc. (“AIG”). Mr. Offit received a BA from The Johns Hopkins University and an MBA from the Wharton School of the University of Pennsylvania. He was the recipient of an Honorary Degree of Doctor of Humane Letters from The Johns Hopkins University.
John W. Buoymaster. John W. Buoymaster is a Managing Director and the Director of Investment Advisory Services of the Adviser. He has been employed by the Adviser for nine years. He is also a member of the Adviser’s Review Committee. Previously, he was a Vice President in the San Francisco office of J.P. Morgan & Co. Incorporated, where he advised individuals and families on investment strategy, portfolio structuring and generational planning. From October 1977 through October 1991, Mr. Buoymaster was associated with the San Francisco and Palo Alto law firm of Cooley Godward Castro Huddleson & Tatum, and was a partner in that firm from January 1984 until October 1991. His practice concentrated in estate and tax planning and estate and trust administration, primarily for venture capitalists and founders of emerging companies. Mr. Buoymaster is a member of the Stanford Law School Board of Visitors, the Investment Committee of The Children’s Health Council (Palo Alto), and a member of the Advisory Board for Kohlberg Investors IV and V, L.P., which are private investment partnerships. He is also on the Planned Giving Advisory Committees for KQED and The California Academy of Sciences. He is the Chair of the Planned Giving Executive Committee at Williams College. He previously served as a director or trustee of various other non-profit organizations, including Marin Country Day School, The Little School (San Francisco), Goodwill Industries of San Francisco, San Mateo and Marin Counties, and the Children’s Health Council (Palo Alto). Mr. Buoymaster graduated magna cum laude from Williams College in 1974, with a Bachelor of Arts in Economics. He graduated from Stanford Law School in 1977.
Ms. Hall is currently and has been since Fund inception primarily responsible for the day-to-day management of the Fund.

Current Developments affecting the Adviser. Within the next few weeks, although the precise timing is subject to change, it is anticipated that the Adviser will repurchase all of the interests in the Adviser currently held by Morris W. Offit, Daniel W. Offit and Ned S. Offit as well as interests held by certain non-employee members of the Adviser. In addition, it is anticipated that the Adviser’s New York City office will be transferred to the Offits. Morris W. Offit currently serves as Co-Chairman and Co-Chief Executive Officer of the Adviser and is currently a member of the Adviser’s Review Committee. Daniel W. Offit and Ned S. Offit are both Managing Directors of the Adviser. The Offits are expected to resign from these positions at the Adviser.
If the repurchase occurs as anticipated, a majority of the Adviser’s interests would continue to be held by its current Principals (exclusive of the Offits). However, the repurchase of the Offits’ interests would likely be deemed to cause a change of control of the adviser and therefore fall within the definition of an “assignment” under the 1940 Act. Accordingly, the Advisory Agreement would automatically terminate upon the consummation of the repurchase. In order to ensure continuity of management, it is anticipated, subject to the approval of the Fund’s Board, that the Fund will enter into an interim advisory agreement with Offit Hall Capital Management LLC, operating under a new name. This interim Advisory Agreement would have the same Advisory Fee and contain substantially identical terms as the current Advisory Agreement, with the primary differences being the name of the Adviser and the provisions governing termination.
Offit Hall Capital Management LLC, operating under its new name, expects to retain all of its existing research capability and processes, and its operational and compliance capabilities as they pertain to the Fund, as well as many of its clients and client advisers. Following the repurchase, Kathryn A. Hall will continue to serve as Chief Executive Officer and Chief Investment Officer of the Adviser and the current team advising the Fund is expected to remain the same.
In the event that the repurchase occurs, investors will be notified in a timely fashion.
The table below describes certain information regarding the accounts that Ms. Hall, either alone or together with other Managing Directors of the Adviser, managed or advised as of December 31, 2006:

			Number of
			Accounts Managed	Assets Managed
			for which	for which
			Investment	Investment
	Number of		Advisory Fee is	Advisory Fee is
	Accounts	Total Assets	Performance-	Performance-
Type of Account	Managed	Managed	Based	Based
Registered Investment Companies	1	$186,148,000	0	$0
Other Pooled Investment Vehicles	6	$1,404,760,000	1	$37,887,000
Other accounts (Advisory Clients)	130	$20,721,989,000	1	$138,809,000
Potential Conflicts of Interest. Ms. Hall manages or advises accounts for many clients. There are certain inherent conflicts of interest between the Fund and other clients for which the Adviser acts as investment adviser or portfolio manager. In particular, some of these clients may seek to invest in the same Portfolio Funds as the Fund or to dispose of some investments the Fund is seeking to acquire. In addition, the Adviser may have conflicts of interest in the allocation of management and staff time, services and functions between the Fund and other entities.
Offit Hall seeks to manage such potential conflicts among its clients, including the Fund, through allocation policies and procedures (the “Allocation Policies”), which the Adviser has developed to provide assurances that no one client, regardless of type, is intentionally favored at the expense of another. The Allocation Policies are reasonably designed to address potential conflicts in situations where two or more client accounts participate in investment decisions involving the same Portfolio Funds.
Under the Allocation Policies, the Adviser will allocate investment opportunities in a manner that it believes in good faith to be in the best interest of all the accounts involved and will in general allocate investment opportunities believed to be appropriate for both the Fund and other accounts on an equitable basis; however, there can be no assurance that a particular investment opportunity that comes to the attention of the Adviser will be allocated in any particular manner.
In addition, Ms. Hall, like all Adviser personnel, is required to adhere to the Adviser’s Code of Ethics concerning personal investments.
Because clients advised by the Adviser have different investment objectives or considerations than the Fund, decisions for each such client are made separately and independently in light of the objectives and purposes of such accounts. In addition, the Adviser does not devote its full time and attention to the Fund and will only be required to devote such time and attention to the Fund as it, in its sole discretion, deems necessary for the management of the Fund.
Compensation of Offit Hall Portfolio Managers. Ms. Hall’s compensation consists of base salary and bonus, both of which are determined by the Adviser’s Compensation Committee based primarily on subjective guidelines. Ms. Hall’s base salary is fixed and compensation is not based on specific investment performance. As with all Adviser personnel, she is eligible for the standard retirement benefits and health and welfare benefits granted by the Adviser. Ms. Hall also has preexisting equity ownership in the Adviser and may be eligible for additional equity ownership if approved by the Adviser’s Board of Directors and Compensation Committee.
As of March 31, 2007, Ms. Hall did not, and is not eligible to, own any Units of the Fund.
Sub-Adviser Portfolio Manager Disclosure
Pzena Investment Management, LLC
Investment decisions for the Fund are made by a three-person investment team consisting of Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of each of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process. Richard S. Pzena and John P. Goetz are currently and have been since Fund inception responsible for providing sub-advisory services to the Fund. Antonio DeSpirito, III has also been responsible for providing sub-advisory services to the Fund since January 1, 2006.
The business backgrounds of each member of the investment team responsible for overseeing the Fund’s investments are:
Richard S. Pzena — Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena. Rich has worked in investment management since 1986; has been with PIM since 1995. Education: B.S. and M.B.A., The Wharton School of the University of Pennsylvania.
John P. Goetz — Managing Principal and Co-Chief Investment Officer. John has worked in investment management since 1996; has been with PIM since 1996, and has managed assets in the Fund since inception. Education: B.A. Wheaton College; M.B.A., Kellogg School, Northwestern University.
Antonio DeSpirito, III — Principal and Large Cap Portfolio Manager. Tony has been with PIM since 1996. Previously, Tony was one of the Portfolio Managers for PIM’s Small Cap Value Service. Education: B.S., the Wharton School of the University of Pennsylvania; J.D. Harvard Law School in 1993.

				Number of Accounts & Assets for
Number of Other Accounts Managed & Assets by				Which Advisory Fee
Account Type				is Performance Based
as of March 31, 2007				as of March 31, 2007
	Registered			Registered
	Investment	Other Pooled		Investment	Other Pooled
Portfolio Manager	Companies	Investment Vehicles	Other Accounts	Companies	Investment Vehicles		Other Accounts
Pzena Investment Management	11 ($10,180 million)	127 ($4,870 million)	442 ($12,857 million)	0	1 ($12 million	)	12 ($1,961 million)
Richard S. Pzena(1)	9 ($10,054 million)	112 ($3,530 million)	442 ($12,857 million)	0	0		12 ($1,964 million)
John Goetz(1)	11 ($10,180 million)	123 ($4,854 million)	442 ($12,857 million)	0	0		12 ($1,961 million)
Antonio DeSpirito, III(1)	8 ($9,986 million)	47 ($2,879 million)	139 ($5,704 million)	0	0		8 ($1,107 million)

(1)	Pzena Investment Management is a registered investment adviser that follows a classic value investment approach. As of March 31, 2007, the firm manages approximately $28.5 billion in assets for separate accounts under seven separate asset strategies: Value, Small Cap Value, Mid Cap Value, Large Cap Value, All-Cap Value, International Value and Global Value. Investment decisions for each strategy are made by a three-person investment team. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of each of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.
Potential Conflicts of Interest. In PIM’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of PIM’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and PIM’s policy or procedure for handling them. Although PIM has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.
The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. PIM seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product-specific basis. Thus, all value Accounts, whether they be Fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.
If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, PIM has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, PIM may choose to allocate the executed shares pro rata, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new issue investment include the Account having NASD restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.
With respect to securities transactions for the Accounts, PIM determines which broker to use to execute each order, consistent with its duty to seek best execution. PIM will bunch or aggregate like orders where doing so will be beneficial to the Accounts. However, with respect to certain Accounts, PIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, PIM may place separate, non-simultaneous, transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team trade personally in securities investments made or to be made for the Fund or other Accounts. To address this, PIM has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by PIM’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include persons who have access to non-public information about client securities transactions, or portfolio recommendations or holdings, and thus covers all of PIM’s full-time employees except those whose job functions are solely clerical. In addition, no access person, including an investment person, shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of securities which (i) are issued by a mutual fund which is advised or sub-advised by PIM, or (ii) are the same (or equivalent) securities purchased or sold by or on behalf of the advisory accounts unless and until the advisory accounts have effected a transaction which is the same as the access person’s contemplated transaction. Finally, orders for proprietary accounts (i.e., accounts of PIM’s principals, affiliates or employees or their immediate family which are managed by PIM) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.
Proxy voting for the Fund and the other Accounts’ securities holdings may also pose certain conflicts. PIM has identified the following areas of concern: (1) where PIM manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; and (3) where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. PIM’s proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.
PIM manages some Accounts under performance-based fee arrangements. PIM recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To attempt to prevent conflicts of interest associated with managing accounts with different compensation structures, PIM generally requires portfolio decisions to be made on a product specific basis. PIM also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, PIM requires average pricing of all aggregated orders. Finally, PIM has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.
Compensation of Pzena Portfolio Managers. Portfolio managers and other investment professionals at PIM are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. PIM avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Fund relative to the performance of the Fund’s benchmark. For investment professionals, we examine such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, we always look at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame we examine for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by PIM for attracting and retaining the best people.

All shares are voting shares (i.e., not phantom stock). The equity ownership in PIM as of March 31, 2007 of each member of the investment team who makes investment decisions for the Fund is as follows:

Richard S. Pzena	Greater than 25% but less than 50%

John P. Goetz	Greater than 5% but less than 10%

Antonio DeSpirito, III	Less than 5%
As of March 31, 2007, the portfolio managers did not, and are not eligible to, own any Units of the Fund.
Payden & Rygel
Payden & Rygel’s investment management philosophy is founded on a team approach to investing. The Investment Policy Committee, composed of seven managing principals, including Brian Matthews, sets overall policy for all portfolios managed by Payden & Rygel, including the Fund’s assets. The group at Payden & Rygel responsible for day-to-day portfolio management of the Fund’s assets, the Core Bond Strategy Group manages $13.1 billion in assets as of March 31, 2007 and is responsible for executing that policy.
          Set forth below are the portfolio managers of Payden & Rygel primarily responsible for the day-to-day management of the Fund’s assets. Brian Matthews and Mary Beth Syal have been providing sub-advisory services to the Fund since inception. David Ballentine began working on the Fund in January 2007.

			Years with	Business
Name	Title	Responsibilities	Firm	Experience
Brian W. Matthews	Managing Principal	Investment Policy Committee; Senior Portfolio Manager	21	Payden & Rygel

Mary Beth Syal	Managing Principal	Investment Policy Committee: Senior Portfolio Manager	16	Payden & Rygel

David P. Ballantine	Principal	Senior Strategist	16	Payden & Rygel
Payden & Rygel’s investment management structure employs a team approach. As part of this process, the Investment Policy Committee (“IPC”) relies upon two internal groups when formulating its investment policy. The first group, or the investment strategy group, is comprised of investment strategists and traders. The second group involved in the portfolio process, the portfolio management group, is comprised of professionals who have significant strategy and trading experience and/or have earned the CFA designation.
Brian W. Matthews, CFA. As a member of the firm’s IPC, Mr. Matthews’ primary role is to develop a broad portfolio structure that reflects both the macro mandates of Payden & Rygel’s IPC and the securities that are available in the market. The IPC also has discretion over major decisions such as duration or portfolio sector weights.
David P. Ballantine, CFA, Senior Strategist, and Jeff Carefoot, Core Bond Strategist. Mr. Ballantine, along with the Core Bond team which includes Mr. Carefoot as a member, implements the policy approved by the IPC and within the context of individual client guidelines. Mr. Ballantine and Mr. Carefoot and the appropriate sector specialists have the authority to pick individual securities within the authorized allocations. Mr. Ballantine and Mr. Carefoot review all portfolio holdings on a regular basis. Mr. Carefoot began working on the Fund in October of 2006.

Mary Beth Syal, CFA, Senior Portfolio Manager. Ms. Syal focuses on client-related issues when structuring portfolios. As such, she is the main contact with the client. Ms. Syal is responsible for identifying and communicating client objectives, constraints, risk tolerances and time horizons to the investment strategy group. Because Payden & Rygel believes that client issues are as important as market issues, the interchange between the portfolio managers and portfolio strategists is critical. Ms. Syal reviews all portfolio holdings on a regular basis.
Set forth in the chart below are the total number of all accounts, and the total assets for those accounts, for which Mr. Matthews, Ms. Syal and Mr. Ballantine are directly assigned day-to-day responsibility as of March 31, 2007.

				# of Accounts
Name of Portfolio				Managed that	Total Assets that
Manager or		Total # of Accounts		Advisory Fee Based	Advisory Fee Based
Team Member	Type of Accounts	Managed	Total Assets	on Performance	on Performance
1. Brian W. Matthews	Registered Investment Companies:	4	$1.296 billion	0	$0
	Other Pooled Investment Vehicles:	2	$0.715 billion	0	$0
	Other Accounts:	31	$7.447 billion	0	$0
2. Mary Beth Syal	Registered Investment Companies:	3	$0.087 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	29	$0.667 billion	0	$0
3. David P. Ballantine	Registered Investment Companies:	3	$0.515 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0.000 billion	0	$0
	Other Accounts:	2	$0.334 billion	0	$0
Potential Conflicts of Interest. Conflicts of interest may arise where Payden & Rygel or its employees have reason to favor the interests of one client over another, e.g., larger accounts over smaller accounts, or accounts compensated by performance fees over accounts not so compensated. In such a situation, Payden & Rygel and its employees are specifically prohibited from engaging in any inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.
Compensation of Payden & Rygel Portfolio Managers. In addition to highly competitive base salaries, each portfolio manager receives an annual pre-tax cash bonus based on merit and corporate profitability for that year. Salaries are fixed and bonuses are extended to all members of the firm.
Key personnel, including portfolio managers, also may receive either a deferred compensation plan or equity ownership in the company.
Payden & Rygel provides investment management services to all client accounts, including Kiewit Investment Fund LLLP, based on the team approach. As a result, a portfolio manager’s compensation is not tied directly to the specific performance of the account, but rather to the overall performance of the team and the individual’s contribution to that team effort. The following factors are evaluated in the bonus process: level of responsibility, leadership, aiding in the achievement of account objectives and application of knowledge and expertise, as determined by their supervisor.
As of March 31, 2007, the portfolio managers did not, and are not eligible to, own any Units of the Fund.

State Street Global Advisors
SSgA Funds Management, Inc. (“SSgA FM”) serves as a Sub-Adviser for the Fund’s passive U.S. equity investments in accordance with the Fund’s investment objective, policies and restrictions. As of March 31, 2007, SSgA FM had over $135.8 billion in assets under management. SSgA FM, State Street and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1.8 trillion under management as of March 31, 2007, SSgA provides complete global investment management services from offices in North America, South American, Europe, Asia, Australia and the Middle East.
SSgA FM manages the Fund’s assets allocated to it using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Portfolio include the following:
David Chin. Mr. Chin is a Principal of SSgA and SSgA FM. He joined the firm in 1999 and is a Senior Portfolio Manager in the firm’s Global Structured Products Team. He is responsible for managing both U.S. and international funds. Prior to joining SSgA in 1999, Mr. Chin was a product analyst in the Analytical Services Group at Frank Russell Company. Mr. Chin has been working in the investment management field since 1992. Mr. Chin holds a BS in Management Information Systems from the University of Massachusetts/Boston and an MBA from the University of Arizona.
Kala S. Croce. Ms. Croce is a Principal of SSgA and SSgA FM. She joined the firm in 1995 and is a Senior Portfolio Manager in the firm’s Global Structured Products Team. Ms. Croce is responsible for managing both domestic and international equity index portfolios. Prior to joining SSgA in 1995, she worked in State Street Corporations’ Mutual Funds division in the United States, as well as in Canada and Germany. Ms. Croce holds a BS degree in Accounting from Lehigh University and an MBA degree in International Business from Bentley College. She is a member of the CFA Institute and the Boston Security Analysts Society. Ms. Croce is currently a Level III candidate of the Chartered Financial Analyst Program.
Mr. Chin is currently and has been since Fund inception responsible for providing sub-advisory services to the Fund. Ms. Croce has also been responsible for providing sub-advisory services to the Fund since March 31, 2006.
SSgA FM manages the Fund’s assets using a team of investment professionals. The members of this team involved in the day to day management of the portion of the Fund allocated to SSgA FM are: David Chin and Kala Croce. The following table lists the number and types of accounts managed by the SSgA FM Global Structured Products Team and assets under management in those accounts as of March 31, 2007:

Registered
	Investment						Total Assets
	Company	Assets Managed	Pooled Investment	Assets Managed		Assets Managed	Managed
Portfolio Manager	Accounts	($ billions)	Vehicle Accounts	($ billions)	Other Accounts	($ billions)	($ billions)
Team Managed*	64	$32.2	2,377	$209.9	525	$198.3	$440.5

*	Please note that SSgA’s passive assets are managed on a team basis. This table refers to SSgA, comprised of all the investment management affiliates of State Street Corporation, including SSgA FM. There are no account assets where compensation is based upon performance.
As indicated in the table above, portfolio managers at SSgA FM may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.
Potential Conflicts of Interest. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.
          A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
          A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.
          The potential conflicts described are applicable to SSgA/SSgA FM as our Portfolio Managers manage several accounts with similar guidelines and differing fee schedules.
Compensation of SSgA FM Portfolio Managers. The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity). Base pay is generally fixed for each investment professional, but may be adjusted as a result of responsibility changes, market adjustments or similar factors. The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance as determined at the discretion of each employee’s manager. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.
As of March 31, 2007, the portfolio managers did not, and are not eligible to, own any Units of the Fund.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.
Item 10. Submission of Matters to a Vote of Security Holders.
As of the end of the period, March 31, 2007, the Nominating Committee of the registrant’s Board of Directors has adopted procedures by which unit holders may recommend nominees to the Board as noted in the registrant’s Statement of Additional Information.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not Applicable – See Item 2 Above.
(b)(1) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with Form N-CSR are attached hereto.
(b)(2) Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form N-CSR is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Kiewit Investment Fund LLLP

By: /s/ Robert L. Giles, Jr. Robert L. Giles, Jr.
President
June 7, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert L. Giles, Jr. Robert L. Giles, Jr.
President
June 7, 2007

By: /s/ Denise A. Meredith Denise A. Meredith
Treasurer
June 7, 2007